UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2026

FLEX LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	98-1773351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12515-8 Research Blvd, Suite 300, Austin, Texas	78759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 425-7929

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Series A Convertible Preferred Stock Investment Agreement

As previously announced, Flex Ltd., a company organized under the laws of Singapore (the “Company” or “Flex”), intends to separate its Cloud and Power Infrastructure business into an independent publicly traded company, Axiom Solutions International, Inc., a Texas corporation and currently a wholly owned subsidiary of Flex (“Axiom”), in the first quarter of 2027 (the “Spin-Off”). As also announced, on September 3, 2026, a wholly owned subsidiary of Flex entered into a stock purchase agreement (the “EPC Purchase Agreement”) to acquire all of the equity interests of EPC Power Corp., a Delaware corporation (“EPC Power”), with Flex guaranteeing such subsidiary’s obligations thereunder (such transaction, the “EPC Power Acquisition”). The EPC Power Acquisition is expected to close in the fourth quarter of 2026 and, upon the closing of the EPC Power Acquisition, EPC Power is expected to become part of the Company’s Cloud and Power Infrastructure business prior to the Spin-Off.

In connection with the pending EPC Power Acquisition, on October 2, 2026, the Company, Axiom, GC Venture XIII (ASI), L.P., a Delaware limited partnership (“General Catalyst”), and other investors party thereto (together with General Catalyst, the “Investors”), entered into a Series A Convertible Preferred Stock Investment Agreement (the “Preferred Investment Agreement”), pursuant to which the Investors have agreed to collectively purchase 200,000 shares of Axiom’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Convertible Preferred Stock”), for a per share purchase price of $10,000 (the “Per Share Purchase Price” or “Stated Value”) and an aggregate purchase price of $2,000,000,000 in a private placement (the “Preferred Investment”).

The Company is a party to the Preferred Investment Agreement for purposes of, among other things, guaranteeing the full performance and payment by Axiom (at Axiom’s election, in cash or in Flex’s ordinary shares, no par value (“Flex Ordinary Shares”), or a combination thereof (which election is subject to the Company’s approval)) of its obligation to redeem all then-outstanding shares of the Convertible Preferred Stock held by the Investors if the Spin-Off is not consummated on or before December 31, 2027, for a price per share of the Convertible Preferred Stock (the “Redemption Price”) equal to: (i) if paid in cash, 115% of the Per Share Purchase Price, or (ii) if paid in Flex Ordinary Shares, 125% of the Per Share Purchase Price, and in each case, minus the sum of the aggregate amount of dividends that have been paid in cash on each share of the Convertible Preferred Stock as of the relevant redemption date (excluding any additional dividends paid as a result of an event of noncompliance); provided that the Redemption Price (as determined without regard to this proviso) shall be increased as necessary so that the after-tax amount retained by each Investor (determined by applying an assumed tax rate of 25.5% against (i) the excess of (a) the Redemption Price (as determined without regard to this proviso) over (b) the Stated Value and (ii) the additional amount determined under this proviso) is equal to the Redemption Price (as determined without regard to this proviso).

To the extent Flex Ordinary Shares are used to pay the Redemption Price, Axiom and the Investors shall use commercially reasonable efforts to mutually agree on the number of Flex Ordinary Shares to be delivered and Axiom’s support obligations in respect thereof, in each case

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prior to December 1, 2027, and the Company also agreed to provide customary registration rights with respect to such Flex Ordinary Shares. Any portion of the Redemption Price that remains unpaid as of the applicable redemption date will bear interest at a rate of 12% per annum until it is fully paid.

The closing of the Preferred Investment is subject to the satisfaction or waiver of certain customary closing conditions, including, among other things, the expiration or termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of certain other required regulatory approval.

The foregoing description of the Preferred Investment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Preferred Investment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02. The Flex Ordinary Shares to be issued in connection with the payment of Redemption Price will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01. Other Events

On October 5, 2026, the Company issued a press release announcing the Preferred Investment described in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the Preferred Investment, the EPC Power Acquisition and the Spin-Off; the expected timing of the closing of the Preferred Investment and the EPC Power Acquisition, the expected timing of the Spin-Off and the ability to complete each of the Preferred Investment, the EPC Power Acquisition and the

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Spin-Off; the anticipated synergies and benefits of the EPC Power Acquisition and the Spin-Off, including enhanced strategic focus, financial flexibility and value creation for shareholders; the expected future performance of each of Flex and Axiom, including the business of EPC Power; the impact of the EPC Power Acquisition on Flex’s Cloud and Power Infrastructure business; the expected sources and structure of financing for the EPC Power Acquisition; and statements about business strategies, growth opportunities, market position and financial outlook for each of Flex and Axiom. These forward-looking statements are based on current expectations, estimates and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Risks and uncertainties related to the Preferred Investment, EPC Power Acquisition and Spin-Off include, but are not limited to: uncertainties as to whether the Preferred Investment, the EPC Power Acquisition and the Spin-Off will be completed and the timing thereof; the ability to achieve anticipated ratings of the Convertible Preferred Stock; the possibility that various conditions to the completion of the Preferred Investment, EPC Power Acquisition and the Spin-Off may not be satisfied or waived, including the failure to obtain required regulatory approvals in the expected timeframe or at all or subject to conditions that are not anticipated; the possibility that the Spin-Off will not qualify for the expected tax-free treatment for U.S. federal income tax purposes; the risk that the Spin-Off may be more difficult, time-consuming, or costly than expected, including the impact on Flex resources, systems, procedures, and controls; the possibility that the occurrence of any event or circumstance that could give rise to the right of one or more parties to the EPC Purchase Agreement to terminate the EPC Purchase Agreement; potential adverse effects to the businesses of Flex or EPC Power during the pendency of the EPC Power Acquisition and the Spin-Off, such as employee departures or distraction of management from business operations; the possibility that the strategic, operational and financial benefits of the EPC Power Acquisition and the Spin-Off may not be achieved or may take longer to achieve than expected, including as a result of problems arising from the integration of the business of EPC Power; the failure to obtain, or delays in obtaining, required legal, regulatory or other approvals necessary to complete the EPC Power Acquisition and the Spin-Off; disruption from the EPC Power Acquisition and the Spin-Off, including potential adverse effects on relationships with customers, suppliers, employees and other business partners; competitive responses to the announcement or completion of the Spin-Off; diversion of management’s attention from ongoing business operations; the possibility of disputes, litigation or unanticipated costs in connection with the EPC Power Acquisition and the Spin-Off; uncertainty regarding the financial performance of either company following the Spin-Off; negative effects of the announcement or pendency of the Preferred Investment, the EPC Power Acquisition and the Spin-Off on the market price of Flex’s securities and/or on Flex’s financial performance; the ability to achieve anticipated capital structures, credit ratings, and financing in connection with the Spin-Off; the ability to retain key personnel; impacts of geopolitical conflicts; and any changes in general economic and/or industry-specific conditions. Additional information concerning risks relating to our business is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and in our subsequent filings with the Securities and Exchange Commission (the “SEC”). All forward-looking statements are made as of the date hereof, and Flex assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

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Important Information and Where to Find It

In connection with the proposed Spin-Off, Flex intends to file relevant materials with the SEC, including, among other filings, a proxy statement on Schedule 14A that will be mailed or otherwise disseminated to shareholders of Flex seeking their approval of the Spin-Off proposal. In addition, a registration statement on Form 10 (the “Form 10”) has been filed with the SEC by Axiom with respect to its common stock on September 15, 2026. This communication is not a substitute for the proxy statement and Form 10 or any other document that may be filed with the SEC by Flex or Axiom. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE FORM 10 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED BY EACH OF FLEX AND AXIOM WITH THE SEC IN CONNECTION WITH THE PROPOSED SPIN-OFF (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT FLEX, AXIOM, THE PROPOSED SPIN-OFF AND RELATED MATTERS. Investors will be able to obtain free copies of the proxy statement and Form 10 and other relevant documents (when they become available) that will be filed by each of Flex and Axiom with the SEC on the SEC’s website at http://www.sec.gov. Investors also will be able to obtain free copies of the proxy statement and other relevant documents that will be filed by Flex with the SEC from the investor relations page on Flex’s website at investors.flex.com.

Participants in the Solicitation

Flex and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Flex in connection with the proposed Spin-Off. Information regarding Flex’s directors and executive officers and their ownership of Flex ordinary shares is contained in Flex’s proxy statement for its 2026 annual general meeting of shareholders, which was filed with the SEC on June 24, 2026, including under the headings “Corporate Governance,” “Fiscal Year 2026 Non-Employee Directors’ Compensation,” “Proposal No. 1: Re-election of Directors,” “Proposal No. 3: Non-Binding, Advisory Resolution on Executive Compensation,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Information about our Executive Officers” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent the holdings of the Flex securities by the Flex directors and executive officers have changed since the amounts set forth in the proxy statement for its 2026 annual general meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed Spin-Off. You may obtain free copies of these documents using the sources indicated above.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.

10.1*	Series A Convertible Preferred Stock Investment Agreement, dated October 2, 2026, by and among Axiom Solutions International, Inc., GC Venture XIII (ASI), L.P., other investors party thereto and Flex Ltd. (solely where expressly provided therein).

99.1	Press release, dated October 5, 2026, issued by Flex Ltd.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Schedules and certain portions of this exhibit have been redacted in accordance with Items 601(a)(5) and 601(b)(10) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEX LTD.

Date: October 5, 2026	By:	/s/ Kevin Krumm
Name: Kevin Krumm Title: Chief Financial Officer

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Exhibit 10.1

Certain confidential information contained in this document, marked by [****], has been omitted because it is both (i) not material and (ii) the type that the Company treats as private or confidential.

EXECUTION VERSION

Axiom Solutions International, Inc.

Series A Convertible Preferred Stock Investment Agreement

Dated as of October 2, 2026

i

ii

Exhibits and Schedule

Schedule A:	List of Investors
Exhibit A:	Form of Series A Convertible Preferred Stock Certificate of Designations
Exhibit B:	Form of Registration Rights Agreement

Sch. 5.06:	Restricted Transferees
Sch. 5.08:	Required Regulatory Approvals

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SERIES A CONVERTIBLE PREFERRED STOCK INVESTMENT AGREEMENT

This Series A Convertible Preferred Stock Investment Agreement (this “Agreement”), dated as of October 2, 2026, is entered into by and among Axiom Solutions International, Inc., a wholly owned subsidiary of Flex Ltd. (the “Parent”) and a Texas corporation (the “Company”), GC Creation Fund III, L.P., a Delaware limited partnership (“GC”), and the other investors party and set forth on Schedule A hereto (collectively, the “Investors” and each individually, an “Investor”), and, solely where expressly provided in this Agreement, the Parent.

WHEREAS, subject to the terms and conditions set forth herein, the Company desires to issue, sell and deliver to the Investors, and each Investor, severally and not jointly, desires to purchase and acquire from the Company, the number of shares set forth opposite such Investor’s name on Schedule A hereto (collectively, the “Purchased Shares”) of Series A Convertible Preferred Stock, which will have a par value of $0.0001 per share (the “Convertible Preferred Stock,” and such purchases and sales, collectively, the “Placement”), having the designation, preferences, rights (including with respect to conversion), privileges, powers, and terms and conditions, to the fullest extent permitted by applicable Law and as specified in the form of the Series A Convertible Preferred Stock Certificate of Designations attached hereto as Exhibit A (the “Certificate of Designations”). The Convertible Preferred Stock will be convertible into shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”), on the terms and subject to the conditions set forth in the Certificate of Designations, and any shares of Common Stock issuable upon conversion of the Purchased Shares are referred to herein as the “Underlying Shares.”

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Definitions. As used in this Agreement (including the recitals hereto), the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person; provided that (a) the Parent, the Company and their respective Subsidiaries shall not be deemed to be Affiliates of any Investor or any of its respective Affiliates, and (b) other than in the case of Section 5.08(d), Section 7.02 or Section 7.04, in no event shall any of the Investors or any of their respective Subsidiaries be considered an Affiliate of any portfolio company affiliated with or managed by affiliates of such Investor or any of their respective present and former directors, officers, stockholders, partners, members or managers, nor shall any portfolio company affiliated with or managed by affiliates of any such Investor be considered to be an Affiliate of an Investor or any of their respective Affiliates. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the ability to elect at least a majority of the members of the board of directors or other governing body of a Person, and the terms “controlled” and “controlling” have correlative meanings.

“Aggregate Purchase Price” means the aggregate Purchase Price for the Purchased Shares to be purchased by the Investors hereunder.

“Bankruptcy and Equity Exception” has the meaning set forth in Section 3.02(a).

“Board” means the Board of Directors of the Company.

“Business Day” means any day except a Saturday, a Sunday or other day on which the SEC or banks in the City of New York are authorized or required by Law to be closed.

“Change of Control” has the meaning set forth in Section 5.06(d).

“Cloud and Power Infrastructure Business” means the Cloud & Power Infrastructure business of Parent as described in the Form 10, which consists of Parent’s (1) cloud solutions business, which includes liquid cooling solutions (including its JetCool business and third-party sourced liquid cooling solutions), advanced thermal solutions, data center IT hardware systems, and rack-scale integration, and (2) power infrastructure business, which includes its (a) critical power business (including its Anord Mardix, Crown Technical Systems and Electrical Power Products and EPC Power upon the closing of the Proposed Acquisition) and (b) embedded power business (including power modules and custom power solutions), in each case, as conducted prior to the distribution date of the Spin-Off.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Company Organizational Documents” means the Company’s (i) Certificate of Formation and (ii) Bylaws, each as may be amended and/or restated from time to time in accordance with this Agreement.

“Contract” has the meaning set forth in Section 3.02(b).

“Conversion Shares” has the meaning set forth in Section 5.06(a)(i).

“Distribution” means the distribution of between approximately 88.0% to 94.0% of all of the then-outstanding shares of Common Stock to be carried out by Parent by way of a distribution in specie to Parent shareholders on a pro rata basis based on the number of Parent ordinary shares held by each such Parent shareholder of record as of the record date for such distribution, as described in the Form 10.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filed SEC Documents” means all reports, schedules, forms, statements and other documents filed with, or furnished to, the SEC by the Company and publicly available prior to the date hereof, including, without limitation, the Form 10.

“Form 10” means the registration statement on Form 10-12B, as publicly filed by the Company with the SEC on September 15, 2026 under CIK 00021309993, for purposes of effecting the Spin-Off, including any amendments, supplements or exhibits thereto that may be filed from time to time, in each case subject to Section 5.03.

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“Fraud” means actual, not constructive, common law fraud (under the laws of the State of New York).

“Fundamental Change” has the meaning set forth in the Certificate of Designations.

“GAAP” means generally accepted accounting principles in the United States, consistently applied.

“Governmental Authority” means any government, court, regulatory or administrative agency, arbitrator (public or private), commission or authority, stock exchange or other legislative, executive or judicial governmental entity (in each case including any self-regulatory organization), whether federal, state or local, domestic, foreign or multinational.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Internal Reorganization” means the allocation, transfer, or conveyance by Parent of the entities, assets, and liabilities comprising the Cloud and Power Infrastructure Business in advance of the Distribution so that the Company and its subsidiaries are allocated, transferred, or conveyed the entities, assets, and liabilities of the Cloud and Power Infrastructure Business, while the remaining entities, assets, and liabilities will remain with Parent, as more fully described in the Form 10.

“Internal Revenue Service” means the United States Internal Revenue Service.

“Investor Material Adverse Effect” means any effect, change, event or occurrence that would prevent or materially delay, interfere with, hinder or impair the compliance by the applicable Investor with its obligations under this Agreement.

“Judgment” means any order, judgment, injunction, ruling, writ or decree of any Governmental Authority.

“Laws” means all local, state or federal laws, common law, statutes, ordinances, codes, rules or regulations, executive orders, Judgments, governmental guidelines or interpretations thereof that have the force of law, Permits, or other similar requirements enacted, adopted, promulgated or applied by any Governmental Authority.

“Material Adverse Effect” means any effect, change, event or occurrence (“Effect”) that has or would reasonably be expected to have, individually or in the aggregate with all other Effects, a material adverse effect on the business, results of operations, or financial condition of the Company and its Subsidiaries, including the Cloud and Power Infrastructure Business, taken as a whole, assuming consummation of the Internal Reorganization and the Spin-Off; provided, however, that, no Effect to the extent resulting from any of the following, individually or in the aggregate, shall be deemed to constitute, or shall be taken into account in determining whether there has been, a Material Adverse Effect: (i) changes in GAAP (or other applicable accounting standards) or the interpretation or enforcement thereof after the date of this Agreement; (ii) changes in Laws or the interpretation or enforcement thereof after

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the date of this Agreement; (iii) changes in the financial, securities, credit or other capital markets or general economic, regulatory, legislative or political conditions in the United States or any other country or region in which the Company or its Subsidiaries do business, including changes in interest rates, tariffs and/or foreign exchange rates; (iv) changes generally affecting the industry or industries in which the Company and its Subsidiaries, including the Cloud and Power Infrastructure Business, operate or would operate after giving effect to the Internal Reorganization and the Spin-Off; (v) the occurrence, escalation, outbreak or worsening of any hostilities, war, sabotage, police action, acts of terrorism, cyberattacks, cyberterrorism, acts of war, sabotage or terrorism or major hostilities or natural or man-made disasters or other force majeure events, military conflicts, political instability or other regional, national or international calamity, crisis or emergency, or any governmental or other response to any of the foregoing, in each case, whether or not pursuant to the declaration of an emergency or war and whether or not involving the United States; (vi) any pandemic, epidemic, plague or other outbreak of illness or public health event, or any public health, quarantine, “shelter in place,” “stay at home,” social distancing, shut down, closure, sequester, safety or similar law, requirement, directive or mandate promulgated by any Governmental Authority; (vii) the announcement, pendency or consummation of the transactions contemplated by this Agreement and the other Transaction Documents or the identities of the Investors); (viii) (A) any changes in the pricing of, demand for or market reception of the securities issued in the Spin-Off or in the market price or trading volume of any securities of the Company following the Spin-Off, (B) any (1) delay in or postponement of the Internal Reorganization or the Spin-Off or (2) decision by the Parent or the Company not to proceed with the Internal Reorganization or the Spin-Off, (C) any changes in any credit ratings of the Parent, the Company or any of their respective Subsidiaries, (D) any changes in any analyst recommendations, estimates or ratings relating to the Parent, the Company or any of their respective Subsidiaries or (E) the failure of the Parent and its Subsidiaries or the Company and its Subsidiaries to meet any internal or published projections, estimates or forecasts of revenues, earnings or other financial metrics for any period, in the case of each of clauses (A) – (E), in and of itself (provided that the underlying causes of the foregoing clauses (A) – (E) may be considered in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur to the extent not otherwise excluded by this definition); (ix) any action taken or omitted to be taken by the Parent, the Company or any of their respective Subsidiaries that is (A) expressly permitted or required to be taken (or not taken) or expressly contemplated by this Agreement or the other Transaction Documents (in each case, as amended, supplemented or changed in accordance with their terms from time to time), (B) taken (or not taken) at the written request or with the written consent of GC on behalf of the Investors that is not required to be taken by the express terms of this Agreement or the Transaction Documents or (C) required to be taken (or not taken) by Applicable Law; provided, further, that, with respect to clauses (i) through (vi) above, such Effects may be taken into account in determining whether a “Material Adverse Effect” has occurred or would reasonably be expected to occur with respect to the Company or its Subsidiaries, but only to the extent of the incremental disproportionate impact of such Effects on the Company and its Subsidiaries, including the Cloud and Power Infrastructure Business, taken as a whole, assuming consummation of the Internal Reorganization and the Spin-Off, relative to other participants in the industry or industries and geographies in which the Company and its Subsidiaries, including the Cloud and Power Infrastructure Business, would operate after giving effect to the Internal Reorganization and the Spin-Off.

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“Material Contract” means each material, written and binding contract, agreement, lease, license or other binding written instrument with the two largest Cloud and Power Infrastructure Business customers (measured by sales for Parent’s most recently completed fiscal year), to which Parent, the Company or any of their respective Subsidiaries is party, in each case, solely to the extent relating to the Cloud and Power Infrastructure Business.

“No-Spin Redemption” means the redemption of the Convertible Preferred Stock pursuant to Section 7.3(a) of the Certificate of Designations.

“Permitted Loan” means any bona fide loan, advance or other financing arrangement secured by a pledge, hypothecation or other security interest in shares of Convertible Preferred Stock or Conversion Shares, including any foreclosure or transfer in lieu of foreclosure, in each case, solely as permitted pursuant to Section 5.06(a)(iii).

“Person” means an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a Governmental Authority.

“Proposed Acquisition” means the proposed acquisition of shares of common stock of EPC Power Corp by the Parent or an Affiliate of the Parent pursuant to the Silver SPA.

“Purchase Price” means $10,000.00 per share of Convertible Preferred Stock.

“Registration Rights Agreement” means that certain Registration Rights Agreement to be entered into by and among the Parent, the Company and the Investors on the Closing Date, in substantially the form attached hereto as Exhibit B.

“Regulatory Laws” means, collectively, any Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or lessening of competition through merger or acquisition or restraint of trade or that affect foreign investment, outbound investment, foreign exchange, national security or national interest of any jurisdiction.

“Representatives” means, with respect to any Person, its officers, directors, principals, partners, managers, members, employees, consultants, agents, financial advisors, investment bankers, attorneys, accountants, other advisors, and other representatives.

“Required Regulatory Approvals” has the meaning set forth in Section 5.08(a).

“Restraints” has the meaning set forth in Section 6.01.

“ROFO Notice” has the meaning set forth in Section 5.06.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Silver SPA” means that certain Stock Purchase Agreement, dated as of September 3, 2026, by and among ACS Acquisitions, Inc., EPC Power Corp. and Charge Parent LLC, as may be amended, supplemented or modified from time to time, in each case, only to the extent that such amendment, supplement or modification is not materially adverse to the interests of the Investors.

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“Spin-Off” means the consummation of the separation of the Cloud and Power Infrastructure Business from Parent’s other businesses following the Internal Reorganization, the Distribution and the creation, as a result of the separation and distribution, of the Company as an independent publicly traded company holding the entities, assets and liabilities associated with the Cloud and Power Infrastructure Business, as described in the Form 10.

“Spin-Off Transaction Documents” means the Amended and Restated Certificate of Formation, Amended and Restated Bylaws, the Separation Agreement, the Tax Matters Agreement, the Employee Matters Agreement, the Cross-Supply Agreements, the Site Services Agreement, the Stockholder’s and Registration Rights Agreement, the Transition Services Agreement and the Intellectual Property Matters Agreement, in each case as set forth in the Form 10 (as may be amended or supplemented from time to time in accordance with Section 5.03).

“Standstill Period” has the meaning set forth in Section 5.12.

“Subsidiaries” means, collectively, the “Subsidiaries” of the Company from time to time, as such term is defined in the Certificate of Designations.

“Tax” means any and all United States federal, state, local or non-United States taxes, fees, levies, duties, tariffs, imposts, and other similar charges imposed by any Governmental Authority, including taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added or gains taxes; license, registration and documentation fees, and customs duties, tariffs and similar charges, together with any interest, penalties, and additions to tax imposed by any Governmental Authority.

“Tax Return” means returns, reports, claims for refund, declarations of estimated Taxes and information returns or statements, including any schedule or attachment thereto or any amendment thereof, with respect to Taxes filed or required to be filed with any Taxing Authority, including affiliated, consolidated, combined and unitary Tax Returns.

“Taxing Authority” means any Governmental Authority or any subdivision, agency, commission or entity thereof or any quasi-governmental or private body having jurisdiction over the assessment, determination, collection or imposition of any Tax (including the IRS).

“Transaction Documents” means this Agreement, the Certificate of Designations, the Registration Rights Agreement and all other documents, certificates or agreements executed in connection with the transactions contemplated by this Agreement, the Certificate of Designations and the Registration Rights Agreement.

“Transactions” means the transactions expressly contemplated by this Agreement and the other Transaction Documents, including the issuance of the Purchased Shares to the Investor and the issuance of Underlying Shares upon conversion thereof; provided that, for the avoidance of doubt, the term “Transactions” shall not include the Spin-Off.

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ARTICLE 2

PURCHASE AND SALE

Section 2.01. Purchase and Sale. On the terms of this Agreement and subject to the satisfaction (or, to the extent permitted by applicable Law, waiver by the party entitled to the benefit thereof) of the conditions set forth in Article 6, each Investor, severally and not jointly, agrees to purchase and acquire from the Company, and the Company agrees to issue, sell and deliver to each Investor, the Purchased Shares set forth opposite such Investor’s name on Schedule A hereto for such portion of the Aggregate Purchase Price specified opposite such Investor’s name on Schedule A hereto.

Section 2.02. Closing.

(a) On the terms of this Agreement and subject to the satisfaction or, to the extent permitted by applicable Laws, waiver in accordance with Section 8.02 of the conditions set forth in Article 6 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or valid waiver of those conditions at such time), the closing of the Placement (the “Closing”) shall occur electronically as soon as practicable on a date selected by the Company upon written notice to the Investors at least five (5) Business Days prior to such date (and in any event within two (2) Business Days after the later of (i) the satisfaction or valid waiver of those conditions and (ii) the expiration of the five (5) Business Day notice period required by Section 2.02(b), or on such later date as the Company and the Investors may mutually agree in writing). No Investor shall be required to fund before the date specified in the Funding Notice applicable to it or before expiration of that notice period unless such Investor expressly agrees otherwise in writing. The date on which the Closing actually occurs is referred to as the “Closing Date”. Notwithstanding anything to the contrary in this Agreement, in no event shall the Company be obligated to consummate the Closing unless the entirety of the Aggregate Purchase Price shall be funded at the Closing, including following the allocation of any Default Shares in accordance with Section 2.04.

(b) The Company shall provide each Investor with a funding notice (the “Funding Notice”) no less than five (5) Business Days prior to the anticipated Closing Date. The Funding Notice shall set forth (i) the anticipated Closing Date and (ii) the wire transfer instructions for delivery of each Investor’s portion of the Aggregate Purchase Price.

(c) At the Closing:

(i) the Company shall deliver to each Investor the Purchased Shares specified opposite such Investor’s name on Schedule A hereto in book-entry form maintained by the Company’s transfer agent; and

(ii) each Investor shall pay the portion of the Aggregate Purchase Price for its Purchased Shares specified opposite such Investor’s name on Schedule A hereto by wire transfer in immediately available U.S. federal funds, to the account designated by the Company in the Funding Notice.

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Section 2.03. Use of Proceeds. The proceeds from the sale of the Purchased Shares shall be used by the Company (i) to fund a portion of the purchase price in connection with the Proposed Acquisition or (ii) to repay any equity bridge financing or other intermediate financings incurred by the Company in connection with the Proposed Acquisition. Any remaining proceeds from the sale of the Purchased Shares shall be used for other general corporate purposes, including payments of cash dividends payable on the Convertible Preferred Stock pursuant to the Certificate of Designations.

Section 2.04. Defaulting Investors. If any Investor fails to purchase at the Closing (or provides written notice to the Company of its intent not to purchase) its portion of the Purchased Shares in accordance with the terms of this Agreement (the Purchased Shares not timely purchased, the “Default Shares” and such defaulting Investor, the “Defaulting Investor”), then the Company shall promptly deliver a notice to the non-defaulting Investors (such non-defaulting Investors, the “Non-Defaulting Investors”), which notice shall include the number of Default Shares and the aggregate purchase price payable therefor (which shall be the portion of the Aggregate Purchase Price specified opposite the Defaulting Investor’s name on Schedule A hereto). The Non-Defaulting Investors shall have the right, in their respective sole discretion, to purchase and acquire from the Company at the Closing such Default Shares for the aggregate purchase price specified in the notice provided by the Company to the Non-Defaulting Investors; provided that, to the extent more than one Non-Defaulting Investor exercises its right to purchase the Default Shares, each such exercising Non-Defaulting Investors shall each be entitled to purchase and acquire its respective pro rata portion of the Default Shares. Nothing in this Section 2.04 shall obligate or require any Non-Defaulting Investor to exercise its right to acquire any Default Shares or to fund any additional portion of the Aggregate Purchase Price with respect to the Default Shares and nothing in this Section 2.04 shall obligate the Company to consummate the Closing if any Default Shares remain outstanding and are not agreed to be acquired by a Non-Defaulting Investor following the process set forth in this Section 2.04.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE PARENT

The Company, and where expressly provided, Parent, represent and warrant to each Investor, as of the date hereof and as of the Closing Date (except to the extent made only as of a specified date, in which case such representation and warranty is made only as of such date):

Section 3.01. Description of Capital Stock; Valid Issuance. The Company and the Parent hereby represent and warrant as follows:

(a) As of the date of this Agreement, the authorized capital stock of the Company consists of 10,000,000 authorized shares of Common Stock, of which 5,000 shares are issued or outstanding, all of which are held beneficially and of record by Parent, and 1,000,000 authorized shares of preferred stock, of which no shares are issued or outstanding.

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(b) The Convertible Preferred Stock and the shares of Common Stock issuable upon conversion of the Convertible Preferred Stock will be, when issued, duly authorized and validly issued, fully paid and non-assessable and issued in compliance with all applicable federal and state securities Laws, and such shares will not be issued in violation of any purchase option, call option, preemptive right, resale right, subscription right, right of first refusal or similar right, and will be free and clear of all liens, except restrictions imposed by the Securities Act and any applicable foreign and state securities Laws, and transfer restrictions expressly set forth in the Transaction Documents (including Section 5.06 hereof). The Convertible Preferred Stock, when issued, and the shares of Common Stock issuable upon conversion of the Convertible Preferred Stock, if and when issued, will have the terms and conditions and entitle the holders thereof to the rights set forth in the Company Organizational Documents, as amended by the Certificate of Designations, to the fullest extent permitted by applicable Law. The maximum number of Underlying Shares initially issuable upon conversion of the Convertible Preferred Stock has been duly reserved for such issuance.

(c) As of the Closing, the Company shall not have any equity securities that are Parity Securities (as defined in the Certificate of Designations) or Senior Securities (as defined in the Certificate of Designations).

Section 3.02. Authority; Noncontravention. The Company and the Parent hereby represent and warrant as follows:

(a) The execution, delivery and performance by each of Parent and the Company of each of the Transaction Documents has been duly authorized by Parent and the Company, as the case may be. The Board has duly authorized and reserved (x) the Purchased Shares to be issued in accordance with the terms and conditions of this Agreement and (y) the shares of Common Stock to be issued upon any conversion of the Purchased Shares into Common Stock. Each Transaction Document, assuming due authorization, execution and delivery by the Investor (to the extent such Person is a party thereto), shall constitute a legal, valid and binding obligation of Parent and the Company (to the extent such Person is a party thereto), enforceable against Parent or the Company (as the case may be) in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general application affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity (the “Bankruptcy and Equity Exception”).

(b) Neither the execution and delivery of this Agreement or the other Transaction Documents by Parent or the Company, nor the consummation by Parent or the Company of the Transactions, nor performance or compliance by the Company with any of the terms or provisions hereof or thereof, will (i) conflict with or violate any provision of such Person’s organizational documents, including, in the case of the Company, the Company Organizational Documents, or (ii) (x) violate any Law or Judgment applicable to Parent or the Company or (y) violate or constitute a default (or constitute an event which, with notice or lapse of time or both, would violate or constitute a default) under any of the terms, conditions or provisions of any loan or credit agreement, indenture, debenture, note, bond, mortgage, deed of trust, lease, sublease, license, contract or other agreement (each, a “Contract”) to which Parent or the Company, as applicable, is a party or accelerate the Company’s obligations under any such Contract, except in the case of clause (ii), as would not reasonably be expected to have a Material Adverse Effect.

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Section 3.03. Governmental Approvals. The Company and the Parent hereby represent and warrant that, except for (a) the filing of the Certificate of Designations with the Secretary of State of the State of Texas, (b) filings required under, and compliance with other applicable requirements of, the Securities Act and the Exchange Act, and (c) compliance with any applicable state securities or “Blue Sky” laws, based on the information provided by the Investors and its Representatives to the Company and its Representatives, no consent or approval of, or filing, license, permit or authorization, declaration or registration with, any Governmental Authority is necessary for the execution and delivery of this Agreement, the other Transaction Documents by Parent or the Company or the performance by Parent or the Company of its obligations hereunder and thereunder, other than such other consents, approvals, filings, licenses, permits or authorizations, declarations or registrations that, if not obtained, made or given, would not reasonably be expected to have a Material Adverse Effect.

Section 3.04. Sale of Securities. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 4.05, the sale and issuance of the Purchased Shares pursuant to this Agreement are exempt from the registration and prospectus delivery requirements of the Securities Act.

Section 3.05. Brokers and Other Advisors. The Company and the Parent hereby represent and warrant that, except for PJT Partners LP, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses, in connection with the Transactions based upon arrangements made by the Company.

Section 3.06. Organization; Good Standing. The Company and the Parent hereby represent and warrant that, each of Parent and the Company is duly organized and is validly existing as a corporation in good standing under the laws of its jurisdictional organization and has corporate power and authority to own, lease and operate its properties and carry on its business as it is now being conducted and to enter into and perform its obligations under this Agreement; and each of Parent and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction (to the extent such concept or functional equivalent is applicable in such jurisdiction) in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to have a Material Adverse Effect.

Section 3.07. Form 10; Financial Statements.

(a) The Spin-Off and the Cloud and Power Infrastructure Business as described in the Form 10 have not changed in manner that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect from the same as described in the Form 10.

(b) The consolidated financial statements of the Company and its Subsidiaries included or incorporated by reference in the Filed SEC Documents, in each case, at the time each such Filed SEC Document was filed with the SEC, complied as to form in all material respects with applicable SEC requirements, were prepared in accordance with GAAP consistently applied, subject to, in the case of unaudited quarterly financial statements, normal year-end adjustments, and fairly present in all material respects the consolidated financial position, results of operations and cash flows of the Cloud and Power Infrastructure Business as of the dates and for the periods shown.

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Section 3.08. No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries nor the Cloud and Power Infrastructure Business has any liabilities of any nature (whether accrued, absolute, contingent or otherwise) that would be required under GAAP, as in effect on the date hereof, to be reflected on a consolidated balance sheet of the Company (including the notes thereto), except liabilities (i) reflected or reserved against in the most recent financial statements of the Company and its Subsidiaries included in the Filed SEC Documents, (ii) incurred after the date of such financial statements in the ordinary course of business (other than any such liabilities related to any breach of Contract, violation of Law or tort) or (iii) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 3.09. Taxes. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (a) the Parent, the Company and each of their respective Subsidiaries has prepared (or caused to be prepared) and filed with the appropriate Taxing Authority all Tax Returns required to be filed by any of them to the extent relating to the Company or any of its Subsidiaries or to any Taxes for which the Company or any of its Subsidiaries is liable under any Spin-Off Transaction Document, and all such filed Tax Returns (taking into account all amendments thereto) are true, complete and accurate; (b) all Taxes owed by the Company and each of its Subsidiaries, or for which the Company or any of its Subsidiaries is liable under any Spin-Off Transaction Document, that are due (whether or not shown on any Tax Return) have been paid except for Taxes that are being contested in good faith by appropriate proceedings and have been adequately reserved against in accordance with GAAP; and (c) no examination or audit of any Tax Return relating to any Taxes of the Company or any of its Subsidiaries, or with respect to any Taxes due from or with respect to the Company or any of its Subsidiaries, by any Taxing Authority is currently in progress or threatened in writing.

Section 3.10. Material Contracts. The Company and the Parent hereby represent and warrant that, except as would not reasonably be expected to have a Material Adverse Effect, (a) all of the Material Contracts are in full force and effect, are valid and binding on Parent, the Company and their respective Subsidiaries to the extent such Person is a party thereto, and to the knowledge of the senior management of Parent and the Company (which, for purposes of this Agreement, shall mean the actual knowledge of Jim Ward, Antoine Marcos, and Chris Drummond, and references herein to the knowledge of senior management of Parent or the Company (or similar knowledge references) shall be construed accordingly), the other parties thereto, and are enforceable in accordance with their respective terms, subject in each case to the Bankruptcy and Equity Exception, (b) each of Parent, the Company and their respective Subsidiaries (as the case may be) has performed and continues to perform all obligations required to be performed by it pursuant to such Material Contracts, and (c) to the knowledge of the senior management of Parent and the Company, as of the date hereof, there are no existing written threats of default, breaches or violations of any of such Material Contracts by any other party thereto. The Company and the Parent hereby represent and warrant that, in connection with the Spin-Off, the Material Contracts have been or will be assigned or contributed (or the benefits and the burdens will otherwise be allocated) to the Company or one of its Subsidiaries to the extent relating to the Cloud and Power Infrastructure Business.

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Section 3.11. Sufficiency of Assets. The Company and the Parent hereby represent and warrant that, assuming consummation of the Internal Reorganization, the Proposed Acquisition and the Spin-Off, the assets, properties, rights and services to be held by or made available to the Company and its Subsidiaries immediately following the Spin-Off will be sufficient in all material respects for the Company and its Subsidiaries to conduct the Cloud and Power Infrastructure Business as set forth in the Form 10.

Section 3.12. Allocation of Liabilities. The Company and the Parent hereby represent and warrant that, the allocation of assets and liabilities between the Company and its Subsidiaries, on the one hand, and Parent and its other subsidiaries (excluding the Company and its Subsidiaries), on the other hand, in connection with the Spin-Off, is consistent in all material respects with the description thereof in the Form 10 and has been prepared in good faith.

Section 3.13. Legal Proceedings. Except as would not reasonably be expected to have a Material Adverse Effect, there is no pending or, to the Company’s knowledge, threatened legal or administrative proceeding, suit, audit, charge, claim, investigation, arbitration or action against the Company or any of its Subsidiaries nor the Cloud and Power Infrastructure Business, and there is no outstanding order, judgment, injunction, ruling, writ or decree imposed upon the Company or any of its Subsidiaries or the Cloud and Power Infrastructure Business by any Governmental Authority.

Section 3.14. Compliance with Laws; Permits.

(a) Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries and the Cloud and Power Infrastructure Business are and have been in compliance with all applicable Laws and Judgments, and hold all Permits necessary to own, lease and operate their properties and conduct their businesses as presently conducted.

(b) To the knowledge of the Company’s senior management, the Company and its Subsidiaries and the Cloud and Power Infrastructure Business are in compliance in all material respects with all applicable economic sanctions and export-control Laws, and no transaction involving the Company or its Subsidiaries or the Cloud and Power Infrastructure Business would reasonably be expected to violate applicable sanctions Laws administered by the United States or any other Governmental Authority.

(c) To the knowledge of the Company’s senior management, neither the Company nor any of its Subsidiaries nor the Cloud and Power Infrastructure Business, nor any director, officer or employee acting on behalf of any of them, has violated applicable anti-corruption Laws or offered, paid, promised or authorized the payment of anything of value to obtain or retain business or an improper business advantage.

(d) No material action, suit or proceeding by or before any Governmental Authority involving the Company or any of its Subsidiaries or the Cloud and Power Infrastructure Business with respect to applicable anti-money laundering Laws is pending or, to the knowledge of the Company’s senior management, threatened.

Section 3.15. Indebtedness. Neither the Company nor any of its Subsidiaries is party to, or subject to, any Contract, provision of its organizational documents or resolution of its Board that restricts, limits, prohibits or prevents the Company from paying dividends in a form and in the amounts contemplated by the Certificate of Designations.

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Section 3.16. Silver SPA. The Company and the Parent hereby represent and warrant that an Affiliate of Parent has entered into the Silver SPA, which Silver SPA has not been terminated and remains in full force and effect.

Section 3.17. Section 16 Matters. The Company acknowledges and agrees that, to the extent Section 16 of the Exchange Act is applicable to the Transactions and/or the conversion of the Purchased Shares into Conversion Shares, the Placement and the direct and indirect issuance (or deemed issuance) to the Investors and their respective Affiliates of the Purchased Shares and the Conversion Shares issuable upon the conversion of the Purchased Shares and any payment of dividends or Accumulated Stated Value (as defined in the Certificate of Designations) to the Investors in the form of capital stock of the Company have been approved by the Board for purposes of Rule 16b-3 under the Exchange Act (the “Section 16 Approval”).

Section 3.18. No Rights Agreement; Anti-Takeover Provisions. The Company is not party to a stockholder rights agreement, “poison pill” or similar anti-takeover agreement or plan.

Section 3.19. No Other Investor Representations or Warranties. Except for the representations and warranties expressly set forth in Article 4 hereof, the Company hereby acknowledges that no Investor nor any of its Affiliates or Representatives, nor any other Person, has made or is making any other express or implied representation or warranty with respect to such Investor.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF EACH INVESTOR

Each Investor represents and warrants to the Parent and the Company, severally in respect of itself only and not jointly, as of the date hereof and as of the Closing Date (except to the extent made only as of a specified date, in which case such representation and warranty is made as of such date):

Section 4.01. Organization; Standing. Such Investor is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization and has all requisite power and authority necessary to enter into and perform its obligations under this Agreement.

Section 4.02. Authority; Noncontravention.

(a) Such Investor has all necessary power and authority to execute and deliver this Agreement and any of the other applicable Transaction Documents to which such Investor is a party and to perform its obligations hereunder and thereunder and to consummate the Transactions. The execution, delivery and performance by such Investor of this Agreement and any of the other applicable Transaction Documents to

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which such Investor is a party and the consummation by such Investor of the Transactions have been duly authorized and approved by all necessary action on the part of such Investor, and no further action, approval or authorization by any of its stockholders, partners, members or other equity owners, as the case may be, is necessary to authorize the execution, delivery and performance by such Investor of this Agreement and any of the other applicable Transaction Documents to which such Investor is a party and the consummation by such Investor of the Transactions. This Agreement has been duly executed and delivered by such Investor and, assuming due authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except as such enforceability may be limited by the Bankruptcy and Equity Exception.

(b) Neither the execution and delivery of this Agreement or the other Transaction Documents by such Investor to which it is a party, nor the consummation of the Transactions by such Investor, nor the performance or compliance by such Investor with any of the terms or provisions hereof or thereof, will (i) conflict with or violate any provision of the certificate of formation, operating agreement or other comparable charter or organizational documents of such Investor, or (ii) (x) violate any Law or Judgment applicable to such Investor, or (y) violate or constitute a default (or constitute an event which, with notice or lapse of time or both, would violate or constitute a default) under any of the terms, conditions or provisions of any Contract to which such Investor is a party or accelerate such Investor’s obligations under any such Contract, except, in the case of clause (ii), as would not, individually or in the aggregate, reasonably be expected to have an Investor Material Adverse Effect.

Section 4.03. Governmental Approvals. Except for filings required under, and compliance with other applicable requirements of the HSR Act and the Required Regulatory Approvals, based on the information provided to such Investor’s Representatives by the Company and its Representatives, no consent or approval of, or filing, license, permit or authorization, declaration or registration with, any Governmental Authority that would be required to be obtained or made by or on behalf of such Investor is necessary for the execution and delivery of this Agreement and any of the other applicable Transaction Documents to which such Investor is a party by such Investor, the performance by such Investor of its obligations hereunder and thereunder and the consummation by such Investor of the Transactions, other than such other consents, approvals, filings, licenses, permits, authorizations, declarations or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have an Investor Material Adverse Effect.

Section 4.04. Brokers and Other Advisors. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses in connection with the Transactions, based upon arrangements made by or on behalf of such Investor or any of its Affiliates, except for Persons, if any, whose fees and expenses will be paid solely by such Investor.

Section 4.05. Private Placement Matters. Such Investor acknowledges that the offer and sale of the Purchased Shares and the Underlying Shares have not been registered under the Securities Act or under any state or other applicable securities Laws. Such Investor (a) acknowledges that it is acquiring the Purchased Shares and any Underlying Shares pursuant to an exemption from registration under the Securities Act solely for investment with no intention to distribute any of the foregoing to any Person, (b) will not sell, transfer, or otherwise dispose of any Purchased Shares or Underlying Shares, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities Laws, (c) has such knowledge and experience in financial and business

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matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the Purchased Shares and any Underlying Shares and of making an informed investment decision, (d) is an institutional “accredited investor” (as that term is defined by Rule 501 of Regulation D under the Securities Act), and (e) (1) has been furnished with or has had access to all the information that it considers necessary or appropriate to make an informed investment decision with respect to the Purchased Shares and Underlying Shares, (2) has had an opportunity to discuss (including by asking questions) with the Company and the Parent and their Representatives the intended business and financial affairs of the Company and the Parent and to obtain information necessary to verify any information furnished to it or to which it had access and (3) can bear the economic risk of (i) an investment in the Purchased Shares and any Underlying Shares indefinitely and (ii) a total loss in respect of such investment. Such Investor has such knowledge and experience in business and financial matters so as to enable it to understand and evaluate the risks of, and form an investment decision with respect to its investment in, the Purchased Shares and Underlying Shares and to protect its own interest in connection with such investment. Such Investor further acknowledges that each Purchased Share will initially constitute a “restricted security” under U.S. securities laws and will contain (and any Underlying Share issued upon conversion of a Purchased Share that is such a restricted security will contain) a legend to that effect in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL, IS AVAILABLE.”

Notwithstanding the foregoing, the legend under this Section 4.05 shall be removed by the Company and the Convertible Preferred Stock or Common Stock issued upon conversion of the Convertible Preferred Stock may be Transferred without such legend if (i) such Convertible Preferred Stock or Common Stock is registered for resale by the Company pursuant to an effective registration statement filed under the Securities Act and resold pursuant to such registration statement, (ii) such Convertible Preferred Stock or Common Stock is eligible for resale pursuant to Rule 144 promulgated under the Securities Act without any requirements as to volume, manner of sale, availability of current public information (whether or not then satisfied) or notice, or (iii) such Convertible Preferred Stock or Common Stock is sold pursuant to an exemption from registration and, in the case of this clause (iii), the Company receives an opinion of counsel reasonably satisfactory to the Company to the effect that the legend may be removed in accordance with applicable securities laws and any other documentation reasonably requested by the Company with respect to compliance with such exemption.

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Section 4.06. Non-Reliance on Company Estimates, Projections, Forecasts, Forward-Looking Statements and Business Plans. In connection with the due diligence investigation of the Company and the Parent by such Investor and its Representatives, such Investor and its Representatives have received and may continue to receive from the Company and the Parent and their Representatives certain estimates, projections, forecasts and other forward-looking information, as well as certain business plan information, in each case containing forward-looking information, regarding the Company, the Parent and its subsidiaries, and their respective businesses and operations. Such Investor hereby acknowledges that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, as well as in such business plans to the extent each of them contain forward-looking information, with which such Investor is familiar, that such Investor is making its own evaluation of the adequacy and accuracy of such forward-looking information so furnished to such Investor (including the reasonableness of the assumptions underlying such forward-looking information), and that, except for the representations and warranties expressly set forth in Article 3 hereof or in any other Transaction Document, and other than for Fraud, gross negligence and/or willful misconduct, such Investor will have no claim against the Company, the Parent or any of its subsidiaries, or any of their respective Representatives, with respect thereto.

Section 4.07. No Other Company Representations or Warranties. Except for the representations and warranties expressly set forth in Article 3 hereof, each Investor hereby acknowledges that neither the Company nor any of its Affiliates or Representatives, nor any other Person, has made or is making any other express or implied representation or warranty with respect to the Company’s capital stock, the Company, the Parent or any of its subsidiaries, or their respective businesses, operations, assets, liabilities, condition (financial or otherwise) or prospects. Such Investor hereby acknowledges (for itself and on behalf of its Affiliates and Representatives) that it has conducted, to its satisfaction, its own independent investigation of the business, operations, assets and financial condition of the Company and the Parent and its subsidiaries and, in making its determination to proceed with the transactions contemplated by this Agreement, such Investor has relied on the results of its own independent investigation.

ARTICLE 5

ADDITIONAL AGREEMENTS

Section 5.01. Further Action; Commercially Reasonable Efforts; Filings. On the terms and subject to the conditions of this Agreement, each party shall use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things reasonably necessary, proper or advisable under applicable Law to consummate the Transactions in accordance with the terms and conditions hereof and of the Transaction Documents to which it is a party, including (i) the obtaining of all necessary actions, waivers, registrations, permits, authorizations, orders, consents and approvals from Governmental Authorities, the expiry or early termination of any applicable waiting periods, and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all steps as may be reasonably necessary to obtain an approval or waiver from, or to avoid a legal action or proceeding by, any Governmental Authorities, (ii) the delivery of required notices to, and the obtaining of required consents or waivers from, any third parties necessary, proper or advisable to consummate the Transactions, and (iii) the execution and delivery of any additional instruments necessary to consummate the Transactions and to fully carry out the purposes of this Agreement and the other Transaction Documents.

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Section 5.02. Public Disclosure. Prior to the issuance of any press release or other written public statement with respect to the Transaction or the Placement, Investors, Parent and the Company shall, and shall cause their respective Affiliates to, consult with each other party, give each other party the reasonable opportunity to review and comment upon (which comments the applicable party shall make absent a reasonable basis for objection), and consider each other party’s comments in good faith, except as such release or written statement that the applicable party determines, after consultation with outside legal counsel, is required or deemed advisable by applicable Law, Judgment, court or regulatory process or the rules and regulations of any national securities exchange or national securities quotation system and consulting with the other parties is prohibited by applicable Law. For the avoidance of doubt, nothing in this Section 5.02 or Section 5.04 shall prevent any party from making disclosures relating to the Transactions, the Placement or the Spin-Off in any filing with the SEC or any other Governmental Authority, in each case, as required by applicable Law. Notwithstanding the foregoing, (a) this Section 5.02 shall not prohibit any disclosure of information concerning this Agreement in connection with any bona fide dispute between the parties hereto regarding this Agreement, (b) the Investors and their respective Affiliates may, without consulting the Company, provide ordinary course communications regarding this Agreement and the transactions contemplated hereby in connection with financial reporting and fundraising activities to existing or prospective general and limited partners, equity holders, members, managers, investors and co-investors of such Persons and their respective Affiliates, in each case subject to customary confidentiality obligations and provided that each Investor shall be responsible for any breach of such confidentiality obligations by its existing or prospective general and limited partners, equity holders, members, managers, investors and co-investors, (c) this Section 5.02 shall not apply to (i) any press release or other written public statement that does not contain any information relating to the Transactions or the Placement that has not been previously announced or made public in accordance with the terms of this Agreement and that is made in the ordinary course of business, or (ii) any disclosures by the Company relating to the Internal Reorganization or the Spin-Off and (d) notwithstanding the foregoing, nothing in this Section 5.02 shall restrict or limit any Investor that is an insurance company or a subsidiary or Affiliate of an insurance company from providing information regarding this Agreement and the transactions contemplated hereby to insurance regulators, rating agencies, auditors, actuaries, advisors or other Persons in connection with such Investor’s or its Affiliates’ customary regulatory, insurance, financial reporting or internal compliance obligations; provided, that such Investor shall use commercially reasonable efforts to provide advance notice of such disclosure to the other parties.

Section 5.03. Spin-Off. If the Company determines to proceed with and consummate the Spin-Off, the Spin-Off shall be on materially the same terms as described in any Form 10 that is ultimately declared effective by the SEC; provided that there shall not be any change to the Spin-Off or the Cloud and Power Infrastructure Business that would materially impair the ability of Company to conduct the Cloud and Power business in a manner materially consistent with the terms as described in the Form 10 as filed with the SEC as of the date hereof.

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Section 5.04. Confidentiality.

(a) Confidential Information. “Confidential Information” means all information, in any form (including written or oral) and whether or not marked as confidential, that the Parent and its Subsidiaries’, or the Company or any of its Subsidiaries or their respective Representatives have furnished or furnish to an Investor or its representatives, whether before, on, or after the date of this Agreement, in connection with this Agreement, the transactions contemplated hereby (including the Placement), or such Investor’s investment in the Company, and includes business plans, financial information, projections, customer and supplier information, trade secrets, technology, intellectual property, the terms of the Transaction Documents, information received under any information or as a consequent of GC Partner’s Board nomination right set forth in Section 5.10 of this Agreement, and all notes, analyses, and other materials prepared by or for such Investor that contain or reflect any of the foregoing. Confidential Information does not include information that (i) is or becomes generally available to the public other than through a breach of this Section 5.04 by such Investor or its Representatives, (ii) was lawfully in the possession of such Investor on a non-confidential basis before its disclosure by the Parent, the Company or their respective Subsidiaries or Representatives, (iii) becomes available to such Investor on a non-confidential basis from a third party not known by such Investor to be bound by a confidentiality obligation to the Company, or (iv) is independently developed by such Investor without use of or reference to the Confidential Information.

(b) Obligations; Permitted Disclosures. Each Investor will hold all Confidential Information in strict confidence, using at the same level of care for which it holds its own confidential information. Each Investor will use Confidential Information solely to evaluate, consummate, and monitor its investment in the Company and to exercise its rights under the Transaction Documents (the “Permitted Purpose”), and not for any other purpose. An Investor may disclose Confidential Information only to its Affiliates and its and their respective Representatives who need to know it for the Permitted Purpose and who are bound by written or professional confidentiality obligations. Each Investor will be liable for any breach of this Section 5.04 by any such person to whom it discloses Confidential Information. If an Investor or any such person is required by applicable Law to disclose any Confidential Information, such Investor will, to the extent not legally prohibited and at the sole cost of the Parent or the Company, as applicable, give the Parent and the Company prompt written notice so that the Parent or Company, as applicable, may seek a protective order or other remedy, and will disclose only that portion of the Confidential Information that is legally required to be disclosed and request that such information be kept confidential.

(c) Return or Destruction; Remedies. If this Agreement is terminated, each Investor will promptly return or destroy, at each Investor’s sole election, all Confidential Information in its possession or in the possession of any person to whom it has disclosed Confidential Information and, upon request, confirm that it has done so in writing (email being sufficient). Each Investor may retain copies to the extent required by applicable Law or bona fide internal retention policies, or any copies which cannot be reasonably expunged from its electronic archival systems, and any retained copies will remain subject to this Section 5.04. Each Investor acknowledges that any breach of this Section 5.04 would cause the Company irreparable harm for which monetary damages would be inadequate. The Company will be entitled to injunctive relief and specific performance, without proof of actual damages or the posting of any bond, in addition to any other remedy available at law or in equity. The Company may enforce this Section 5.04 directly against each Investor for any breach by such Investor or any person to whom it has disclosed Confidential Information.

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(d) Term; Several Obligations. The obligations under this Section 5.04 will survive the Closing or any termination of this Agreement and will continue until the later of (i) eighteen (18) months after the later of (A) such termination and (B) the Closing, and (ii) in the case of GC or any of its Affiliates, the date on which such the GC Partner ceases to have the Board nomination right set forth in Section 5.10 of this Agreement. Obligations with respect to trade secrets will continue for so long as such information remains a trade secret under applicable law.

(e) Permitted Regulatory Disclosures. Notwithstanding anything to the contrary in this Agreement, nothing in this Section 5.04 shall restrict or limit any Investor that is an insurance company or a subsidiary or Affiliate of an insurance company, and its Affiliates and their respective Representatives, from providing Confidential Information to insurance regulators, Governmental Authorities or self-regulatory organizations having jurisdiction over such Investor or its Affiliates, the National Association of Insurance Commissioners, rating agencies, auditors, actuaries, advisors and other Persons in connection with such Investor’s or its Affiliates’ customary regulatory, insurance, financial reporting or internal compliance obligations; provided, that such Investor shall use commercially reasonable efforts to provide advance notice of such disclosure to the other parties.

Section 5.05. Tax Matters.

(a) The Company shall pay any and all documentary, stamp and similar issuance or transfer Taxes due on (x) the issuance of the Purchased Shares and (y) the issuance of any Underlying Shares upon the conversion of the Purchased Shares. However, in the case of the issuance of any Underlying Shares, the Company shall not be required to pay any Tax that may be payable in respect of any transfer involved in the issuance and delivery of Underlying Shares to a beneficial owner other than the beneficial owner of the Purchased Shares being converted immediately prior to such conversion, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such Tax, or has established to the satisfaction of the Company that such Tax has been paid.

(b) Absent a change in Tax law or a contrary determination within the meaning of Section 1313(a)(1) of the Code, the Company and each Investor agree to treat the Convertible Preferred Stock as “common stock” and not “preferred stock” within the meaning of Section 305 of the Code, and applicable Treasury Regulations promulgated thereunder. Absent a change in Tax Law, or a contrary determination within the meaning of Section 1313(a)(1) of the Code, the Company shall treat any adjustment to the conversion rate pursuant to Section 8.7(a), Section 8.7(b), Section 8.7(c) or Section 8.7(d) of the Certificate of Designations as being made pursuant to a “bona fide, reasonable, adjustment formula” within the meaning of Treasury Regulations Section 1.305-7(b) for U.S. federal and applicable state and local income Tax and withholding purposes, and shall not take any position inconsistent with such treatment. Absent a change in Tax law or a contrary determination within the meaning of Section 1313(a)(1) of the Code, the Company and each Investor agree to treat any Corporation Redemption (as defined in the Certificate of Designations) as a redemption to which Section 302(a) of the Code applies for U.S. federal and applicable state and local income Tax and withholding purposes, and shall not take any position inconsistent with such treatment.

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(c) Notwithstanding anything herein to the contrary, but subject to Section 5.05(b), the Company and its paying agent shall be entitled to deduct and withhold Taxes on any payment or distribution (or deemed distributions) made with respect to the Convertible Preferred Stock or the Underlying Shares or other securities issued upon conversion of the Convertible Preferred Stock, in each case, to the extent required by applicable Law. To the extent that any amounts are so deducted or withheld as described in this Section 5.05(c), such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.

Section 5.06. Transfer and Hedging Restrictions .

(a) Each Investor hereby agrees that, except as expressly permitted by Section 5.06(b):

(i) during the period beginning on the Closing Date and ending on (A) in the case of the Convertible Preferred Stock, the date that is the earlier of (x) twelve (12) months after the date of the Distribution and (y) March 31, 2028, and (B) in the case of shares of Common Stock issued upon conversion of the Convertible Preferred Stock (the “Conversion Shares”), twelve (12) months after the date of the Distribution, such Investor will not, without the prior written consent of the Company, transfer, sell, or otherwise dispose of any shares of Convertible Preferred Stock or Conversion Shares, as applicable; provided, that, notwithstanding anything to the contrary in this Section 5.06(a)(i), no restriction under this Section 5.06 shall apply to the transfer, sale or other disposition of any shares of Common Stock issued as payment of dividends on the Convertible Preferred Stock in accordance with the Certificate of Designation;

(ii) during the period beginning on the Closing Date and ending on the date that is twelve (12) months after the date of the Distribution, such Investor will not, without the prior written consent of the Company, (A) enter into any swap or other agreement or transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Convertible Preferred Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or (B) make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a short sale of, or the purpose of which is to offset the loss that results from a decline in the market price of, any Convertible Preferred Stock (the activities in the foregoing clauses (A) and (B), the “Hedging Activities”);

(iii) during the period beginning on the Closing Date and ending on the date that is twenty-four (24) months after the date of the Distribution, such Investor will not, without the prior written consent of the Company, pledge, hypothecate, grant a security interest in, or enter into any margin loan or other financing arrangement secured by or otherwise relating to any Convertible Preferred Stock;

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(iv) during the period beginning on the scheduled open of trading on the thirtieth (30th) consecutive Trading Day (as defined in the Certificate of Designations) prior to the third (3rd) anniversary of the date of the Distribution, and ending on the scheduled close of trading on the last Trading Day prior to the third (3rd) anniversary of the date of the Distribution (the “Conversion Price Reset Date”), such Investor will not, without the prior written consent of the Company, engage in any Hedging Activities;

(v) notwithstanding anything to the contrary in this Agreement, each initial holder of the Convertible Preferred Stock will not, without the prior written consent of the Company, transfer, sell or otherwise dispose of any shares of Convertible Preferred Stock or Conversion Shares to any: (1) activist fund on the most recently published “SharkWatch50” list as of the date of such proposed transfer; or (2) Persons set forth on Schedule 5.06, as such list may be updated from time to time by the Board of Directors of the Company in its good faith reasonable determination and delivered to the Investors solely to add bona fide competitors of the Company or to remove one or more Persons from such list (any Person listed under subclause (1) or subclause (2), a “Prohibited Transferee”); provided that the restriction under this clause (v) shall not apply to any transfer, sale or other disposition of Conversion Shares through a broker, dealer or market maker in an open market transaction on a national securities exchange or other trading platform in which the transferring holder does not know, and has no reason to know, the identity of the ultimate purchaser, and

(vi) during the period beginning on the Closing Date and ending on the fourth (4th) anniversary of the Closing Date, each initial holder of the Convertible Preferred Stock will not, without the prior written consent of the Company, (A) transfer, sell, or otherwise dispose of any shares of Convertible Preferred Stock, directly or indirectly, in a single transaction or series of related transactions, unless the aggregate value of the Convertible Preferred Stock proposed to be sold is equal to or more than the lesser of $40,000,000 or the aggregate value of all shares of Convertible Preferred Stock then-held by such holder, or (B) transfer, sell, or otherwise dispose of any shares of Convertible Preferred Stock without first providing the Company with written notice (a “ROFO Notice”) at least five (5) days prior to such proposed transfer, which ROFO Notice shall include the number of shares of Convertible Preferred Stock to be sold (the “Offered Shares”) and the identity of the proposed purchaser to the extent known. The Company shall have the right, but not the obligation, to make an offer to such Investor to purchase all (but not less than all) Offered Shares at the price, and on the other terms, set forth in a written notice from the Company delivered to such Investor (an “Company Offer Notice”) prior to the expiration of the five-Business-Day period following receipt of such ROFO Notice; provided that the Company Offer Notice shall not include any financing conditions. If such Investor accepts the offer contained in the Company Offer Notice, the closing of the purchase of the Offered Shares by the Company shall take place as promptly as practicable following such date, and in any event within two (2) Business Days following such Investor’s written acceptance of the offer contained in the Company Offer Notice. If the Company does not deliver a Company Offer Notice within the period provided above, the Company Offer Notice includes any financing conditions, such Investor does not accept the offer contained in the Company Offer Notice, or the Company fails to consummate the purchase of the Offered Shares within the period provided above, such Investor may proceed to transfer, sell or otherwise dispose of the shares set forth in the ROFO Notice to any Person for so long as such Person is

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not a Prohibited Transferee; provided that such transferring Investor shall provide the Company the identity of the purchaser prior to any transfer under this Section 5.06(a)(vi); provided, further, that if the purchaser is not an Investor or an Affiliate thereof, no transfer of Convertible Preferred Stock shall be permitted under this Section 5.06(a)(vi) if after such transfer, such purchaser or group of affiliated Persons would beneficially own (as defined in Rule 13d-3 promulgated under the Exchange Act) outstanding Convertible Preferred Stock convertible in to more than 2.0% of the outstanding voting securities of the Company (provided that the transferring Investor shall be entitled to rely conclusively, without any duty of inquiry or independent investigation, on a written representation of the purchaser as to the purchaser’s (and any such group’s) beneficial ownership of Convertible Preferred Stock).

(b) Notwithstanding anything to the contrary in Section 5.06(a), but subject to the conditions set forth below in this Section 5.06(b), each Investor may transfer shares of Convertible Preferred Stock or Conversion Shares at any time and without the prior written consent of the Company without complying with Section 5.06(a) in the circumstances described in clauses (i) through (iii) of this Section 5.06(b); provided that (1) in the case of any such transfer pursuant to clauses (i) or (ii) of this Section 5.06(b), (A) each donee, trustee, distributee, or transferee, as the case may be, shall agree in writing to be similarly bound and (B) any such transfer shall not involve a disposition for value, and (2) in the case of any such transfer pursuant to clauses (i) through (iii) of this Section 5.06(b), (A) any required public report or filing (including filings under Section 16(a) of the Exchange Act) shall disclose the nature of such transfer and, in the case of any such transfer pursuant to clauses (i) or (ii) of this Section 5.06(b), that the shares of Convertible Preferred Stock remain subject to the terms set forth in this Section 5.06, and (B) such Investor does not otherwise voluntarily effect any public filing or report regarding such transfers:

(i) as a bona fide gift or gifts, including to charitable organizations;

(ii) to a nominee or custodian of any Person to whom a transfer would be permissible under clause (i) above; or

(iii) pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board and made to all holders of shares of the Company’s capital stock involving a Change of Control (as defined below) (including negotiating and entering into an agreement providing for any such transaction); provided that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, such Investor’s shares of Convertible Preferred Stock shall remain subject to this Section 5.06.

(c) Notwithstanding Section 5.06(a) and Section 5.06(b), each Investor party hereto may transfer shares of Convertible Preferred Stock or Conversion Shares at any time and without the prior written consent of the Company to any Affiliate of such Investor or to any other Investor party hereto or any Affiliate of any other Investor; provided that, in the case of any transfer pursuant to this Section 5.06(c), such shares of Convertible Preferred Stock or Conversion Shares, as applicable, shall remain subject to the applicable terms set forth in this Section 5.06(c) and each transferee shall first agree in writing to be bound by the terms of this Agreement prior to any such transfer.

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(d) For purposes of Section 5.06, “Change of Control” means the transfer to or acquisition by (whether by tender offer, merger, consolidation, division or other similar transaction), in one transaction or a series of related transactions, a Person or group of affiliated Persons, of the Company’s voting securities if, after such transfer or acquisition, such Person or group of affiliated Persons would beneficially own (as defined in Rule 13d-3 promulgated under the Exchange Act) more than 50% of the outstanding voting securities of the Company; provided that the Spin-Off shall not constitute a Change of Control.

(e) Any attempted transfer in violation of this Section 5.06 shall be null and void ab initio.

(f) Each Investor agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the shares of Convertible Preferred Stock except in compliance with this Section 5.06.

(g) So long as a proposed transfer complies with this Section 5.06, the Company shall reasonably cooperate with the applicable Investor in connection with any transfer, including by providing reasonable and customary information, issuing transfer instructions and removing legends as appropriate.

(h) The restrictions set forth in this Section 5.06 shall terminate automatically upon the commencement by the Company or any “significant subsidiary” (as defined in Rule 405 under the Securities Act) of the Company of bankruptcy, insolvency or other similar proceedings.

(i) Notwithstanding anything to the contrary in this Section 5.06 or Section 8.03, (A) any merger, amalgamation, scheme or plan of arrangement, consolidation, sale of assets or similar business combination transaction in which an Investor or an Investor Holding Company is a constituent entity or otherwise a party and that results in a Person that is not an Affiliate of such Investor acquiring either (x) control of such Investor or such Investor Holding Company, whether by tender or exchange offer, share exchange or otherwise, or (y) at least a majority of the assets of such Investor and its Subsidiaries, taken as a whole, and (B) any transfer of equity, membership or other ownership interests in an Investor (including policyholder membership interests, if applicable), shall not be deemed a transfer, sale or other disposition of any Convertible Preferred Stock, Conversion Shares or other securities of the Company directly or indirectly owned by such Investor or any of its controlled Affiliates for purposes of this Section 5.01(i) and shall not require consent under Section 8.03; provided that a primary purpose of any such transaction is not to avoid the provisions of this Agreement and that Convertible Preferred Stock, Conversion Shares or other securities of the Company do constitute a material portion by value of the interest being acquired; provided, further, that, in the case of a transaction described in clause (A), any successor or surviving Person or Person acquiring assets in such transaction (and its ultimate parent company, if any), if other than such Investor or such Investor Holding Company, shall expressly assume in writing all obligations of such Investor under this Agreement, except that no such assumption shall be required solely as a result of a transfer of ownership interests in an Investor that remains bound by this Agreement. No assumption shall, of itself, release the applicable Investor from its obligations or liabilities hereunder. Except for the applicable transaction permitted by this Section 5.06(i), the securities of the Company shall remain subject to the otherwise applicable provisions of this Agreement. For purposes of this Section 5.06(i), “Investor Holding Company” means any Subsidiary of an Investor through which such Investor directly or indirectly holds all of its equity interests in all of its other Subsidiaries and that represents all or substantially all of the assets of such Investor and its Subsidiaries, taken as a whole.

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(j) Notwithstanding anything to the contrary in this Section 5.06 or Section 5.12, solely for purposes of those Sections, securities directly or indirectly owned or beneficially owned by an Investor or any of its Affiliates shall not include, and the restrictions in those Sections shall not apply to the ordinary-course acquisition, holding, voting, transfer or other disposition of, securities held in separately managed accounts, separate investment accounts or pooled investment vehicles sponsored, managed, advised or subadvised by such Investor or any of its Affiliates, in each case solely to the extent held in a fiduciary capacity for the benefit of unaffiliated third parties; provided that such securities were acquired in the ordinary course of such Investor’s or such Affiliate’s investment advisory, asset management, retail brokerage, wealth management, insurance or annuities business and are not acquired or held with the intent or purpose of influencing control of the Company or avoiding the provisions of this Agreement. For the avoidance of doubt, the exemptions set forth in this Section 5.06(j) shall not apply to any Investor’s investment under this Agreement, including with respect to any Purchased Shares, Underlying Shares or other securities issued in respect thereof held by or on behalf of such Investor, or permit an otherwise prohibited transfer of any such securities to an account or vehicle described above. Section 5.06(j) and the corresponding exceptions in Section 5.12 apply only to the contractual restrictions expressly addressed therein and do not modify beneficial ownership, attribution or reporting requirements under applicable Law, waive any required regulatory approval or alter any ownership, voting or conversion limitation in the Certificate of Designations.

Section 5.07. Conversion Shares. The Company will reserve and keep available at all times, free of preemptive or similar rights, shares of Common Stock as required pursuant to the Certificate of Designations.

Section 5.08. Other Approvals.

(a) Subject to the terms and conditions of this Agreement, including the terms of this Section 5.08, to the extent required under the HSR Act and any other applicable Regulatory Laws set forth on Schedule 5.08 (collectively, the “Required Regulatory Approvals”) in connection with the Transactions, including with respect to the Investors’ receipt of Compounded Dividends (as defined in the Certificate of Designations), each of the Company and each Investor shall cooperate with each other and use (and shall cause its subsidiaries to use) its reasonable best efforts (unless, with respect to any action, another standard of performance is expressly provided for herein) to obtain or submit, as the case may be, as promptly as practicable after notice by any Investor to the Company that any such Required Regulatory Approvals may be required, all Required Regulatory Approvals. In furtherance of the foregoing, each of the parties hereto shall cooperate with each other to evaluate and identify any filings, consents, clearances or approvals required in connection with the Transactions under or in connection with any Regulatory Law. Upon notice by any Investor to the Company that any such restrictions may be necessary to avoid violation of Regulatory Law, the Company and such Investor agree to cooperate to issue Compounded Dividends identified in such notice in a form without voting rights or conversion rights into Common Stock, which restrictions would be removed upon obtaining any such Required Regulatory Approvals.

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(b) The Company and each Investor agree to make any required filings pursuant to the HSR Act and any other Required Regulatory Approvals with respect to the receipt of Compounded Dividends by such Investor as promptly as reasonably practicable following notice by such Investor that such Required Regulatory Approvals may be required, and to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act or any other Required Regulatory Approvals, as applicable, and to promptly take any and all steps necessary to avoid or eliminate each and every impediment and obtain all consents that may be required pursuant to the HSR Act or any other Required Regulatory Approvals, as applicable, so as to enable such Investor to receive Compounded Dividends in a form free of restrictions on voting or conversion.

(c) Each of the Company and each Investor shall use its reasonable best efforts to (i) cooperate in all respects with the other party in connection with any filing or submission with a Governmental Authority in connection with any Required Regulatory Approvals and in connection with any investigation or other inquiry by or before a Governmental Authority relating to any Required Regulatory Approvals, including any proceeding initiated by a private person, (ii) keep the other party informed in all material respects and on a reasonably timely basis of any material communication received by the Company or such Investor, as the case may be, from or given by the Company or such Investor, as the case may be, to the Federal Trade Commission (“FTC”), the Department of Justice (“DOJ”) or any other Governmental Authority and of any material communication received or given in connection with any proceeding by a private Person, in each case regarding any Required Regulatory Approvals, (iii) subject to applicable Laws relating to the exchange of information, and to the extent reasonably practicable, consult with the other party with respect to information relating to such party and its respective subsidiaries, as the case may be, that appears in any filing made with, or written materials submitted to, any third Person or any Governmental Authority in connection with any Required Regulatory Approvals, and (iv) to the extent permitted by the FTC, the DOJ or such other applicable Governmental Authority or other Person, give the other party the opportunity to attend and participate in such meetings and conferences. Any documents or other materials provided pursuant to this Section 5.08(c) may be redacted or withheld as necessary to address reasonable privilege or confidentiality concerns, and to remove references concerning the valuation of the Company or other competitively sensitive material, and the parties may, as each deems advisable, reasonably designate any material provided under this Section 5.08(c) as “outside counsel only material.”

(d) Notwithstanding anything to the contrary in this Agreement, nothing in this Section 5.08 or elsewhere in this Agreement shall require the Company or any Investor to take any action with respect to any of its Affiliates or equity owners or their Affiliates or the Cloud and Power Infrastructure Business or, in the case of any Investor, its direct or indirect portfolio companies, including selling, divesting, conveying, holding separate, or otherwise limiting its freedom of action with respect to any assets, rights, products, licenses, businesses, operations, or interest therein, of any such Affiliates or equity owners or their Affiliates or, in the case of any Investor, any direct or indirect portfolio companies of investment funds advised or managed by one or more Affiliates or equity owners (or their Affiliates) of such Investor. The parties agree that all obligations of other parties related to regulatory approvals shall be governed exclusively by this Section 5.08

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Section 5.09. Parent Guaranty.

(a) To induce the Investors to enter into this Agreement, Parent, intending to be legally bound, hereby irrevocably, absolutely and unconditionally guarantees, as primary obligor and not merely a surety, full and punctual performance and payment by the Company of the No-Spin Redemption (the “Guaranteed Obligation”). Parent agrees that the obligations of Parent hereunder shall not be released or discharged, in whole or in part, or otherwise affected by: (i) the failure or delay on the part of any Investor to assert any claim or demand or to enforce any right or remedy against Parent; (ii) any change in the time, place or manner of payment of any of the Guaranteed Obligation, or any waiver, compromise, consolidation or other amendment or modification of any of the terms or provisions of the Transaction Documents made in accordance with the terms thereof (other than with respect to the No-Spin Redemption); (iii) any change in the legal existence, structure or ownership of Parent or any other Person now or hereafter liable with respect to the Guaranteed Obligation; (iv) any insolvency, bankruptcy, reorganization or other similar proceeding affecting Parent or any other Person now or hereafter liable with respect to the Guaranteed Obligation; or (v) the adequacy of any means any Investor may have of obtaining payment related to the Guaranteed Obligation. To the fullest extent permitted by Law, with respect to the Guaranteed Obligation, Parent hereby expressly waives any and all rights or defenses arising by reason of any Law which would otherwise require any election of remedies by the Investors. With respect to the Guaranteed Obligation, Parent waives promptness, diligence, notice of the acceptance of the Guaranteed Obligation, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of any Guaranteed Obligation incurred and all other notices of any kind (other than notices to Parent pursuant to the Transaction Documents), all defenses which may be available by virtue of any valuation, stay, moratorium Law or other similar Law now or hereafter in effect or any right to require the marshalling of assets of Parent or any other Person now or hereafter liable with respect to the Guaranteed Obligation or otherwise interested in the transactions contemplated by the Transaction Documents. Parent acknowledges that it will receive substantial direct and indirect benefits from the transactions contemplated by the Transaction Documents and that the waivers set forth in this Section 5.09(a) are knowingly made in contemplation of such benefits.

(b) Parent covenants that any ordinary shares of Parent issued by Parent in connection with the No-Spin Redemption (“Parent Shares”) shall be, when and if issued, duly authorized, validly issued, fully paid and non-assessable and free and clear of all liens (other than restrictions imposed by the Securities Act and applicable foreign and state securities Laws). Parent shall cause the Parent Shares to be approved for listing on the securities exchange on which Parent’s ordinary shares are then listed, subject to official notice of issuance, prior to or concurrently with any issuance of Parent Shares to the Investors.

(c) In connection with any issuance of any Parent Shares, Parent shall, at or prior to such issuance, enter into a customary registration rights agreement with the Investors, providing for customary shelf and piggyback registration rights with respect to such Parent Shares, together with related registration procedures, indemnification, contribution, expense allocation and assignment provisions, in each case consistent in all material respects with the corresponding provisions of the Registration Rights Agreement as in effect on the Closing Date. In furtherance of the foregoing, and not in limitation thereof, Parent covenants that, in connection with any issuance of Parent Shares to the Investors, Parent shall (i) use its reasonable best efforts to file with the SEC, as promptly as practicable, a registration

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statement on an appropriate form under the Securities Act providing for the resale of such Parent Shares by the Investors, (ii) use its reasonable best efforts to cause such registration statement to be declared effective as promptly as practicable, and (iii) use its reasonable best efforts to keep such registration statement continuously effective until the date on which all Parent Shares covered thereby have been sold. Parent shall bear all expenses incurred in connection with any such registration (other than legal expenses, underwriting discounts and commissions and transfer taxes, if any).

(d) For the avoidance of doubt, upon the consummation of the Spin-Off on or prior to December 31, 2027, Parent’s obligations under this Section 5.09 shall terminate and this Section 5.09 shall be of no further force or effect upon the consummation of the Spin-Off at any time prior to or on December 31, 2027.

Section 5.10. Board Rights.

(a) If the Company determines to consummate the Spin-Off, following the consummation of the Spin-Off, GC Creation Fund III, L.P., a Delaware limited partnership (“GC Parent”), shall have the ongoing right to nominate, subject to applicable Law, one (1) director to the Board at each meeting of the shareholders of the Company (or action by written consent) at which directors are to be elected (the “GC Nominee”), for so long as GC and its Affiliates hold, beneficially and of record, at least fifty percent (50%) of the shares of Convertible Preferred Stock held by GC and its Affiliates, beneficially and of record, immediately following the Closing (as may be adjusted for stock splits, reverse stock splits, dividends, reclassifications or similar events).

(b) For so long as GC Parent is entitled to designate one or more individuals for election as directors pursuant to Section 5.06(a), in connection with each election of directors, the Company shall take all commercially reasonable actions to (i) cause the GC Nominee to be included in the slate of nominees recommended by the Board for election at the applicable annual or special meeting of shareholders at which directors are to be elected, (ii) recommend that the Company’s shareholders vote in favor of the election of the GC Nominee to serve as a member of the Board and (iii) solicit proxies in favor of the GC Nominee in a manner no less favorable than the manner in which the Company solicits proxies for its other nominees.

(c) The GC Nominee shall (i) satisfy all applicable requirements under applicable law and the rules of the Nasdaq, (ii) meet the director qualification criteria set forth in the Company’s Corporate Governance Guidelines generally applicable to all non-management directors, and (iii) be reasonably acceptable to the Nominating and Governance Committee. GC Parent shall cause the GC Nominee to provide the Company with such information as is reasonably requested of all director nominees, including a completed director and officer questionnaire on the Company’s form.

(d) For so long as GC Parent is entitled to the GC Nominee, subject to applicable Law, if at any time a vacancy is created on the Board by reason of the incapacity, death, resignation or removal the GC Nominee, GC Parent shall have the exclusive right to designate a director to fill such vacancy subject to such director meeting the requirements set forth in Section 5.10(c). Upon receipt of notice of the designation of a director pursuant to the foregoing sentence, the Board shall, as soon as practicable after the date of such notice, take action, including voting affirmatively at a meeting of the Board held for such purpose or by written consent, to cause such director designee to be elected as a director to fill such vacancy.

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(e) To the extent that GC Parent ceases to have the right to designate a GC Nominee to the Board, then GC Parent shall cause the GC Nominee to promptly deliver a written resignation with respect to their service as a member of the Board; provided, that, if GC Parent does not cause the GC Nominee to resign within five (5) days after written request from the Board, then the GC Nominee director shall be deemed automatically to have resigned with immediate effectiveness.

(f) Business Opportunities. In recognition that the Investors party hereto and their respective directors, officers, managers, direct or indirect equity holders and Affiliates (including portfolio companies, but excluding the Company and its Subsidiaries) (collectively, the “Investor Parties”), currently have, and will in the future have or will consider acquiring, investments in numerous companies with respect to which an Investor Party may serve as an advisor, a manager, a director or in some other capacity, and in recognition that each Investor Party may have a myriad of duties to various investors and partners, and in anticipation that the Company on the one hand and the Investor Parties on the other hand may engage in the same or similar activities or lines of business and have an interest in the same areas of corporate opportunities, and in recognition of the benefits to be derived by the Company hereunder and in recognition of the difficulties which may confront the Investor Parties in determining the full scope of their duties in any particular situation, the provisions of this Section 5.10(f) are set forth to regulate, define and guide the conduct of certain affairs of the Company as they may involve the Investor Parties. To the fullest extent permitted by applicable Law and notwithstanding any other provision of the Company Organization Documents, but subject to Section 5.10(f)(iv):

(i) each Investor Party will have the right: (1) to directly or indirectly engage in any business (including any business activities or lines of business that are the same as or similar to those pursued by, or competitive with, the Company or any of its Subsidiaries) or invest, own or deal in equity or debt securities of any other Person so engaged in any business, (2) to directly or indirectly do business with any client or customer of the Company or any of its Subsidiaries, (3) to take any other action that any such Investor Party believes in good faith is necessary or appropriate to fulfill its obligations as described in the first sentence of this Section 5.10(f) and (4) not to present potential transactions, matters or business opportunities to the Company or any of its Subsidiaries, and to pursue, directly or indirectly, any such opportunity for itself, and to direct any such opportunity to another Person;

(ii) the Investor Parties will have no fiduciary or other duty (contractual or otherwise) to communicate or present any corporate opportunities to the Company or any of its Subsidiaries or to refrain from any actions permitted by this Section 5.10(f), and the Company, on its own behalf and on behalf of its Subsidiaries, hereby renounces, pursuant to Section 2.101(21) of the TBOC, any interest or expectancy of the Company and its Subsidiaries in, or in being offered an opportunity to participate in, any business opportunity as specified in Section 5.10(f)(i), and waives any right to require the Investor Parties to act in a manner inconsistent with the provisions of this Section 5.10(f);

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(iii) no Investor Party shall be liable to the Company or any of its Subsidiaries for breach of any fiduciary or other duty (contractual or otherwise) by reason of any activities or omissions of the types permitted by this Section 5.10(f) or by reason of its participation therein; and

(iv) notwithstanding the foregoing, this Section 5.10(f) shall not (x) apply to any business opportunity that is expressly offered to an Investor Party who is a director or officer of the Company solely in such person’s capacity as a director or officer of the Company, (y) permit any Investor Party to use or disclose any confidential information of the Corporation or any of its Subsidiaries other than in compliance with this Agreement and any other agreement by which such Investor Party is bound, or (z) limit or waive any obligation of any Investor Party under this Agreement or any other Transaction Agreement.

Section 5.11. Information Rights.

(a) For so long as any Investor holds any shares of Convertible Preferred Stock, the Company shall furnish or make available to such Investor the following:

(i) within one-hundred-twenty (120) days after the end of each fiscal year of the Company, the audited consolidated financial statements of the Company and its subsidiaries for such fiscal year prepared in accordance with U.S. GAAP, including a consolidated balance sheet, statement of income, statement of cash flows and statement of stockholders’ equity, together with the report of the Company’s independent registered public accounting firm thereon; and

(ii) within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Company, unaudited consolidated financial statements of the Company and its subsidiaries for such fiscal quarter prepared in accordance with GAAP, including a consolidated balance sheet, statement of income and statement of cash flows.

(b) Notwithstanding the foregoing, the Company’s obligations under this Section 5.11 shall be deemed satisfied with respect to any information required to be furnished pursuant to clauses (a)(i) and (a)(ii) above to the extent such information is publicly available through filings made by the Company with the SEC pursuant to the Exchange Act.

(c) Each Investor agrees that any non-public information received pursuant to this Section 5.11 shall be subject to the confidentiality provisions set forth in Section 5.04 of this Agreement in all respects.

(d) Parent and the Company acknowledge that any Investor may from time to time not wish to receive material non-public information with respect to Parent, the Company, their Affiliates or their securities (such information, the “MNPI Information”). Notwithstanding anything contained herein, neither Parent nor the Company shall provide MNPI Information to any Investor if, and for such time, as such Investor has expressly notified the Company in writing that such Investor does not want to receive such information (such notice, the “MNPI Notice”); provided that, any MNPI Information not furnished by the Company due to an MNPI Notice shall be promptly provided to such Investor upon its written request; provided, further, that nothing in this Section 5.11(d) shall apply to the GC Nominee then-serving on the Board.

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Section 5.12. Standstill. During the period beginning on the Closing Date and ending on the date that is (a) two (2) years after the Closing Date (in the case of GC and its Affiliates) and (b) one (1) year after the Closing Date in the case of any Investor other than GC and its Affiliates (the time periods referred to in the foregoing (a) and (b), the “Standstill Period”), each Investor, without the prior written consent of the Company, shall not, and shall cause its Affiliates not to, directly or indirectly, whether alone or in concert with any other Person:

(a) acquire or agree to acquire, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of any voting securities of the Company (other than (i) the Purchased Shares, the Underlying Shares and any shares of Common Stock issued as dividend on the Convertible Preferred Stock pursuant to the Certificate of Designation and (ii) as a result of any stock split, stock dividend or distribution, subdivision, reorganization, reclassification or similar capital transaction involving the securities of the Company), or any securities convertible into, exchangeable for or exercisable for any such voting securities, or any rights, options or warrants to purchase or otherwise acquire any such voting securities, or enter into any derivative, swap or other agreement, arrangement or understanding that has the purpose or effect of providing economic exposure to, or economic benefit based on, the ownership of any such additional voting securities;

(b) solicit proxies or consents or become a participant in any solicitation of proxies or consents with respect to any voting securities of the Company, or seek to advise, encourage or influence any Person with respect to the voting of any voting securities of the Company;

(c) seek to call, request the call of or call a special meeting of stockholders of the Company, or seek to make or make any stockholder proposal at any meeting of stockholders of the Company (including by written consent);

(d) make any public announcement or proposal with respect to any extraordinary transaction involving the Company or any of its securities, including any merger, tender offer, exchange offer, recapitalization, restructuring, reorganization, liquidation, dissolution, business combination or similar transaction;

(e) form, join or participate in any “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any voting securities of the Company (other than with such Investor’s stockholders, partners, members or managers) or with other Investors and their Permitted Transferees;

(f) seek election or appointment to, or representation on, the Board, or seek the removal of any member of the Board, except as expressly provided in Section 5.10 or in the Certificate of Designations; or

(g) take any action that would reasonably be expected to require the Company to make a public announcement regarding any of the foregoing.

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Notwithstanding the foregoing, nothing in this Section 5.12 shall prohibit (i) GC Parent from exercising its board nomination, removal and replacement rights under Section 5.10, (ii) an Investor from exercising conversion rights, transfer rights or any other rights or remedies under the Transaction Documents or (iii) any action expressly permitted by the Transaction Documents. Notwithstanding anything to the contrary in this Section 5.12, neither (i) the acquisition by any Investor or any of its Affiliates, whether by merger, amalgamation, scheme or plan of arrangement, consolidation or similar business combination transaction, purchase or exchange of securities or otherwise, of any Person (other than the Company), or any securities of such Person, that beneficially owns securities of the Company, solely to the extent such acquisition results in the indirect acquisition and continued holding of securities of the Company beneficially owned by such Person immediately prior to such acquisition, nor (ii) the acquisition and holding by any Investor or any of its Affiliates of securities of the Company in connection with securing or collecting a debt previously contracted in good faith in the ordinary course of such Investor’s or such Affiliate’s investment advisory, asset management, retail brokerage, wealth management, insurance or annuities business, shall constitute a violation of this Section 5.12; provided that any such transaction does not have a primary purpose of avoiding the provisions of this Agreement. The foregoing exceptions permit only the acquisitions and resulting holdings described herein and do not independently exempt subsequent actions otherwise prohibited by this Section 5.12. The provisions of Section 5.06(j) shall apply to this Section 5.12. This Section 5.12 shall terminate immediately upon the Company or any of its Affiliates entering into a definitive agreement for a Fundamental Change transaction.

Section 5.13. Protective Provisions. From and after the date of this Agreement (and in the case of Parent, solely until the consummation of the Spin-Off), and except for the Transactions and as reasonably necessary in connection with the Spin-Off (including the Internal Reorganization and the Distribution) or the Proposed Acquisition (in each case, subject to the consent rights set forth in the Certificate of Designation), Parent and the Company shall not, and shall cause the Company and the Company’s Subsidiaries not to, without the prior written consent of holders of a majority of the outstanding Purchased Shares, (a) issue, sell, repurchase, redeem or otherwise acquire any Parity Securities (as defined in the Certificate of Designations) or Senior Securities (as defined in the Certificate of Designations), (b) amend or otherwise modify the Company Organizational Documents, except as contemplated by the Form 10 (subject to Section 5.03) with respect to the Amended and Restated Certificate of Formation of the Company and the Amended and Restated Bylaws of the Company, in each case in a manner that adversely affects the Investors or (c) incur Consolidated Funded Indebtedness (as defined in the Certificate of Designations) (which, for the avoidance of doubt, shall take into account the issuance of all of the Purchased Shares at the Aggregate Purchase Price) that, after giving effect to such incurrence and the application of the proceeds thereof, would result in the Company and its Subsidiaries having Consolidated Funded Indebtedness in excess of $3,000,000,000.

Section 5.14. Nasdaq Listing of Shares; Anti-Delisting and Deregistration.

(a) Following the Spin-Off, the Company shall, as promptly as practicable and in any event within three (3) days thereof, apply to cause the aggregate number of Underlying Shares to be issued to each Investor pursuant to this Agreement and pursuant to the Certificate of Designations to be approved for listing on the Nasdaq to the extent required by Nasdaq. From time to time following the initial public offering of the Company or the Spin-Off, the Company shall cause the number of Underlying Shares or shares of Common Stock issued as dividends on the Convertible Preferred Stock in accordance with the Certificate of Designations to be approved for listing on the Nasdaq, subject to official notice of issuance.

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(b) Following the Spin-Off, while any shares of Convertible Preferred Stock or Conversion Shares remain outstanding, the Company shall not voluntarily deregister the Common Stock under the Exchange Act or voluntarily delist the Common Stock from Nasdaq or any other national securities exchange on which the Common Stock may be listed, other than in connection with a Fundamental Change pursuant to which the Company satisfies in full its obligations under the Certificate of Designations.

Section 5.15. Equity Rating. If, following the date hereof, the Company fails to receive equity credit rating from Moody’s Corporation under its then-current methodology for assignment equity credit to securities (an “Equity Rating”) for the Convertible Preferred Stock following the Spin-Off, the Investors and the Company shall cooperate in good faith to negotiate and amend, modify or supplement the terms of this Agreement and the Certificate of Designations, as applicable and as may be reasonably necessary to ensure that the Company receives an Equity Rating for the Convertible Preferred Stock prior to the Closing; provided, that no such amendment, modification or supplement shall, without the prior written consent of each Investor, alter, impair, limit, or otherwise adversely affect any economic, governance, redemption, transfer, or other protective right, preference of privilege of the Investors.

Section 5.16. Corporate Actions. At any time that any shares of Convertible Preferred Stock are outstanding, the Company shall from time to time take all lawful action within its control to cause the authorized capital stock of the Company to include a sufficient number of authorized but unissued shares of Common Stock to satisfy the conversion requirements of all shares of the Convertible Preferred Stock then outstanding.

ARTICLE 6

CONDITIONS TO CLOSING

Section 6.01. Condition to the Obligations of the Company and the Investors. The respective obligations of the Company and the Investors to effect the Closing shall be subject to the satisfaction (or waiver, if permissible under applicable Law, by the Company and the holders of a majority of the allocation for such Purchased Shares) on or prior to the Closing Date of the following conditions:

(a) no applicable Judgment shall be enacted, promulgated, issued, entered, or threatened by any Governmental Authority and no applicable Law (collectively, “Restraints”) shall be in effect enjoining or otherwise prohibiting consummation of this Agreement;

(b) the waiting period (and any extensions thereof) applicable to the consummation of the Transactions under the HSR Act and Required Regulatory Approvals shall have been obtained and remain in full force and effect, as applicable, and all statutory waiting periods in respect thereof shall have expired or been terminated; and

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(c) the Proposed Acquisition shall have been consummated, or all of the closing conditions of the Proposed Acquisition as set forth in the Silver SPA shall have been met (or waived, if permissible under applicable Law) and the parties to the Silver SPA shall have confirmed their readiness and ability to proceed with the closing of the Proposed Acquisition.

Section 6.02. Conditions to the Obligations of the Company. The obligations of the Company to effect the Closing shall be further subject to the satisfaction (or waiver by the Company in accordance with Section 8.02, to the extent permitted by applicable Law) on or prior to the Closing Date of the following conditions with respect to such Investor:

(a) With respect to each Investor severally, and not jointly, the representations and warranties of such Investor set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date with the same effect as though made on and as of such date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except to the extent that the facts, events and circumstances that cause such representations and warranties to not be true and correct as of such dates would not impair, prevent or materially delay the Closing;

(b) with respect to each Investor severally, and not jointly, such Investor shall have complied with or performed in all material respects its obligations and covenants required to be complied with or performed by it pursuant to this Agreement at or prior to such Closing;

(c) each of the Investors shall have executed and delivered to the Company the Registration Rights Agreement; and

(d) each Investor shall have delivered to the Company a certificate duly and validly executed and signed on behalf of each such Investor by its authorized representative certifying that the conditions in Section 6.02(a) and Section 6.02(b) have been satisfied solely with respect to such Investor.

Section 6.03. Conditions to the Obligations of the Investors. The obligations of the Investors to effect the Closing with respect to itself shall be further subject to the satisfaction (or waiver by such Investor, solely with respect to itself, in accordance with Section 8.02, to the extent permitted by applicable Law) on or prior to the Closing Date of the following conditions:

(a) the representations and warranties of the Company and, where applicable, the Parent, (i) set forth in Section 3.01, Section 3.02(a), Section 3.02(b)(i), Section 3.04, Section 3.05, Section 3.06 (solely as Section 3.06 relates to being duly organized and validly existing) and Section 3.18 (collectively, the “Fundamental Representations”) shall be true and correct in all respects (except for de minimis inaccuracies) as of the Closing Date as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date) and (ii) otherwise set forth in this Agreement shall be true and correct (without giving effect to any materiality or “Material Adverse Effect” qualifications set forth therein) as of the date of this Agreement and as of the Closing Date with the same effect as though made on and as of such date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except, with respect to this subclause (ii), where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

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(b) since the date of this Agreement, there shall not have occurred any change, event, occurrence, development or effect that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect;

(c) each of Parent and the Company shall have complied with or performed in all material respects its obligations and covenants required to be complied with or performed by it pursuant to this Agreement at or prior to the Closing;

(d) the Company shall have filed the Certificate of Designations with the Secretary of State of the State of Texas;

(e) the Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary for consummation of the Placement;

(f) each of Parent and the Company shall have executed and delivered to the Investors the Registration Rights Agreement;

(g) the Company shall have delivered to the Investors a certificate duly and validly executed and signed on behalf of the Company by its authorized representative certifying that the conditions in Section 6.03(a), Section 6.03(b) and Section 6.03(c) have been satisfied; and

(h) the Company and its Subsidiaries shall (i) if the Closing Date is prior to the date of the Distribution, reasonably expect to have on such Distribution date (after giving effect to the issuance of the Convertible Preferred Stock) (A) cash and cash equivalents of at least $1,000,000,000 and (B) Consolidated Funded Indebtedness (as defined in the Certificate of Designations) (which, for the avoidance of doubt, shall not take into account the issuance of the Convertible Preferred Stock and shall not by its terms restrict the Company’s ability to perform its obligations under the Certificate of Designations, including the ability of the Company to pay dividends in accordance therewith or make any redemption or other liquidation payment required thereunder) of no more than $3,000,000,000 or (ii) if the Closing Date is on or after the date of the Distribution, have on such date of the Distribution (after giving effect to the issuance of the Convertible Preferred Stock) (A) cash and cash equivalents of at least $1,000,000,000 and (B) Consolidated Funded Indebtedness (which, for the avoidance of doubt, shall not take into account the issuance of the Convertible Preferred Stock and shall not by its terms restrict the Company’s ability to perform its obligations under the Certificate of Designations, including the ability of the Company to pay dividends in accordance therewith or make any redemption or other liquidation payment required thereunder) of no more than $3,000,000,000; provided, that if, at the Closing, any less than the entirety of the Aggregate Purchase Price is funded, the Company shall, in its sole and absolute discretion, be permitted to increase the amount of the Consolidated Funded Indebtedness to an amount in excess of $3,000,000,000 an equal to the difference between the Aggregate Purchase Price and the actual amount to be funded at Closing.

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ARTICLE 7

TERMINATION; SURVIVAL

Section 7.01. Termination. This Agreement may be terminated at any time prior to the Closing as follows:

(a) by the mutual written consent of the Company and each Investor;

(b) by either the Company or any Investor (solely with respect to itself), if any Restraint enjoining or otherwise prohibiting consummation of this Agreement shall be in effect and shall have become final and nonappealable; provided that the party seeking to terminate this Agreement pursuant to this Section 7.01(b) shall have used the required efforts to cause the conditions to Closing to be satisfied in accordance with Section 5.01;

(c) by any Investor (solely with respect to itself), if the Company shall have breached any of its representations or warranties or failed to perform any of its covenants or agreements set forth in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 6.03(a) or Section 6.03(c) and (ii) shall not have been cured by the earlier of (A) thirty (30) calendar days following receipt by the Company of written notice of such breach or failure to perform from any Investor stating such Investor’s intention to terminate this Agreement pursuant to this Section 7.01(c) and the basis for such termination and (B) the consummation of the Proposed Acquisition; provided that no Investor shall have the right to terminate this Agreement pursuant to this Section 7.01(c) if such Investor is then in material breach of any of its representations, warranties, covenants or agreements hereunder, which breach would give rise to the failure of any condition set forth in Section 6.02(a) or Section 6.02(b) to be satisfied;

(d) by the Company solely with respect to any Investor that has breached any of its representations or warranties or failed to perform any of its covenants or agreements set forth in this Agreement, if such breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 6.02(a) or Section 6.02(b) with respect to such Investor and (ii) has not been cured within the earlier of (A) thirty (30) calendar days following receipt by such Investor of written notice from the Company specifying such breach or failure to perform, the Company’s intention to terminate this Agreement pursuant to this Section 7.01(d) and the basis for such termination and (B) the consummation of the Proposed Acquisition; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.01(d) if Parent or the Company is then in material breach of any of its representations, warranties, covenants or agreements hereunder, which breach would give rise to the failure of any condition set forth in Section 6.03(a) or Section 6.03(c) with respect to such Investor; provided, further, that any termination pursuant to this Section 7.01(d) shall not terminate this Agreement with respect to any other Investor; or

(e) by the Company or any Investor (solely with respect to itself), if the Closing has not been consummated on or prior to June 30, 2027; provided, that such right of termination shall not be available to the Company if the failure of the Closing to occur on or prior to such date was primarily due to a breach by Parent or the Company of its covenants or obligations under this Agreement, or to an Investor if such failure was primarily due to a breach by that Investor of its covenants or obligations under this Agreement.

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Section 7.02. Effect of Termination. In the event of the termination of this Agreement as provided in Section 7.01, written notice thereof shall be given to the other party, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void (other than Article 1, Section 5.04, this Section 7.02 and Article 8, all of which shall survive termination of this Agreement), and there shall be no liability on the part of any Investor or the Company or their respective directors, officers and Affiliates, except (i) to the extent of any liability arising from any breach by such party of its obligations pursuant to this Agreement arising prior to such termination and (ii) that no such termination shall relieve any party from liability for damages to another party resulting from Fraud or a willful, intentional and material breach of this Agreement.

Section 7.03. Survival. Subject to Section 7.02, all of the covenants or other agreements of the parties contained in this Agreement shall survive until fully performed or fulfilled, unless and to the extent that non-compliance with such covenants or agreements is waived in writing by the party entitled to such performance. The representations and warranties made as of the Closing Date shall survive until the six (6) month anniversary of the Closing Date and shall then expire; provided, that the Fundamental Representations shall survive the Closing for twelve (12) months following the Closing Date and shall then expire; provided, further, that any claims in respect of the representations and warranties following the Closing Date pursuant to the foregoing shall be available only to the extent there is or there would reasonably expected to be a Material Adverse Effect; provided, further, that no representations and warranties or covenants of the Parent shall survive the consummation of the Spin-Off; provided, further, that nothing herein shall relieve any party of liability for any inaccuracy or breach of such representations and warranties in the case of Fraud. Notwithstanding any other provision set forth in this Agreement, the maximum liability of Parent and the Company under or relating to this Agreement to the extent relating to or arising out of any breach of the representations and warranties expressly set forth in this Agreement shall, with respect to the Transactions, in no event exceed the Aggregate Purchase Price paid by the Investors for the Purchased Shares pursuant to this Agreement (including damages for breach, whether willful, intentional, unintentional or otherwise (including willful breach) or monetary damages in lieu of specific performance); provided that the foregoing limitation shall not apply in the case of Fraud. Notwithstanding anything in this Agreement to the contrary, (a) each Investor will only be responsible in respect of any breach by itself and not of any other Investor, (b) except, with respect to any Investor, in the case of Fraud by such Investor, in no event will any Investor or any of such related party have any liability (including damages for breach, whether willful, intentional, unintentional or otherwise (including willful breach) or monetary damages in lieu of specific performance) in the aggregate in excess of the amount of its pro rata portion of the Aggregate Purchase Price as set forth on Schedule A, and (c) except, with respect to any Investor, in the case of Fraud by such Investor, in no event will the Investors and their related parties, collectively, nor Parent or the Company, have any liability (including damages for breach, whether willful, intentional, unintentional or otherwise (including willful breach) or monetary damages in lieu of specific performance) in the aggregate in excess of the amount of the Aggregate Purchase Price.

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Section 7.04. Non-Recourse. Each party agrees, on behalf of itself and its Affiliates and its and their present and former directors, officers, stockholders, partners, members, managers, employees, agents, attorneys, advisors, lenders and other Representatives, that all claims, obligations, liabilities and causes of action arising out of or relating to this Agreement, any other Transaction Document or the Transactions may be made only against the Persons expressly identified as parties to the applicable agreement and in accordance with its terms. No recourse under this Agreement or any other Transaction Document, whether in contract, tort, at law, in equity or otherwise, shall be sought or had against any Affiliate, portfolio company, officer, director, employee, member, manager, partner, stockholder, lender, advisor or other Representative of any Investor, the Company or Parent, as applicable, and none of those Persons shall have any liability or obligation for any such claim, cause of action, obligation or liability, except for claims against an Investor solely in accordance with this Agreement. No personal liability or losses whatsoever shall attach to, be imposed on or otherwise be incurred by any such Person in connection with this Agreement, the other Transaction Documents or the Transactions.

ARTICLE 8

MISCELLANEOUS

Section 8.01. Amendments; Waivers(a) . Subject to compliance with applicable Law, this Agreement and the exhibits hereto (including the Certificate of Designations) may be amended or supplemented in any and all respects by written agreement of the Company, Parent and the holders of a majority of the outstanding Purchased Shares or the holders of a majority of the allocation for such Purchased Shares (in each case, including GC for so long as GC is a holder of (or is allocated) Convertible Preferred Stock), as applicable; provided that (i) the unanimous written consent of all Investors shall be required for any amendment or waiver that would: (A) change the Aggregate Purchase Price or the amount of total investment contemplated by this Agreement; or (B) amend or waive any provision of Section 5.03 (Spin-Off) Section 5.06 (Transfer and Hedging Restrictions), Section 5.09 (Parent Guaranty), Section 5.12 (Standstill), Section 6.01 (Condition to the Obligations of the Company and the Investors), Section 6.03 (Conditions to the Obligations of Each Investor), Section 7.01 (Termination), this Article 8 (Miscellaneous) in a manner that would reasonably be expected to be adverse (other than in de minimis respects) to the Investors; and (ii) the written consent of each affected Investor shall also be required for any amendment or waiver that by its terms (rather than its effect) is adverse to such Investor relative to the other Investors. The consent of the parties shall not be unreasonably withheld, conditioned or delayed with respect to any amendment or modification to the Certificate of Designations necessary to comply with applicable Law and any amendment to or waiver of the provisions, terms and conditions of this Agreement that are addressed in the Certificate of Designations shall be permitted only as specified in such agreement.

Section 8.02. Extension of Time, Waiver, Etc. Subject to Section 8.01 and applicable Law, Parent (on behalf of itself and, prior to the consummation of the Spin-Off, the Company), the Company (on behalf of itself following the consummation of the Spin-Off) and each Investor (solely on behalf of itself) may, in each case only to the extent entitled to the benefit of the provision in question, (a) waive any inaccuracies in the representations and warranties of another party contained herein or in any document delivered pursuant hereto, (b) extend the time for performance of any obligation or act of another party or (c) waive compliance by another party with any agreement contained herein. Notwithstanding Section 8.01 or any other provision of this Agreement, to the extent permitted by applicable Law, (i) each Investor may waive, in whole or in part and solely with respect to its own

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obligation to effect the Closing, any condition set forth in Section 6.01 or Section 6.03, by a written instrument executed by such Investor and delivered to the Company, and (ii) the Company may waive, in whole or in part and solely with respect to its own obligation to effect the Closing with a particular Investor, any condition set forth in Section 6.01 or Section 6.02, by a written instrument executed by the Company and delivered to such Investor. No such individual waiver shall amend the terms of this Agreement, waive any condition to another party’s obligation to effect the Closing, increase another Investor’s portion of the Aggregate Purchase Price or otherwise alter another party’s rights or obligations. Neither GC nor any other Investor, whether acting individually or pursuant to any collective approval, may waive a condition to an Investor’s obligation to effect the Closing without that Investor’s express written consent. A determination by GC or any other Person that a condition has been satisfied shall not, in and of itself, be conclusive against another Investor or substitute for actual satisfaction of that condition or a valid waiver by that Investor. No condition shall be waived to the extent prohibited by applicable Law. All amendments to the terms of a condition, and all other amendments, extensions and waivers, remain subject to Section 8.01. No failure or delay by any party in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise preclude any other or further exercise thereof or the exercise of any other right hereunder. Any extension or waiver shall be effective only if set forth in a written instrument signed by the party entitled to grant such extension or waiver and accompanied by any additional written approvals required under Section 8.01. No waiver that would eliminate GC Parent’s right to nominate a director pursuant to Section 5.10(a), while GC Parent remains entitled to that right in accordance with its terms, shall be effective without GC Parent’s written consent.

Section 8.03. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties hereto without the prior written consent of the other parties hereto; provided, however, that, without the prior written consent of any other party hereto, (A) any Investor may assign its rights, interests and obligations under this Agreement, in whole or in part, to one or more of its Affiliates that the transfer to whom of Convertible Preferred Stock or Conversion Shares would be permitted by Section 5.06 and who agree in writing to be bound by this Agreement, (B) any Investor may assign to a transferee in connection with a transfer of Convertible Preferred Stock or Conversion Shares permitted by Section 5.06, the rights, interests and obligations of such Investor hereunder and, to the extent applicable, the Registration Rights Agreement, (C) any Investor may grant a security interest in its rights, but not its obligations, under this Agreement in connection with a Permitted Loan, and (D) if the Company consolidates or merges with or into any Person and the Common Stock is converted into or exchanged for securities of a different issuer in a transaction that does not constitute a Fundamental Change, the Company shall cause such issuer to assume its rights and obligations under this Agreement. In each case, the assignee shall agree in writing to be bound by the terms of this Agreement and, if applicable, the Registration Rights Agreement, and no assignment shall relieve any Investor of its obligations hereunder prior to the Closing. Any purported assignment in violation of this Agreement shall be wholly void ab initio and invalid.

Section 8.04. Counterparts. This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. Electronic signatures complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law will be deemed original signatures for purposes of this Agreement. Transmission by telecopy, electronic mail or other transmission method of an executed counterpart of this Agreement will constitute due and sufficient delivery of such counterpart.

38

Section 8.05. Entire Agreement; No Third-Party Beneficiaries. This Agreement, together with the other Transaction Documents and the Certificate of Designations, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties and their Affiliates, or any of them, with respect to the subject matter hereof and thereof. No provision of this Agreement shall confer upon any Person other than the parties hereto and their permitted assigns any rights or remedies hereunder.

Section 8.06. Governing Law; Jurisdiction.

(a) This Agreement and all matters, claims or legal actions or proceedings (whether at law, in equity, in Contract, in tort or otherwise) based upon, arising out of or relating to this Agreement, execution or performance of this Agreement, shall be governed by, and construed in accordance with, the internal laws of the State of New York.

(b) All legal actions or proceedings arising out of or relating to this Agreement shall be heard and determined in the courts of the State of New York located in the City and County of New York, Borough of Manhattan, or in the United States District Court for the Southern District of New York and the parties hereto hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such legal action or proceeding and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such legal action or proceeding. Each party hereto agrees that service of process upon such party in any legal action or proceeding arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 8.09. The parties hereto agree that a final judgment in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post judgment relief regarding, or any appeal from, a final trial court judgment.

Section 8.07. Specific Enforcement. The parties hereto agree that irreparable damage for which monetary relief, even if available, might not be an adequate remedy, might occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties hereto fail to take any action required of them hereunder to cause the Closing to occur, and that time is of the essence. The parties acknowledge and agree that (a) the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof (including, for the avoidance of doubt, the right of the Company to cause the Closing to be consummated on the terms and subject to the conditions set forth in the Transaction Documents) in the courts described in Section 8.06, this being in addition to any other remedy to which they are entitled under this Agreement and (b) the right of specific enforcement is an integral part of the Transactions and without that right, neither the Company nor each of the Investors would have entered into this Agreement. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, and agree not to assert that a remedy of monetary damages would provide an adequate

39

remedy or that the parties otherwise have an adequate remedy at Law. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 8.07 shall not be required to provide any bond or other security in connection with any such order or injunction.

Section 8.08. WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (c) IT MAKES SUCH WAIVER VOLUNTARILY AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 8.08.

Section 8.09. Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, emailed, or sent by overnight courier (providing proof of delivery) to the parties at the following addresses or to such other address or email address as such party may hereafter specify in writing to the other party hereto:

(a)	If to the Company, to it at:

Axiom Solutions International, Inc.

10025 Alterra Parkway

Suite No. 1900

Austin, Texas 78758

Attention: [****]

Email: [****]

with a copy (which shall not constitute notice) to:

[****]

[****] = Certain confidential information contained in this document, marked by [****], has been omitted because it is both (i) not material and (ii) the type that the Company treats as private or confidential.

40

(b) If to any Investor, to it at the address specified on such Investor’s signature page hereto.

All such notices, requests and other communications shall be deemed received (1) on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a business day in the place of receipt, or (2) on the next succeeding business day in the place of receipt.

Section 8.10. Severability. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law.

Section 8.11. Expenses. Except as otherwise expressly provided in the Transaction Documents, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the other Transaction Documents shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

Section 8.12. Interpretation.

(a) When a reference is made in this Agreement to an Article, a Section, Exhibit or Schedule, such reference shall be to an Article of, a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Unless otherwise specifically indicated, all references to “dollars” or “$” shall refer to the lawful money of the United States. References to a Person are also to its permitted assigns and successors. When calculating the period of time between which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded.

(b) The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement.

41

Section 8.13. Several Obligations and Independent Rights. Notwithstanding anything to the contrary in this Agreement, all representations, warranties, covenants, agreements, undertakings, obligations and liabilities of each Investor under this Agreement are several and not joint or joint and several with those of any other Investor. Each Investor shall be responsible solely for the obligations and liabilities expressly applicable to it under this Agreement, and no Investor shall be liable for any act, omission, breach, failure to fund or other default of any other Investor or be deemed to guarantee any obligation of any other Investor. No Investor shall be required to purchase any Purchased Shares allocated to another Investor or pay any portion of the Aggregate Purchase Price in excess of the amount set forth opposite its name on Schedule A, except pursuant to such Investor’s voluntary written election under Section 2.04 or an amendment expressly approved in writing by such Investor in accordance with Section 8.01. A breach or default by one Investor shall not, in and of itself, constitute a breach or default by any other Investor. Subject to the collective approval requirements expressly set forth in this Agreement, each Investor may independently exercise and enforce its rights hereunder without joining any other Investor in any proceeding. Nothing in this Section 8.13 shall expand any Investor’s liability beyond the limitations in Section 7.03, limit the protections in Section 7.04 or relieve an Investor of responsibility expressly imposed on it hereunder for the acts or omissions of its own Affiliates or Representatives.

[Remainder of page intentionally left blank]

42

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

AXIOM INTERNATIONAL SOLUTIONS, INC.

By:	/s/ Richard Riecker
Name: Richard Riecker
Title: Vice President and Secretary

FLEX, LTD.

By:	/s/ B Vijayandran S Balasingam
Name: B Vijayandran S Balasingam
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

GC CREATION FUND III, L.P.

By: GC Partners Creation III, L.P. Its: General Partner

By: GC GP Creation III, LLC Its: General Partner

By:	/s/ Daniel W. Riley
Name: Daniel W. Riley
Title: General Counsel

Notice Information

[****]

[****] = Certain confidential information contained in this document, marked by [****], has been omitted because it is both (i) not material and (ii) the type that the Company treats as private or confidential.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

GC VENTURE XIII (ASI), L.P.

By: GC Venture XIII (ASI) GP, L.P.
Its: General Partner

By: GC Managed Accounts GP, LLC
Its: General Partner

By:	/s/ Daniel W. Riley
Name: Daniel W. Riley
Title: General Counsel

Notice Information

[****]

[****] = Certain confidential information contained in this document, marked by [****], has been omitted because it is both (i) not material and (ii) the type that the Company treats as private or confidential.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

AP SILVER HOLDINGS, L.P.

By: AP Silver Holdings GP, LLC, its general partner

By:	/s/ Michael F. Lotito
Name: Michael F. Lotito
Title: Vice President

Notice Information

[****]

[****] = Certain confidential information contained in this document, marked by [****], has been omitted because it is both (i) not material and (ii) the type that the Company treats as private or confidential.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Nathaniel A. Barker
Name: Nathaniel A. Barker
Title: Head of Fixed Income Portfolio Management
MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

By:	/s/ Nathaniel A. Barker
Name: Nathaniel A. Barker
Title: Vice President

Notice Information

[****]

[****] = Certain confidential information contained in this document, marked by [****], has been omitted because it is both (i) not material and (ii) the type that the Company treats as private or confidential.

Schedule 5.06

Restricted Transferees

[****]

[****] = Certain confidential information contained in this document, marked by [****], has been omitted because it is both (i) not material and (ii) the type that the Company treats as private or confidential.

Schedule 5.08

Required Regulatory Approvals

1. Mexico

Schedule A

List of Investors

Purchaser Name	Purchased Shares	Purchase Price
GC Venture XIII (ASI), L.P.	[****]	[****]

Massachusetts Mutual Life Insurance Company	[****]	[****]

AP Silver Holdings, L.P.	[****]	[****]

MassMutual Ascend Life Insurance Company	[****]	[****]

[****] = Certain confidential information contained in this document, marked by [****], has been omitted because it is both (i) not material and (ii) the type that the Company treats as private or confidential.

Exhibit A

FORM OF SERIES A CONVERTIBLE PREFERRED STOCK

CERTIFICATE OF DESIGNATIONS

[See Attached.]

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES A CONVERTIBLE PERPETUAL PREFERRED STOCK OF AXIOM SOLUTIONS INTERNATIONAL, INC.

Pursuant to Sections 21.155 and 21.156 of the Texas Business Organizations Code (the “TBOC”), Axiom Solutions International, Inc., a corporation organized and existing under the TBOC (the “Corporation”), DOES HEREBY CERTIFY

FIRST: That, the Certificate of Formation of the Corporation (the “Certificate of Formation”) authorizes the issuance of up to one million (1,000,000) shares of preferred stock of the Corporation, par value $0.0001 per share (“Preferred Stock”), and expressly vests the Board of Directors of the Corporation (the “Board”) with the authority to issue Preferred Stock in one or more series and determine the designations and the rights, voting power, preferences, limitations and restrictions of each series, as set forth in a certificate of designations filed under the TBOC;

SECOND: That, pursuant to the authority expressly granted to and vested in the Board by the Certificate of Formation, the Board on [•], 2026, duly adopted the following resolution designating new series of Preferred Stock as “Series A Convertible Perpetual Preferred Stock”:

NOW, THEREFORE, BE IT RESOLVED, that, pursuant to the authority vested in the Board in accordance with the Certificate of Formation and the provisions of Sections 21.155 and 21.156 of the TBOC, series of Preferred Stock of the Corporation designated as “Series A Convertible Perpetual Preferred Stock” are hereby authorized, and the rights, voting power, preferences, limitations and restrictions of the Series A Convertible Perpetual Preferred Stock shall be as follows:

i

8.7 Adjustment to Conversion Price and Number of Conversion Shares	27

8.8 Blocker Provisions	37

8.9 Conversion to Series A-2 Preferred Stock	39

9. Reissuance of Series A Preferred Stock	39

10. Notices	40

11. Amendments and Waiver	40

11.1 Amendments Generally	40

11.2 Amendments Without Consent	40

12. Withholding	41

13. Tax Matters	41

14. Calculation	41

15. Severability	41

ii

1. Designation.

(a) There shall be a series of Preferred Stock that shall be designated as “Series A-1 Convertible Perpetual Preferred Stock” (the “Series A-1 Preferred Stock”) with an initial Stated Value (as defined below) of $10,000.00 per share and the number of shares constituting such series (“Shares”) shall be 200,000 (“Acquired Shares”). The rights, voting power, preferences, limitations and restrictions of the Series A-1 Preferred Stock shall be as set forth herein. The Series A-1 Preferred Stock shall be issued in book-entry form on the Corporation’s share ledger.

(b) There shall be an additional series of Preferred Stock designated as “Series A-2 Convertible Perpetual Preferred Stock” (the “Series A-2 Preferred Stock”). Except as expressly provided herein, each share of Series A-2 Preferred Stock shall have rights, voting power, preferences, limitations and restrictions identical to those of a share of Series A-1 Preferred Stock, including with respect to dividends, liquidation preference, conversion, voting, redemption, ranking, consent rights and all other matters, and Series A-1 Preferred Stock and Series A-2 Preferred Stock shall rank pari passu and vote together as a single class whenever the holders thereof are entitled to vote as a class. The Series A-2 Preferred Stock shall be issued in book-entry form on the Corporation’s share ledger.

2. Defined Terms. For purposes hereof, the following terms shall have the following meanings:

“Accumulated Stated Value” has the meaning set forth in Section 4.1.

“Acquired Shares” has the meaning set forth in Section 1.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person; provided, however, that the Corporation and its Subsidiaries shall not be deemed to be Affiliates of any Holder or any of their Affiliates and in no event shall any portfolio company managed by any Holder or any Affiliate thereof be considered to be an Affiliate of such Holder. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

“Aggregate Initial Stated Value” means the product of (i) the Stated Value multiplied by (ii) the total number of Acquired Shares.

“as-converted basis” means (i) with respect to the outstanding shares of Common Stock as of any date, all outstanding shares of Common Stock calculated on a basis in which all shares of Common Stock issuable upon conversion of the outstanding Shares of Series A Preferred Stock (at the Conversion Price in effect on such date) are assumed to be outstanding as of such date and (ii) with respect to any outstanding Shares of Series A Preferred Stock as of any date, the number of shares of Common Stock issuable upon conversion of such Shares of Series A Preferred Stock on such date (at the Conversion Price in effect on such date).

“Board” has the meaning set forth in the Recitals.

“Business Day” means a day other than a Saturday, Sunday or other day on which the SEC or banks in the City of New York are authorized or required by Law to close.

“Beneficial Ownership Limitation” has the meaning set forth in Section 8.8(c).

“Certificate of Designations” means this Certificate of Designations, Preferences and Rights of Series A Convertible Perpetual Preferred Stock of Axiom Solutions International, Inc., as it may be amended from time to time.

“Certificate of Formation” has the meaning set forth in the Recitals.

“Cloud and Power Infrastructure Business” shall have the meaning ascribed to it in the Investment Agreement.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Common Stock” means the common stock, par value $0.0001 per share, of the Corporation.

“Common Stock Liquidity Conditions” with respect to a Mandatory Conversion, Optional Conversion, redemption or Dividends paid in shares of Common Stock will be satisfied if:

(a) either (i) each share of Common Stock to be issued upon such Mandatory Conversion, Optional Conversion, Dividends or redemption of any Share of Series A Preferred Stock would be eligible to be offered, sold or otherwise transferred by the Holder of such Share pursuant to Rule 144 (or any successor rule thereto), without any requirement as to volume or manner of sale under Rule 144; or (ii) the offer and sale of such share of Common Stock by such Holder upon receipt of such share of Common Stock are registered pursuant to an effective registration statement under the Securities Act and such registration statement is reasonably expected by the Corporation to remain effective and usable (including with registration rights thereunder not suspended by the Corporation) by such Holder to sell such share of Common Stock, continuously during the period from, and including, the date such share of Common Stock is issued to such Holder pursuant to such Mandatory Conversion, Optional Conversion, Dividends or redemption, until all such shares have been sold; provided, however, that each Holder will supply all information reasonably requested by the Corporation for inclusion, and required to be included, in any registration statement or prospectus supplement related to the resale of such shares of Common Stock; provided further, that if a Holder fails to provide such information to the Corporation within fifteen (15) calendar days following any such request, then this clause (a)(ii) will automatically be deemed to be satisfied with respect to such Holder;

(b) each share of Common Stock referred to in clause (a) above (i) will, when issued (or, when sold or otherwise transferred pursuant to the registration statement referred to above) (1) be admitted for book-entry settlement through the depositary with an “unrestricted” CUSIP number; and (2) not be represented by any Certificate that bears a legend referring to transfer restrictions under the Securities Act or other securities laws; and (ii) will, when issued, be listed and admitted for trading, without suspension or material limitation on trading, on any of The New York Stock Exchange, The NYSE American, The NASDAQ Capital Market, The NASDAQ Global Market or The NASDAQ Global Select Market (or any of their respective successors);

(c) (i) the Corporation has not received any written threat or notice of delisting or suspension by the applicable exchange referred to in clause (b)(ii) above with a reasonable prospect of delisting, after giving effect to all applicable notice and appeal periods; and (ii) no such delisting or suspension is reasonably likely to occur or is pending based on the Corporation falling below the minimum listing maintenance requirements of such exchange; and

(d) solely in the case of payment of Dividends pursuant to Section 7.2(b), the Corporation will not be in a closed window under its insider trading policy.

“Compounded Dividends” has the meaning set forth in Section 4.2.

“Compounded Dividend Redemption” has the meaning set forth in Section 7.2(b).

“Compounded Dividends Redemption Price” means, with respect to the relevant Redemption Date, an amount equal to (i) the sum of 100% of the Accumulated Stated Value minus the Stated Value, plus (ii) accrued but unpaid Dividends on the Accumulated Stated Value being redeemed from the last Dividend Payment Date to, but excluding, such date.

“Conversion Date” has the meaning set forth in Section 8.3(d).

“Conversion Election Date” means the date upon which the Holder’s right to convert its Shares pursuant to Section 8 terminates in connection with a Corporation Redemption or Compounded Dividend Redemption, which date shall be no earlier than two Business Days prior to the Corporation Redemption Date.

“Conversion Price” means, initially, (i) if the Conversion Date occurs prior to the Reset Date, the lower of (x) such a price that would result in an Implied Enterprise Value of $37.5 billion and (y) 120% of the Initial Reference Price, and (ii) if the Conversion Date occurs on or following the Reset Date, the lowest of (x) such a price that would result in an Implied Enterprise Value of $37.5 billion, (y) 120% of the Initial Reference Price, and (z) 120% of the Reset Reference Price, in each case as adjusted from time to time in accordance with Section 8.7; provided that, if, as of immediately prior to the Reset Date, the Conversion Price then in effect reflects one or more adjustments pursuant to Section 8.7, each such adjustment shall be reflected with the same effect on clauses (ii)(x) and (ii)(y) of this definition in calculation thereof; provided further, that notwithstanding anything in the foregoing to the contrary, if the Conversion Price would result in an Implied Enterprise Value of less than $30.0 billion, the Conversion Price shall be adjusted upward to an amount that would result in an Implied Enterprise Value of $30.0 billion (which shall be further adjusted to reflect each prior adjustment (if any) that has been applied to the Conversion Price pursuant to Section 8.7); provided further, that solely in the case where the Conversion Price would result in an Implied Enterprise Value exceeding $35.0 billion, if, at the third anniversary of the Spin-Off Distribution Date, the Mandatory Conversion Threshold is not met assuming the Holders receive a Notice of Mandatory Conversion on such date, the Conversion Price shall be adjusted downward to be equal to the greater of (x) the highest price that would allow the Mandatory Conversion Threshold to be met on such date and (y) such a price that would result in an Implied Enterprise Value of $35.0 billion (which shall be adjusted to reflect each prior adjustment (if any) that has been applied to the Conversion Price pursuant to Section 8.7). The final proviso in this definition shall not apply to Series A-2 Preferred Stock.

“Conversion Shares” means the shares of Common Stock or other capital stock of the Corporation then issuable upon conversion of the Series A Preferred Stock in accordance with the terms of Section 8.1 or Section 8.2.

“Corporation” has the meaning set forth in the Preamble.

“Corporation Liquidation Price” means, as of any date of Liquidation, an amount equal to the greater of (i) the sum of (A) the Accumulated Stated Value as of such date, plus (B) accrued but unpaid Dividends per Share from the last Dividend Payment Date to, but excluding, such date and (ii) the payment that a Holder would have received per Share had such Holder, immediately prior to such Liquidation, converted such Shares then held by such Holder into shares of Common Stock at the applicable Conversion Price then in effect in accordance with Section 8.1, before any distributions are made to holders of Common Stock and all other Junior Securities and subject to the rights of the holders of any Parity Securities or Senior Securities and the rights of the Corporation’s creditors.

“Corporation Redemption” has the meaning set forth in Section 7.2.

“Corporation Redemption Date” has the meaning set forth in Section 7.5(b).

“Corporation Redemption Notice” has the meaning set forth in Section 7.2.

“Corporation Redemption Price” means, as of the relevant Corporation Redemption Date, an amount equal to the sum of (i) the Accumulated Stated Value as of such date, multiplied by the “Relevant Percentage” determined by reference to the table below plus (ii) accrued but unpaid Dividends per Share from the last Dividend Payment Date to, but excluding, such date, plus (iii) if there has been a Compounded Dividend Redemption during the 180 day period prior to the relevant Corporation Redemption Date, the Compounded Dividends Redemption Price for such Compounded Dividend Redemption multiplied by the difference of (x) the “Relevant Percentage” determined by reference to the table below minus (y) 100.0%.

Time Since the Spin-Off Distribution Date as of the relevant Corporation Redemption Date	Relevant Percentage:
5 years	107.0%
6 years	105.0%
7 years	103.0%
8 years or more	100.0%

“Current Market Price” means, on any day, the lower of (x) the closing price on the Trading Day immediately prior to the day in question and (y) the arithmetic average of the Daily VWAP for the five (5) consecutive Trading Days ending the Trading Day immediately prior to the day in question.

“Daily VWAP” means the consolidated volume-weighted average price per share of Common Stock as displayed under the heading “Bloomberg VWAP” on the Bloomberg page for the “<equity> AQR” page corresponding to the “ticker” for such Common Stock (or its equivalent successor if Bloomberg ceases to publish such price, or such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the closing price of one share of such Common Stock on such Trading Day). The “volume weighted average price” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

“Consolidated Indebtedness” means, for the Corporation and its Subsidiaries on a consolidated or combined basis, the sum of the outstanding principal amount of all obligations for borrowed money and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments; provided, that, for the avoidance of doubt, Consolidated Indebtedness shall not include any undrawn amounts available under any revolving credit facility, term loan facility, or other credit facility (including, for the avoidance of doubt, any undrawn commitments, undrawn letters of credit, or other undrawn availability thereunder).

“Dividend Payment Date” has the meaning set forth in Section 4.2.

“Dividend Rate” means (i) prior to the Spin-Off Distribution Date, 10.0% per annum, payable in cash, (ii) on or following the Spin-Off Distribution Date but prior to the fifth anniversary of the Spin-Off Distribution Date, (x) 6.0% per annum, if the Corporation elects to pay the applicable Dividends in cash, or (y) 7.0% per annum, if the Corporation elects to pay the applicable Dividends in the form of Compounded Dividends, and (iii) on or following the fifth anniversary of the Spin-Off Distribution Date, (x) the greater of (a) 8.0% and (b) the applicable Reference SOFR plus 450 basis points per annum, if the Corporation elects to pay the applicable Dividends in cash, or (y) the greater of (a) 9.0% and (b) the applicable Reference SOFR plus 550 basis points per annum, if the Corporation elects to pay the applicable Dividends in the form of Compounded Dividends; provided that, if and for so long as any Event of Noncompliance occurs and is continuing, then the then-current Dividend Rate shall automatically increase one-time by an additional 2.00% per annum; provided further, that if such a subsequent Event of Noncompliance occurs and is continuing following the cure of all prior Events of Noncompliance, the then-current Dividend Rate shall again automatically increase one-time by an additional 2.00% per annum; provided further, that if the aggregate Consolidated Indebtedness exceeds $2.4 billion immediately following the Spin-Off Distribution Date, the Dividend Rate shall automatically increase one-time by 1.00% per annum (which increase shall cease to apply immediately if the Consolidated Indebtedness is reduced to $2.4 billion or less at any time during eighteen (18) months following the Spin-Off Distribution Date but shall become permanent if the Consolidated Indebtedness is not reduced to $2.4 billion or less within eighteen (18) months following the Spin-Off Distribution Date)1.

“Dividends” has the meaning set forth in Section 4.1.

“Equity Securities” has the meaning ascribed to such term in Rule 405 promulgated under the Securities Act as in effect on the date hereof, and in any event includes any stock, any partnership interest, any limited liability company interest and any other interest, right or security convertible into, or exchangeable or exercisable for, capital stock, partnership interests, limited liability company interests or otherwise having the attendant right to vote for directors or similar representatives.

[1]

If the Convertible Preferred Stock closing occurs after the Spin-Off Distribution Date and the Consolidated Indebtedness as of the Spin-Off Distribution Date exceeds $2.4 billion on a pro forma basis as though the Convertible Preferred Stock closing had occurred on the Spin-Off Distribution Date and the proceeds were used to pay off Consolidated Indebtedness, this last proviso shall be revised to provide that there is an additional 1% before the Consolidated Indebtedness is reduced to $2.4 billion or lower and such additional rate becomes permanent if not reduced to $2.4 billion or lower within 18 months following the Spin-Off Distribution Date. If the pro forma Consolidated Indebtedness as of the Spin-Off Distribution Date is equal to or less than $2.4 billion, this last proviso shall not be included in the Certificate of Designations.

“Event Effective Date” means the date on which a Make-Whole Fundamental Change occurs or becomes effective.

“Event of Noncompliance” means (i) the failure by the Corporation to issue Common Stock upon receipt of a Notice of Conversion pursuant to the terms of Section 8.3(b), (ii) the failure by the Corporation to redeem in full any Shares required to be redeemed or elected to be redeemed in accordance with Section 7, (iii) the failure by the Corporation to pay Dividends in cash prior to the Spin-Off Distribution Date, (iv) the failure by the Corporation to comply with the provisions of Sections 4.2, 4.5, 6.2 or 12, or (v) the failure of the Corporation to comply with the other terms of this Certificate of Designations and such failure continues for thirty (30) days; provided, however, that the Corporation’s failure to issue Common Stock shall in no event constitute an Event of Noncompliance if such failure results from the limitations set forth in Section 8.8.

“Ex-Dividend Date” means the first date on which shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Corporation or, if applicable, from the seller of Common Stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Expiration Date” has the meaning set forth in Section 8.7(d).

“Fundamental Change” shall be deemed to have occurred when any of the following has occurred; provided that the Specified Spin-Off Transaction shall be deemed not to be a Fundamental Change or a Make-Whole Fundamental Change:

(a) a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than the Parent (prior to the Spin-Off Distribution Date), the Corporation, its Wholly-owned Subsidiaries and the employee benefit plans of the Corporation and its Wholly-owned Subsidiaries, files a Schedule TO or any schedule, form or report under the Exchange Act that discloses that such person or group has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of the Common Stock representing more than 50% of the voting power of the Common Stock;

(b) the consummation of (i) any recapitalization, reclassification or change of the Common Stock (other than changes resulting from a subdivision or combination) as a result of which the Common Stock is converted into, or exchanged for, stock, other securities, other property or assets; (ii) any share exchange, consolidation or merger (including a divisive merger) of the Corporation pursuant to which the Common Stock will be converted into cash, securities or other assets; or (iii) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Corporation and its Subsidiaries, taken as a whole, to any person or group other than any of the Corporation’s Wholly-owned Subsidiaries; provided, however, that a transaction described in clause (ii) in which the holders of all classes of the Corporation’s Common Stock immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of Common Stock of the continuing or surviving corporation or transferee or the parent thereof immediately after such transaction in substantially the same proportions as such ownership immediately prior to such transaction shall not be a Fundamental Change pursuant to this clause (b);

(c) the stockholders of the Corporation approve any plan or proposal for the liquidation or dissolution of the Corporation;

(d) following the Spin-Off Distribution Date, the Common Stock (or other common stock underlying the Series A Preferred Stock) ceases to be listed or quoted on any of The New York Stock Exchange, The NASDAQ Global Select Market or The NASDAQ Global Market (or any of their respective successors); or

(e) prior to the Spin-Off Distribution Date, Parent shall cease to own, directly or indirectly, more than 50% of the Common Stock of the Corporation;

provided, however, that a transaction or transactions described in clause (a) or clause (b) above shall not constitute a Fundamental Change, if at least 90% of the consideration received or to be received by the common stockholders of the Corporation, excluding cash payments for fractional shares and cash payments made in respect of dissenters’ appraisal rights, in connection with such transaction or transactions consists of shares of common stock that are listed or quoted on any of The New York Stock Exchange, The NASDAQ Global Select Market or The NASDAQ Global Market (or any of their respective successors) or will be so listed or quoted when issued or exchanged in connection with such transaction or transactions and as a result of such transaction or transactions the Series A Preferred Stock become convertible into such consideration, excluding cash payments for fractional shares and cash payments made in respect of dissenters’ appraisal rights, and such consideration, if received by the Holders upon conversion of the Shares, would be freely tradeable by such Holders under applicable U.S. securities laws and not subject to any restrictive legend, holding period or contractual transfer restriction. If any transaction in which the Common Stock is replaced by the securities of another entity occurs, following completion of the Make-Whole Fundamental Change Period or Fundamental Change Redemption Date designated by the Corporation (or if such transaction is not a Fundamental Change due to the proviso in the prior sentence), references to the Corporation in this definition shall instead be references to such other entity.

“Fundamental Change Redemption” shall have the meaning specified in Section 7.1.

“Fundamental Change Redemption Date” shall have the meaning specified in Section 7.1.

“Fundamental Change Redemption Notice” shall have the meaning specified in Section 7.1.

“Fundamental Change Redemption Price” means, as of any Fundamental Change Redemption Date, the greater of (i) the sum of (A) 110% of the Accumulated Stated Value as of such date, plus (B) 110% of the accrued but unpaid Dividends per Share from the last Dividend Payment Date to, but excluding, such date, plus (C) if there has been a Compounded Dividend Redemption during the 180 day period prior to the relevant Fundamental Change Redemption Date, 10% of the Compounded Dividend Redemption

Price for such Compounded Dividend Redemption and (ii) the payment that a Holder would have received per Share had such Holder, immediately prior to such Fundamental Change, converted such Shares then held by such Holder into shares of Common Stock at the applicable Conversion Price then in effect in accordance with Section 8.1, before any distributions are made to holders of Common Stock and all other Junior Securities and subject to the rights of the holders of any Parity Securities or Senior Securities and the rights of the Corporation’s creditors.

“Governmental Authority” means any government, court, regulatory or administrative agency, commission, arbitrator (public or private) or authority or other legislative, executive or judicial governmental entity (in each case including any self-regulatory organization), whether federal, state or local, domestic, foreign or multinational.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Holder” means a holder of at least one Share of Series A Preferred Stock.

“Holder No-Spin Redemption Price” means, as of the relevant Holder Redemption Date, (i) if paid in cash, 115% of the Stated Value or (ii) if paid in Parent Ordinary Shares, 125% of the Stated Value, and in each case, minus the aggregate amount of Dividends that have been paid in cash on each Share as of the relevant Holder Redemption Date (excluding any additional Dividends paid as a result of an Event of Noncompliance); provided, that the Holder No-Spin Redemption Price (as determined without regard to this proviso) shall be increased as necessary so that the after-Tax amount retained by each Holder (determined by applying an assumed Tax rate of 25.5% against (i) the excess of (a) the Holder No-Spin Redemption Price (as determined without regard to this proviso) over (b) the Stated Value and (ii) the additional amount determined under this proviso) is equal to the Holder No-Spin Redemption Price (as determined without regard to this proviso); provided further, that, for the avoidance of doubt, the Holder No-Spin Redemption Price shall not be increased above the amount provided for in the preceding proviso in the event the actual Tax rate applicable to any Holder exceeds the assumed Tax rate of 25.5% specified in the preceding proviso.

“Holder Put Right” means any No-Spin Holder Put Right or Post-Spin Holder Put Right, as the case may be.

“Holder Redemption Date” means the No-Spin Holder Redemption Date or Post-Spin Holder Redemption Date, as the case may be.

“Holder Redemption Notice” has the meaning set forth in Section 7.3.

“Holder Redemption Price” means the Holder No-Spin Redemption Price or Holder Post-Spin Redemption Price, as the case may be.

“Holder Post-Spin Redemption Price” means, with respect to the relevant Holder Redemption Date, the sum of (i) the Accumulated Stated Value as of such date plus (ii) accrued but unpaid Dividends from the last Dividend Payment Date to, but excluding, such date on such Shares to be redeemed.

“IG Rating Condition is Satisfied” means that, as of any date of determination, at least two of the following conditions are satisfied: (i) the Corporation has a corporate family rating by Moody’s Investors Service, Inc. equal to or higher than Baa3 (or the equivalent under a successor rating category of such rating agency); (ii) the Corporation has an Issuer Credit Rating by S&P Global Ratings, a division of S&P Global Inc., equal to or higher than BBB- (or the equivalent under any successor rating category of such rating agency); or (iii) the Corporation has an Issuer Default Rating by Fitch Ratings, Inc. equal to or higher than BBB- (or the equivalent under any successor rating category of such rating agency).

“Immaterial Subsidiary” shall mean any Subsidiary of the Corporation that did not, as of the last day of the fiscal quarter of the Corporation most recently ended, have assets with a value in excess of 10.00% of the consolidated total assets or revenues and income from continuing operations before Taxes representing in excess of 10.00% of total revenues and income from continuing operations before Taxes, respectively, of the Corporation and its Subsidiaries on a consolidated basis as of such date and after giving pro forma effect to any acquisitions or dispositions which occur after such balance sheet date.

“Implied Enterprise Value”2 means an amount equal to (i) the product of (x) the relevant Conversion Price multiplied by (y) the total number of shares of Common Stock anticipated to be outstanding on a fully-diluted basis immediately following the Spin-Off Distribution Date upon completion of such distribution (assuming the conversion or exercise of all outstanding options, warrants and other securities convertible into or exercisable for Common Stock as of the Spin-Off Distribution Date, which, for the avoidance of doubt, shall not include Series A Preferred Stock), plus (ii) the aggregate amount of Consolidated Indebtedness immediately following the Spin-Off Distribution Date, minus (iii) the aggregate amount of unrestricted cash and cash equivalents of the Corporation and its Subsidiaries immediately following the Spin-Off Distribution Date, and plus (iv) the sum of (x) 50% of the Aggregate Initial Stated Value and (y) without duplication, unpaid Dividends from the last Dividend Payment Date to, but excluding, the Spin-Off Distribution Date.

“Initial Investors” means the Investors who are party to the Investment Agreement as of October 2, 2026.

“Initial Reference Price” means an amount equal to the arithmetic average of the Daily VWAP of the Common Stock over the Initial Reference Price Calculation Period.

“Initial Reference Price Calculation Period” means the thirty (30) consecutive Trading Days immediately following, but excluding, the Spin-Off Distribution Date.

“Insolvency Event” means:

(a) any voluntary or involuntary liquidation, dissolution or winding up of the Corporation or any of its Material Subsidiaries;

(b) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Corporation or any of its Material Subsidiaries, or of a substantial part of the property or assets of the Corporation or any of its Material Subsidiaries, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver,

[2]

If the Convertible Preferred Stock closing occurs after the Spin-Off Distribution Date, this definition shall be updated to be on a pro forma basis as though the Convertible Preferred Stock closing had occurred on the Spin-Off Distribution Date.

trustee, custodian, sequestrator, conservator or similar official for the Corporation or any of its Material Subsidiaries or for a substantial part of the property or assets of the Corporation or any of its Material Subsidiaries or (iii) the winding-up or liquidation of the Corporation or any of its Material Subsidiaries, and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

(c) the Corporation or any of its Material Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (b) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Corporation or any of its Material Subsidiaries or for a substantial part of the property or assets of the Corporation or any of its Material Subsidiaries, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) become unable or admit in writing its inability or fail generally to pay its debts as they become due.

“Investment Agreement” means the Series A Convertible Preferred Stock Investment Agreement, dated October 2, 2026, by and among the Corporation, GC Creation Fund III, L.P., the Initial Investors and, solely where expressly provided therein, Parent.

“Junior Securities” means, collectively, the Common Stock and each other class or series of capital stock of the Corporation now existing or hereafter authorized, classified or reclassified, the terms of which do not expressly provide that such class or series ranks on a parity basis with or senior to the Series A Preferred Stock as to dividend rights and rights on the distribution of assets on any Liquidation.

“Last Reported Sale Price” of the Common Stock on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is traded. If the Common Stock is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Last Reported Sale Price” shall be the last quoted bid price per share for the Common Stock in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock is not so quoted, the “Last Reported Sale Price” shall be the average of the mid-point of the last bid and ask prices per share for the Common Stock on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Corporation for this purpose.

“Laws” means all state or federal laws, common law, statutes, ordinances, codes, rules or regulations, orders, executive orders, judgments, injunctions, governmental guidelines or interpretations having the force of law, Permits, decrees, or other similar requirement enacted, adopted, promulgated, or applied by any Governmental Authority.

“Liquidation” has the meaning set forth in Section 5.1.

“Make-Whole Fundamental Change” means any transaction or event that constitutes a Fundamental Change, after giving effect to any exceptions to or exclusions from the definition thereof, but without regard to the proviso in clause (b) of the definition thereof.

“Make-Whole Fundamental Change Period” has the meaning set forth in Section 8.7(j).

“Material Subsidiary” shall mean any Subsidiary other than an Immaterial Subsidiary.

“Mandatory Conversion” has the meaning set forth in Section 8.2.

“Mandatory Conversion Date” has the meaning set forth in Section 8.2.

“Mandatory Conversion Determination” has the meaning set forth in Section 8.2.

“Mandatory Conversion Right” has the meaning set forth in Section 8.2.

“Mandatory Conversion Threshold” has the meaning set forth in Section 8.2.

“No-Spin Holder Put Right” has the meaning set forth in Section 7.3(a).

“No-Spin Holder Redemption Date” has the meaning set forth in Section 7.3(a).

“No-Spin Putting Holder” has the meaning set forth in Section 7.3(a).

“Notice of Mandatory Conversion” has the meaning set forth in Section 8.2.

“Notice of Optional Conversion” has the meaning set forth in Section 8.3(b).

“Optional Conversion” has the meaning set forth in Section 8.1.

“Optional Conversion Date” has the meaning set forth in Section 8.3(b).

“Original Issue Date” means [•], 2026.

“Original Majority Investors” means, as of any date of determination, the Holders of a majority of the issued and outstanding Shares of Series A Preferred Stock on the Original Issue Date who continue to hold Shares as of such date.

“Parent” means Flex Ltd, a company organized under the laws of Singapore.

“Parent Ordinary Shares” means the ordinary shares, no par value, of Parent.

“Parity Securities” means any class or series of capital stock, the terms of which expressly provide that such class ranks pari passu with the Series A Preferred Stock as to dividend rights and rights on the distribution of assets on any Liquidation.

“Permits” mean all licenses, franchises, permits, certificates, approvals and authorizations from Governmental Authorities.

“Person” means an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a Governmental Authority.

“Post-Spin Holder Put Right” has the meaning set forth in Section 7.3(b).

“Post-Spin Holder Redemption Date” has the meaning set forth in Section 7.3(b).

“Post-Spin Putting Holder” has the meaning set forth in Section 7.3(b).

“Preferred Stock” has the meaning set forth in the Recitals.

“Putting Holder” means any No-Spin Putting Holder or Post-Spin Putting Holder.

“Redemption Dates” has the meaning set forth in Section 7.5(b).

“Redemption Price” means the Fundamental Change Redemption Price, the Corporation Redemption Price, the Compounded Dividends Redemption Price or the Holder Redemption Price, as the case may be.

“Reference SOFR” means, with respect to any applicable day on which Dividends accrue, the SOFR published for the first U.S. Government Securities Business Day immediately following the last Dividend Payment Date.

“Regulatory Laws” shall mean, collectively, any Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or lessening of competition through merger (including a divisive merger) or acquisition or restraint of trade or that affect foreign investment, outbound investment, foreign exchange, national security or national interest of any jurisdiction.

“Reorganization Event” has the meaning set forth in Section 8.7(f).

“Required Holders” means, as of any date of determination, the Holders of a majority of the issued and outstanding Shares of Series A Preferred Stock.

“Reset Date” means the six-month anniversary of the Spin-Off Distribution Date.

“Reset Reference Price” means an amount equal to the arithmetic average of the Daily VWAP of the Common Stock over the Reset Reference Price Calculation Period.

“Reset Reference Price Calculation Period” means the thirty (30) consecutive Trading Days immediately prior to the Reset Date; provided that if an adjustment pursuant to Section 8.7 occurs during such period, reference to “thirty (30)” in this definition shall be deemed to be replaced with such lesser number of Trading Days as have elapsed from, and including, the effective date of such adjustment to, and excluding, the Reset Date.

“Rule 144” means Rule 144 as promulgated under the Securities Act.

“Rule 405” means Rule 405 as promulgated under the Securities Act.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Senior Credit Agreement” means that certain Credit Agreement, the funding under which is expected to occur on the Spin-Off Distribution Date, by and among the Corporation, as a borrower, the subsidiaries of the Corporation party thereto from time to time, the lenders from time to time party thereto and Citibank, N.A., as administrative agent, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms.

“Senior Credit Agreement Adjusted EBITDA” means “Consolidated EBITDA” as defined in the Senior Credit Agreement as in effect on the Spin-Off Distribution Date (determined for the Corporation and all of its Subsidiaries on a consolidated or combined basis, without giving effect to a limitation to only “Restricted Subsidiaries” pursuant to such definition) and after giving effect to any amendments, restatements or other modifications to such defined term after the Spin-Off Distribution Date; provided that any such amendment, restatement or other modification is approved in writing by the Original Majority Investors for purposes of this Certificate of Designations.

“Senior Securities” means any class or series of capital stock, the terms of which expressly provide that such class ranks senior to any series of the Series A Preferred Stock, has preference or priority over the Series A Preferred Stock as to dividend rights and rights on the distribution of assets on any Liquidation.

“Series A-1 Conversion Event” has the meaning set forth in Section 8.9.

“Series A Preferred Stock” means the Series A-1 Preferred Stock and the Series A-2 Preferred Stock, collectively.

“Series A-1 Preferred Stock” has the meaning set forth in Section 1.

“Series A-2 Preferred Stock” has the meaning set forth in Section 1.

“Shares” has the meaning set forth in Section 1.

“SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“Specified Spin-Off Transaction” means the consummation of a separation of all or substantially all of the Parent’s Cloud and Power Infrastructure Business through a contribution, directly or indirectly, of the applicable assets and liabilities of such business and/or through a contribution, directly or indirectly, of the applicable legal entities comprising such business to the Corporation and the distribution of approximately 88.0% to 94.0% of the outstanding Common Stock of the Corporation to the holders of Parent Ordinary Shares as of a record date to be determined by the Parent’s board of directors, together with any transactions related thereto or contemplated thereby, such that following such transaction, the Corporation is a new independent publicly traded company.

“Spin-Off” has the meaning set forth in Section 8.7(c).

“Spin-Off Distribution Date” means the distribution date for the Specified Spin-Off Transaction.

“Stated Value” means, with respect to any Share on any given date, $10,000.00.

“Subsidiary” when used with respect to any Person, means any corporation, limited liability company, partnership, association, trust or other entity of which (x) securities or other ownership interests representing more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) or (y) sufficient voting rights to elect at least a majority of the board of directors or other governing body are, as of such date, owned by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

“Tax” and “Taxes” means any and all United States federal, state, local or non-United States taxes, fees, levies, duties, tariffs, imposts, and other similar charges imposed by any Governmental Authority, including taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added or gains taxes; license, registration and documentation fees; and customs duties, tariffs and similar charges, together with any interest, penalties and additions to tax imposed by any Governmental Authority.

“TBOC” has the meaning set forth in the Preamble.

“Tender/Exchange Offer Valuation Period” has the meaning set forth in Section 8.7(d).

“Total Net Debt” means, as of any date of determination, determined for the Corporation and its Subsidiaries on a consolidated or combined basis, (a) the sum, without duplication, of (i) “Consolidated Funded Indebtedness” (as defined in the Senior Credit Agreement as in effect on the Spin-Off Distribution Date, but determined for the Corporation and all of its Subsidiaries without giving effect to a limitation to only “Restricted Subsidiaries” pursuant to such definition), plus (ii) the total amount of issued and outstanding “Disqualified Equity Interests” (as defined in the Senior Credit Agreement as in effect on the Spin-Off Distribution Date) (other than the Series A Preferred Stock issued pursuant to this Certificate of Designations), plus (iii) all other issued and outstanding equity interests of the Corporation that are senior to, or otherwise having a liquidation preference higher than, the Series A Preferred Stock issued pursuant to this Certificate of Designations (including, for the avoidance of doubt, all Senior Securities), minus (b) the “Qualified Cash” (as defined in the Senior Credit Agreement as in effect on the Spin-Off Distribution Date) (but without giving effect to the “Cash Cap” in such definition of Qualified Cash) as of such date.

“Total Net Leverage Ratio” means, as of any date of determination, the ratio of (a) Total Net Debt as of such date to (b) Senior Credit Agreement Adjusted EBITDA for the period of four (4) fiscal quarters most recently ended on or prior to such date.

“Trading Day” means a Business Day on which the national securities exchange on which the Common Stock is listed at such time is open for business.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“Valuation Period” has the meaning set forth in Section 8.7(c).

“Wholly-owned Subsidiary” when used with respect to any Person, means any Subsidiary of such Person of which all of the issued and outstanding Equity Securities (other than directors’ qualifying shares) are owned by any one (1) or more of such Person and such Person’s other Wholly-owned Subsidiaries.

3. Rank. With respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all Shares of the Series A Preferred Stock shall rank (a) senior to all Junior Securities, (b) pari passu with any Parity Securities in issue from time to time, and (c) junior to all Senior Securities; provided that all Shares of the Series A Preferred Stock shall rank senior to each other class or series of capital stock of the Corporation existing on the Original Issue Date.

4. Dividends.

4.1 Accrual of Dividends. From and after the Original Issue Date of the Shares, cumulative dividends (“Dividends”) on each such Share shall accrue whether or not there are funds legally available for the payment of Dividends, on a daily basis in arrears at the applicable Dividend Rate on the sum of (i) the Stated Value thereof plus, (ii) once compounded, any Compounded Dividends thereon (the Stated Value plus accumulated Compounded Dividends, the “Accumulated Stated Value”). All accrued Dividends on any Share shall, unless declared and paid in cash pursuant to Section 4.2, compound quarterly on the last day of March, June, September and December of each calendar year.

4.2 Payment of Dividends. If, as and when declared by the Board out of funds legally available therefor to the maximum extent not prohibited by Texas law, the Corporation shall make each dividend payment on the Series A Preferred Stock in cash on the last day of March, June, September and December of each calendar year (each such date, a “Dividend Payment Date”) at the applicable Dividend Rate; provided, that for the avoidance of doubt and without limiting Section 4.1, (i) if a Dividend Payment Date occurs before the Spin-Off Distribution Date, the Corporation shall declare and pay the dividend payment due on such Dividend Payment Date in cash; and (ii) if a Dividend Payment Date occurs on or after the Spin-Off Distribution Date, the Corporation has the sole discretion to determine whether to declare and pay the dividend payment due on such Dividend Payment Date in cash or in the form of Compounded Dividends; provided further, that if the Corporation elects and declares and pays in cash any such dividend payments, the Corporation shall elect and declare and pay in cash such dividend payments on the same pro rata portion of each Holder’s Shares. The record date for payment of Dividends on the Series A Preferred Stock will be the fifteenth (15th) day of the calendar month of the applicable Dividend Payment Date, whether or not such date is a Business Day, and Dividends shall only be payable to registered Holders of record as such Holders appear on the stock register of the Corporation at the close of business on the related record date. If any Dividend Payment Date is not a Business Day, the applicable payment shall be due on the next succeeding Business Day and no additional dividend amount for such period shall be payable during such period as a result of such delay, but shall be paid on the next succeeding Dividend Payment Date. All Dividends that the Corporation does not elect to declare and pay in cash shall compound quarterly pursuant to Section 4.1 on the last day of such quarterly period and shall be added to the then current Accumulated Stated Value (“Compounded Dividends”). For the avoidance of doubt, (i) no Dividend may be declared by the Board in respect of the Series A Preferred Stock unless paid immediately in cash, and (ii) no Dividend shall be declared or paid upon delivery of a redemption notice or conversion notice of the Series A Preferred Stock (including in connection with a liquidation pursuant to Section 5).

4.3 Dividend Calculations. Dividends on the Series A Preferred Stock shall accrue (i) until and excluding the fifth anniversary of the Spin-Off Distribution Date, on the basis of a 360-day year, consisting of twelve (12), thirty (30) calendar day periods, and (ii) from and including the fifth anniversary of the Spin-Off Distribution Date, on the basis of a 360-day year for the actual number of days elapsed during the period, and in each case shall accrue daily commencing on the Original Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of Dividends.

4.4 Conversion Prior to or Following a Record Date. If the Conversion Date for any Shares is prior to the close of business on the record date for a dividend as provided in Section 4.2, the Holder of such Shares shall not be entitled to any dividend in respect of such record date. If the Conversion Date for any Shares is after the close of business on the record date for a dividend as provided in Section 4.2 but prior to the corresponding Dividend Payment Date, the Holder of such Shares as of the applicable record date shall be entitled to receive such dividend, notwithstanding the conversion of such Shares prior to the applicable Dividend Payment Date.

4.5 Limitation on Dividends and Buybacks on Common Stock. Following the Spin-Off Distribution Date, no dividends or other distributions on any shares of Common Stock or other Junior Securities will be declared or paid in cash, and the Corporation shall not repurchase, redeem or otherwise acquire for value in cash any shares of Common Stock or other Junior Securities, in each case, unless as of such date (i) all accumulated Compounded Dividends have been redeemed by the Corporation in accordance with Section 7.2(b) such that the Accumulated Stated Value equals to the Stated Value and (ii) either (x) the IG Rating Condition is Satisfied or (y) the Corporation’s Total Net Leverage Ratio would be equal to or less than 4.50:1.00 after giving pro forma effect to the proposed dividend or other distribution, repurchase, redemption or other acquisition.

5. Liquidation.

5.1 Liquidation. In the event of any Insolvency Event of the Corporation (a “Liquidation”), each Holder shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, pari passu with any payment to the holders of any Parity Securities and subject to the rights of Senior Securities and the Corporation’s creditors, but before any distribution or payment out of the assets of the Corporation shall be made to the holders of Junior Securities by reason of their ownership thereof, with respect to each Share of then-outstanding Series A Preferred Stock, an amount in cash equal to the Corporation Liquidation Price.

5.2 Insufficient Assets. If upon any Liquidation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay each Holder the full amount of the Corporation Liquidation Price to which they are entitled under Section 5.1, (a) the Holders shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective full preferential amounts which would otherwise be payable in respect of the Series A Preferred Stock and any Parity Securities in the aggregate upon such Liquidation if all amounts payable on or with respect to such Shares were paid in full, taking into account the Corporation Liquidation Price payable in respect of such Series A Preferred Stock, and (b) the Corporation shall not make or agree to make, or set aside for the benefit of the holders of Junior Securities, any payments to the holders of Junior Securities.

5.3 Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 5, the sale, conveyance, exchange or transfer of all or substantially all of the property and assets of the Corporation that constitutes a Fundamental Change shall not be deemed a Liquidation, nor shall the merger (including a divisive merger), consolidation, statutory exchange or any other business combination transaction of the Corporation into or with any other Person or the merger (including a divisive merger), consolidation, statutory exchange or any other business combination transaction of any other Person into or with the Corporation that constitutes a Fundamental Change be deemed to be a Liquidation.

5.4 Notice Requirement. In the event of any Liquidation, the Corporation shall, within ten (10) days of the date the Board approves such action, or no later than twenty (20) days of any stockholders’ meeting called to approve such action, or within twenty (20) days of the commencement of any involuntary proceeding, whichever is earlier, give each Holder written notice of the proposed action. Such written notice shall describe the material terms and conditions of such proposed action, including a description of the stock, cash and property to be received by the Holders upon consummation of the proposed action and the date of delivery thereof. If any material change in the facts set forth in the initial notice shall occur, the Corporation shall promptly give written notice to each Holder of such material change.

5.5 General. In the event of any Liquidation, after the payment to any Holder of the full amount of the Corporation Liquidation Price for each of such Holder’s Shares of Series A Preferred Stock, such Holder shall have no right or claim to any of the remaining assets of the Corporation by reason of its ownership of the Series A Preferred Stock.

6. Voting.

6.1 General. Each Holder shall be entitled to vote with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration (whether at a meeting of stockholders of the Corporation, by written action of stockholders in lieu of a meeting or otherwise), except as provided by Law; provided that to the extent a Holder holds Series A Preferred Stock in excess of the quantity or percentage that may be held by such Holder without being subject to the notification requirements under the HSR Act, such Holder shall not be entitled to vote in any such vote until (a) such Holder has submitted a filing pursuant to the HSR Act relating to the acquisition of the Series A Preferred Stock and the applicable waiting period (and any extension thereof) under the HSR Act or any other applicable Regulatory Laws has expired or been terminated; or (b) such Holder provides notice to the Corporation that it is not subject to the notification requirements under the HSR Act or Regulatory Laws. In any such vote, (i) prior to the Spin-Off Distribution Date, each Share of Series A Preferred Stock shall be entitled to 1/3,750,000 of the voting power of all of the Corporation’s then-outstanding capital stock; and (ii) following the Spin-Off Distribution Date, each Holder shall be entitled to a number of votes equal to the largest number of whole shares of Common Stock into which all Shares of Series A Preferred Stock (including any accumulated Compounded Dividends and, without duplication, accrued but unpaid Dividends up to, but excluding, the record date for the applicable vote) held of record by such Holder are convertible pursuant to Section 8 herein as of the record date for such vote or written consent or, if there is no specified record date, as of the date of such vote or written consent. Each Holder shall be entitled to notice of all stockholder meetings (or requests for written consent) in accordance with the Corporation’s bylaws.

6.2 Series A Preferred Stock Protective Provisions. As long as any Share of Series A Preferred Stock is outstanding, the Corporation shall not, and shall not permit any Subsidiary to, directly or indirectly (whether by amending the Certificate of Formation (including this Certificate of Designations) or by reclassification, merger (including a divisive merger), consolidation, reorganization, recapitalization or otherwise) do any of the following without (in addition to any other vote required by applicable Law or the Certificate of Formation) the written consent or affirmative vote of the Required Holders, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class:

(a) create or authorize the creation of (including by increasing the authorized amount of) or issue any Senior Securities or Parity Securities, or any securities convertible into or exercisable or exchangeable for any of the foregoing securities;

(b) reclassify or modify any existing class or series of Equity Securities in a manner that would result in such class or series of Equity Securities being Senior Securities or Parity Securities;

(c) alter, change or amend the terms, rights, preferences or privileges of the Series A Preferred Stock in any manner adverse to Holders thereof;

(d) following the Spin-Off Distribution Date, incur or otherwise become liable with respect to any indebtedness for borrowed money unless, immediately after giving effect to such incurrence and the use of proceeds thereof, either (x) the IG Rating Condition is Satisfied or (y) the Corporation’s Total Net Leverage Ratio would be equal to or less than 4.50:1.00; provided that clause (y) shall not apply to the incurrence of any indebtedness incurred to extend, renew, replace or refinance existing indebtedness, to the extent its principal amount does not exceed the principal amount of the indebtedness being refinanced;

(e) following the Spin-Off Distribution Date, enter into any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Corporation exceeding, individually or in the aggregate with all such transactions, $100,000,000; provided, that the foregoing shall not apply to (i) the Specified Spin-Off Transaction and the transaction contemplated thereby, (ii) any transactions with Parent or any Subsidiary of Parent, and (iii) compensation arrangements entered into with executive officers of the Corporation; or

(f) amend, waive, alter or repeal any provision of its Certificate of Formation, bylaws or comparable organizational documents in a manner that would adversely affect the Series A Preferred Stock or the rights, preferences or privileges of the Series A Preferred Stock;

provided, however, that notwithstanding anything in the foregoing to the contrary, each of the following will be deemed not to adversely affect the terms, rights, preferences or privileges of the Series A Preferred Stock and will not require any vote or consent pursuant to this Section 6.2:

(i) subject to Section 6.2(a), any increase in the number of the authorized but unissued shares of the Corporation’s undesignated preferred stock;

(ii) the creation and issuance, or increase in the authorized or issued number, of any shares of any class or series of capital stock that is not Senior Securities or Parity Securities; and

(iii) the application of Section 8.7(f), including the execution and delivery of any supplemental instruments pursuant to Section 8.7(f) solely to give effect to such provision.

7. Redemption.

7.1 Fundamental Change Redemption. Subject to the provisions of this Section 7, upon the occurrence of a Fundamental Change, each Holder shall have the right to require the Corporation to redeem, and the Corporation shall redeem, out of funds legally available therefor, any or all of the then-outstanding Shares of Series A Preferred Stock held by such Holder (a “Fundamental Change Redemption”) for a price per Share equal to the Fundamental Change Redemption Price. The Corporation may, at its option upon prior written notice to the Holders, make such Fundamental Change Redemption mandatory with respect to all Shares of Series A Preferred Stock then outstanding, subject to the satisfaction of the Common Stock Liquidity Conditions. In the event the Corporation elects to mandatorily redeem the Shares of Series A Preferred Stock in connection with a Fundamental Change, the Corporation shall redeem all of the Shares of Series A Preferred Stock at a price per Share equal to the Fundamental Change Redemption Price. In connection with a Fundamental Change, the Corporation shall provide to the Holders written notice of the proposed Fundamental Change (the “Fundamental Change Redemption Notice”) at least prior to the thirtieth (30) calendar days prior to the date on which the Corporation anticipates consummating a Fundamental Change (or if later and subject to this Section 7.1, promptly after the Corporation discovers that a Fundamental Change may occur). The “Fundamental Change Redemption Date” shall occur on the date of consummation of the Fundamental Change or, solely in the case of the Corporation discovering a Fundamental Change may occur less than thirty (30) calendar days after such discovery, (i) if such notice is received by the Holders at least five (5) Business Days prior to the consummation of such Fundamental Change, within five (5) Business Days after the consummation of such Fundamental Change and (ii) if such notice is received by the Holders less than five (5) Business Days prior to the consummation of such Fundamental Change, within ten (10) Business Days after such notice is received by the Holders, and in each case, in accordance with the Fundamental Change Redemption Notice. In exchange for the cancellation of Shares of Series A Preferred Stock of their certificate or certificates, if any, or an affidavit of loss, representing such Shares on or after the applicable Fundamental Change Redemption Date in accordance with Section 7.7 below, the Fundamental Change Redemption Price for the Shares being redeemed shall be payable in cash by the Corporation in immediately available funds to the respective Holders, provided that the Corporation shall only be required to pay the Fundamental Change Redemption Price simultaneously with, or immediately after, satisfaction of all of the Corporation’s obligations under any outstanding indebtedness that is required to be paid in full prior to payment of the Fundamental Change Redemption Price, after giving effect to any waivers, amendments or modifications thereof; provided, further, that the Corporation shall use its commercially reasonable efforts to repay or refinance any indebtedness that prohibits the payment of the Fundamental Change Redemption Price.

7.2 Corporation Redemption.

(a) Series A Preferred Stock. Subject to the provisions of this Section 7, the Corporation shall have the right, but not the obligation, subject to the satisfaction of the Common Stock Liquidity Conditions, to redeem, from time to time, out of funds legally available therefor, all or any portion of the then-outstanding Shares of Series A Preferred Stock (a “Corporation Redemption”) on a pro rata basis among the Holders at any time following the fifth anniversary of the Spin-Off Distribution Date for a price per Share equal to the Corporation Redemption Price. The Corporation shall, no less than thirty (30) days prior to the Corporation Redemption Date, provide a written election notice (the “Corporation Redemption Notice”) to the Holders. Following the notice period required by the Corporation Redemption Notice, on the Corporation Redemption Date, the Corporation shall redeem all, or in the case of an election to redeem less than all of the then-outstanding Shares of Series A Preferred Stock, the same pro rata portion of each such Holder’s Shares redeemed pursuant to this Section 7.2. In exchange for the surrender to the Corporation by the respective Holders of their certificate or certificates, if any, or an affidavit of loss, representing such Shares on or after the applicable Corporation Redemption Date in accordance with Section 7.7 below, the Corporation Redemption Price for the Shares being redeemed shall be payable in cash by the Corporation in immediately available funds to the respective Holders. Notwithstanding anything to the contrary contained herein, each Holder shall have the right to elect, prior to the Corporation Redemption Date and subject to Section 8.6, to exercise the conversion rights, if any, in accordance with Section 8.

(b) Compounded Dividends. Subject to the provisions of this Section 7, the Corporation shall have the right, but not the obligation, subject to the satisfaction of the Common Stock Liquidity Conditions, to redeem, from time to time, out of funds legally available therefor, all (but not less than all) of the then-accumulated Compounded Dividends (a “Compounded Dividend Redemption”) on the Shares on a pro rata basis among the Holders at any time for a price per Share equal to the Compounded Dividends Redemption Price. The Corporation shall, no less than thirty (30) days prior to the Corporation Redemption Date, provide a Corporation Redemption Notice to the Holders. Following the notice period required by the Corporation Redemption Notice, on the Corporation Redemption Date, the Corporation shall pay the Compounded Dividends Redemption Price in cash in full in immediately available funds to the respective Holders; provided that, solely to the extent the Common Stock Liquidity Conditions are satisfied, such price may be paid in full by delivering shares of Common Stock valued at a five percent (5%) discount to the relevant Current Market Price as of the Corporation Redemption Date, at the Corporation’s election; provided, further, that such price may only be paid in shares of Common Stock if, after giving effect to such issuance, aggregate issuances in respect of Compounded Dividend Redemptions under this Section 7.2(b) do not in the aggregate exceed one percent (1%) of the Corporation’s issued and outstanding shares of Common Stock as of the date of the relevant Corporation Redemption Notice. Notwithstanding anything to the contrary contained herein, each Holder shall have the right to elect, prior to the Corporation Redemption Date and subject to Section 8.6, to exercise the conversion rights, if any, in accordance with Section 8. For the avoidance of doubt, following a Compounded Dividend Redemption, the Accumulated Stated Value shall be reduced by the amount of Compounded Dividends redeemed thereof per Share.

7.3 Holder Redemption.

(a) Holder No-Spin Redemption. Subject to the provisions of this Section 7, solely in the event that the Spin-Off Distribution Date has not occurred prior to December 31, 2027 (the “No-Spin Holder Redemption Date”), the Corporation shall redeem on the No-Spin Holder Redemption Date, out of funds legally available therefor, all of the then-outstanding Shares of Series A Preferred Stock (a “No-Spin Putting Holder,” and such right of the Holders, “No-Spin Holder Put Right”) for a price per Share equal to the Holder No-Spin Redemption Price; provided that the Holder No-Spin Redemption Price may be paid in cash, Parent Ordinary Shares, or a combination thereof, at the Corporation’s election (which election is subject to approval by the Parent); provided further, that (i) if the Holder No-Spin Redemption Price will be paid in Parent Ordinary Shares, (x) liquidity conditions (consistent with the Common Stock Liquidity Conditions applied mutatis mutandis with respect to Parent) with respect to the Parent Ordinary Shares must be satisfied and (y) the Corporation and the applicable No-Spin Putting Holder shall use commercially reasonable efforts to mutually agree on the number of Parent Ordinary Shares to be delivered and the Corporation’s support obligations in respect thereof, in each case prior to December 1, 2027 and (ii) the No-Spin Holder Put Right shall automatically and irrevocably terminate and cease to be of any further force or effect upon and following the Spin-Off Distribution Date.

(b) Holder Post-Spin Redemption. Subject to the provisions of this Section 7, at any time and from time to time following the eighth anniversary of the Spin-Off Distribution Date, any Holder shall have the right, but not the obligation, to require the Corporation to redeem, and the Corporation shall redeem, out of funds legally available therefor, any or all of the then-outstanding Shares of Series A Preferred Stock held by such Holder (a “Post-Spin Putting Holder,” and such right of the Holders, “Post-Spin Holder Put Right”) for a price per Share equal to the Holder Post-Spin Redemption Price. If a Post-Spin Putting Holder elects to exercise the Post-Spin Holder Put Right, such Post-Spin Putting Holder shall no later than 5:00 p.m., New York City time, on the date that is no more than one hundred twenty (120), nor less than thirty (30), calendar days prior to the date of such redemption specified therein (the “Post-Spin Holder Redemption Date”), deliver written notice thereof (a “Holder Redemption Notice”) to the Corporation.

(c) If the Holder Redemption Price is to be paid in cash, in exchange for the surrender to the Corporation by the respective Putting Holders of Shares of Series A Preferred Stock of their certificate or certificates, if any, or an affidavit of loss, representing such Shares subject to exercise of the Holder Put Right on or after the applicable Holder Redemption Date in accordance with Section 7.7 below, the Holder Redemption Price for the Shares being redeemed shall be payable in cash by the Corporation in immediately available funds to the respective Putting Holder. If the Corporation elects to deliver Parent Ordinary Shares in full or partial satisfaction of the Holder No-Spin Redemption Price pursuant to Section 7.3(a), subject to Section 8.8 and the listing rules of any stock exchange on which the Parent Ordinary Shares may then be listed, it will use commercially reasonable efforts to deliver to the relevant No-Spin Putting Holder such Parent Ordinary Shares within two Business Days of the relevant Holder Redemption Date but shall not be in breach of its obligation to deliver such Parent Ordinary Shares for any purposes hereunder until such time as the minimum notice required under such listing rules following determination of the number of Parent Ordinary Shares deliverable shall have lapsed. For the avoidance of doubt, unless Parent Ordinary Shares may be delivered in accordance with this Section 7.3(c), the Holder Redemption Price shall be paid in cash.

7.4 Fundamental Change Redemption Notice. Each Fundamental Change Redemption Notice shall state:

(a) the Fundamental Change Redemption Price (or the method of determination therefor, and an illustrative calculation of such amount as if the date of the Fundamental Change Redemption Notice were the Fundamental Change Redemption Date);

(b) the Fundamental Change Redemption Date;

(c) the current Conversion Price of the Series A Preferred Stock, after giving effect to any adjustments pursuant to Section 8.7;

(d) whether such redemption is mandatory, and unless such redemption is, at the option of the Corporation, mandatory, a description of the information needed from the Holder to elect to participate in such redemption, including a form of any notice required to be delivered by a Holder to participate in such redemption; and

(e) the manner and place designated for surrender by the Holder to the Corporation of his, her or its certificate or certificates, if any, representing the Shares of Series A Preferred Stock to be redeemed. Upon the occurrence of an Event Effective Date with respect to any Make-Whole Fundamental Change, the Corporation shall notify Holders of Series A Preferred Stock in writing of the Event Effective Date of any Make-Whole Fundamental Change and the current Conversion Price of the Series A Preferred Stock.

7.5 Corporation Redemption Notice. Each Corporation Redemption Notice shall state:

(a) Either (i) in the case of a Corporation Redemption, the number of Shares of Series A Preferred Stock held by the Holder that the Corporation proposes to redeem or (ii) in the case of a Compounded Dividend Redemption, the total amount of Compounded Dividends to be redeemed, in each case, on the Corporation Redemption Date specified in the Corporation Redemption Notice;

(b) the date of the closing of the redemption, which pursuant to Section 7.2 shall be no earlier than thirty (30) days following circulation by the Corporation of the Corporation Redemption Notice (the applicable date, the “Corporation Redemption Date” and, together with the Fundamental Change Redemption Date and the Holder Redemption Date, the “Redemption Dates”) and the Corporation Redemption Price;

(c) the Conversion Election Date;

(d) the current Conversion Price of the Series A Preferred Stock, after giving effect to any adjustments pursuant to Section 8.7;

(e) the amount of the applicable Redemption Price that may be paid in shares of Common Stock or Parent Ordinary Shares, as applicable; and

(f) the manner and place designated for surrender by the Holder to the Corporation of his, her or its certificate or certificates, if any, representing the Shares of Series A Preferred Stock to be redeemed.

7.6 Insufficient Funds; Nonpayment.

(a) Insufficient Funds. If on any Fundamental Change Redemption Date or Holder Redemption Date, the assets of the Corporation legally available are insufficient to pay the full Fundamental Change Redemption Price or Holder Redemption Price, as applicable, for the total number of Shares to be redeemed, the Corporation shall (i) take all commercially reasonable actions required and permitted under applicable Law to maximize the assets legally available for paying the Fundamental Change Redemption Price or Holder Redemption Price, as applicable, (ii) redeem out of all such assets legally available therefor on the applicable Fundamental Change Redemption Date or Holder Redemption Date the maximum possible number of Shares that it can redeem on such date, pro rata among the Holders of such Shares to be redeemed in proportion to the aggregate number of Shares to be redeemed by each such Holder on the applicable Fundamental Change Redemption Date or Holder Redemption Date and (iii) following the applicable Fundamental Change Redemption Date or Holder Redemption Date, at any time and from time to time when additional assets of the Corporation become legally available to redeem the remaining Shares, the Corporation shall use such assets to pay the remaining balance of the aggregate applicable Fundamental Change Redemption Price or aggregate applicable Holder Redemption Price, as applicable.

(b) Nonpayment. If on any Redemption Date all of the Shares elected to be redeemed pursuant to such redemption are not redeemed in full by the Corporation by paying the entire applicable Redemption Price until such Shares are fully redeemed and the aggregate Redemption Price is paid in full, all of the unredeemed Shares shall remain outstanding and continue to have the rights, preferences and privileges expressed herein, including the accrual and accumulation of Dividends thereon as provided in Section 4.

7.7 Surrender of Certificates . On or before the applicable Redemption Date, each Holder being redeemed shall surrender the certificate or certificates, if any, or an affidavit of loss, representing such Shares to the Corporation in the manner and place designated in the Fundamental Change Redemption Notice or Corporation Redemption Notice, if and as applicable, or to the Corporation’s corporate secretary at the Corporation’s headquarters, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), or in any other manner and place as mutually agreed by the Corporation and such Holders. Each surrendered certificate shall be canceled and retired upon payment by the Corporation of the applicable Redemption Price as set forth in this Section 7; provided, that if less than all the Shares represented by a surrendered certificate are redeemed, then a new stock certificate representing the unredeemed Shares shall be issued in book-entry form on the Corporation’s share ledger in the name of the applicable Holder of record of the canceled stock certificate.

7.8 Rights Subsequent to Redemption. If on the applicable Redemption Date the applicable Redemption Price is paid (or tendered for payment) for any of the Shares to be redeemed on such Redemption Date, then on such date all rights of the Holder in the Shares so redeemed and paid or tendered, including any rights to Dividends on such Shares, shall cease, and such Shares shall no longer be deemed issued and outstanding.

8. Conversion.

8.1 Holders’ Optional Right to Convert. Subject to the provisions of this Section 8, at any time and from time to time following the Spin-Off Distribution Date, any Holder shall have the right by written election to the Corporation to convert all or any portion of the outstanding Shares of Series A Preferred Stock (including any fraction of a Share) held by such Holder into an aggregate number of shares of Common Stock (the “Optional Conversion”) as is determined by (a) multiplying the number of Shares (including any fraction of a Share) to be converted by the sum of (i) the Accumulated Stated Value as of the relevant Optional Conversion Date plus (ii) accrued but unpaid Dividends from the last Dividend Payment Date to, but excluding, the relevant Optional Conversion Date on such Shares to be converted and then (b) dividing the result by the Conversion Price in effect immediately prior to such conversion, and in addition thereto the Holder shall receive cash in lieu of any fractional shares as set out in Section 8.3(c); provided that, to the extent a Holder will hold Common Stock in excess of the quantity or percentage that may be held by such Holder without being subject to the notification requirements under the HSR Act and the applicable waiting period (and any extension thereof) under the HSR Act or any other applicable Regulatory Laws has expired or been terminated, no Holder shall have the right to convert all or any portion of the outstanding Shares of Series A Preferred Stock into shares of Common Stock until (a) such Holder has submitted a filing pursuant to the HSR Act relating to the conversion of the Series A Preferred Stock into Common Stock and the expiration or termination of the applicable waiting period (and any extension thereof) under the HSR Act and any other applicable Regulatory Laws; or (b) such Holder has determined that it is not subject to the notification requirements under the HSR Act relating to such conversion; provided further, that for the avoidance of doubt, there shall be no conversion of the Shares on or prior to the Spin-Off Distribution Date.

8.2 Mandatory Conversion

(a) General. Subject to the provisions of this Section 8, and subject to the satisfaction of the Common Stock Liquidity Conditions, at any time and from time to time on or following the third anniversary of the Spin-Off Distribution Date, if the closing price per share of Common Stock equals or exceeds 200% of the Conversion Price for at least twenty (20) Trading Days in any period of thirty (30) consecutive Trading Days immediately prior to the Holders’ receipt of a Notice of Mandatory Conversion (the “Mandatory Conversion Threshold”), the Corporation may elect to convert all or any portion of the outstanding Shares of Series A Preferred Stock (including any fraction of a Share) (the “Mandatory Conversion Right”) at the Conversion Price in effect immediately prior to such conversion (with the aggregate number of shares of Common Stock to be delivered by the Corporation determined pursuant to the formula set forth in Section 8.1), and in addition thereto the Holder shall receive cash in lieu of any fractional shares as set out in Section 8.3(c) (the “Mandatory Conversion”); provided, that in the case of an election to convert less than all of the outstanding Shares of Series A Preferred Stock, the Corporation shall convert the same pro rata portion of each Holder’s Shares converted pursuant to this Section 8.2. The Corporation will not exercise its Mandatory Conversion Right, or otherwise send a Notice of Mandatory Conversion, with respect to any Series A Preferred Stock pursuant to this Section 8.2 unless the Common Stock Liquidity Conditions are satisfied with respect to the Mandatory Conversion. Notwithstanding anything to the contrary in this Section 8.2, the Corporation’s exercise of its Mandatory Conversion Right, and any related Notice of Mandatory Conversion, will not apply to any share of Series A Preferred Stock as to which a Fundamental Change Redemption Notice or Holder Redemption Notice has been duly delivered, and not withdrawn. The date (the “Mandatory Conversion Date”) for any Mandatory Conversion will be a Business Day of the Corporation’s choosing that is no more than twenty (20), nor less than ten (10), Business Days after the Notice of Mandatory Conversion for such Mandatory Conversion. To exercise its Mandatory Conversion Right with respect to any Shares of Series A Preferred Stock, the Corporation must send to each Holder of such shares a written notice of such exercise (a “Notice of Mandatory Conversion”). Such Notice of Mandatory Conversion must state: (1) that the Corporation has exercised its Mandatory Conversion Right to cause the Mandatory Conversion of the shares, briefly describing the Corporation’s Mandatory Conversion Right under this Certificate of Designations; (2) the Mandatory Conversion Date for such Mandatory Conversion and the date scheduled for the settlement of such Mandatory Conversion; (3) that Shares of Series A Preferred Stock subject to Mandatory Conversion may be converted earlier at the option of the Holders thereof pursuant to an Optional Conversion at any time before the close of business on the Business Day immediately before the Mandatory Conversion Date; (4) the Conversion Price in effect on the date of Notice of Mandatory Conversion for such Mandatory Conversion; and (5) the CUSIP and ISIN numbers, if any, of the Series A Preferred Stock. If less than all Shares of Series A Preferred Stock then outstanding are subject to Mandatory Conversion, then: (1) the Shares of Series A Preferred Stock to be subject to such Mandatory Conversion will be selected by the Corporation pro rata; and (2) if only a portion of the Series A Preferred Stock is subject to Mandatory Conversion and a portion of such Series A Preferred Stock is subject to Optional Conversion, then the converted portion of such Series A Preferred Stock will be deemed to be from the portion of such Series A Preferred Stock that was subject to Mandatory Conversion.

(b) Effect of Notice of Mandatory Conversion. Upon receipt by a Holder of a valid Notice of Mandatory Conversion, regardless of whether the conversion thereof would cause such Holder to exceed the Beneficial Ownership Limitation, (i) the rights, preferences and privileges of such Holder under this Certificate of Designations with respect to all Shares subject to such Notice of Mandatory Conversion shall immediately cease and terminate as of such time, other than the right of such Holder to receive shares of Common Stock and payment in lieu of any fraction of a Share in exchange therefor, and (ii) Dividends on all Shares subject to such Notice of Mandatory Conversion shall cease to accrue on the date of such Notice of Mandatory Conversion, and the total number of shares of Common Stock ultimately delivered in respect thereof shall not be increased to take into account any Dividends on or after the date of such Notice of Mandatory Conversion. To the extent that the Beneficial Ownership Limitation applies to any Holder, such Holder shall within seven (7) Business Days of such Holder’s receipt of the Notice of Mandatory Conversion, provide the Corporation with a written determination (a “Mandatory Conversion Determination”), of whether such Holder’s Shares are convertible and of how many Shares are convertible, and the submission of a Mandatory Conversion Determination shall be deemed to be such Holder’s determination of the maximum number of Shares that may be converted, subject to the Beneficial Ownership Limitation, and the portion of the Conversion Shares issuable upon such Mandatory Conversion hereunder that would cause such Holder to exceed the Beneficial Ownership Limitation shall be held in abeyance by the Corporation for the benefit of such Holder (which shall not give the Holder any power to vote or dispose of such Conversion Shares during such abeyance period) until such time as such Holder’s beneficial ownership thereof would not result in such Holder exceeding the Beneficial Ownership Limitation, at which time or times such Holder shall be issued such shares of Common Stock (and any shares of Common Stock granted or issued with respect to the shares of Common Stock issuable upon conversion of Series A Preferred Stock to be held similarly in abeyance) to the same extent as if there had been no such limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Mandatory Conversion Determination that such determination has not violated the Beneficial Ownership Limitation and the Corporation shall have no obligation to verify or confirm the accuracy of such determination.

8.3 Procedures for Conversion; Effect of Conversion.

(a) Mandatory Conversion. If the Corporation duly exercises, in accordance with Section 8.2, its Mandatory Conversion Right with respect to any share of Series A Preferred Stock, then (1) the Mandatory Conversion of such share will occur automatically and without the need for any action on the part of the Holder or Holders thereof; and (2) the shares of Common Stock due upon such Mandatory Conversion will be registered in the name of the Holder or Holders of such shares of Series A Preferred Stock as of the close of business on the related Mandatory Conversion Date.

(b) Procedures for Optional Conversion. In order to effectuate a conversion of Shares of Series A Preferred Stock pursuant to Section 8.1, a Holder shall submit a written election to the Corporation that such Holder elects to convert Shares pursuant to Section 8.1 specifying the number of Shares elected to be converted (a “Notice of Optional Conversion” and, together with the Notice of Mandatory Conversion, each a “Notice of Conversion”). The Holders shall surrender, along with a Notice of Optional Conversion, to the Corporation the certificate or certificates, if any, representing the Shares being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto) or, in the event such certificate or certificates are lost, stolen or missing, accompanied by an affidavit of loss executed by the Holder. The conversion of such Shares hereunder shall be deemed effective as of the date (the “Optional Conversion Date”) of submission of the Notice of Optional Conversion and surrender of such Series A Preferred Stock certificate or certificates, if any, or delivery of such affidavit of loss, if applicable. Upon the receipt by the Corporation of a Notice of Optional Conversion and the surrender of such certificate(s) and accompanying materials (if any), the Corporation shall as promptly as practicable (but in any event within ten (10) days thereafter) deliver to the relevant Holder or Holders, as applicable (A) the number of shares of Common Stock (including, subject to Section 8.3(c), any fractional share) to which such Holder or Holders shall be entitled upon conversion of the applicable Shares as calculated pursuant to Section 8.1, as applicable, and, if applicable (B) the number of Shares of Series A Preferred Stock delivered to the Corporation for conversion but otherwise not elected to be converted pursuant to the written election, in each case in book-entry form on the Corporation’s share ledger. All shares of capital stock issued hereunder by the Corporation shall be duly and validly issued, fully paid and non-assessable, free and clear of all Taxes, liens, charges and encumbrances with respect to the issuance thereof.

(c) Fractional Shares. The Corporation shall not issue any fractional shares of Common Stock upon conversion of Series A Preferred Stock. Instead the Corporation shall pay a cash adjustment to the Holder of such Shares being converted based upon the Current Market Price on the Trading Day prior to the applicable Conversion Date.

(d) Effect of Conversion. All Shares of Series A Preferred Stock converted as provided in Section 8.1 or Section 8.2, as applicable, shall no longer be deemed outstanding as of the applicable Conversion Date and all rights with respect to such Shares shall immediately cease and terminate as of such time (including, without limitation, any right of redemption pursuant to Section 7), other than the right of the Holder to receive shares of Common Stock and payment in lieu of any fraction of a Share in exchange therefor. The “Conversion Date” means a Mandatory Conversion Date or an Optional Conversion Date, as the case may be.

8.4 Reservation of Stock. The Corporation shall at all times following the Spin-Off Distribution Date when any Shares of Series A Preferred Stock are outstanding reserve and keep available out of its authorized but unissued shares of capital stock, solely for the purpose of issuance upon the conversion of the Series A Preferred Stock, such number of shares of Common Stock issuable upon the conversion of all outstanding Series A Preferred Stock pursuant to this Section 8, taking into account any adjustment to such number of shares so issuable in accordance with Section 8.7 hereof. The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable Law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance). The Corporation shall not close its books against the transfer of any of its capital stock in any manner which would prevent the timely conversion of the Shares of Series A Preferred Stock.

8.5 No Charge or Payment. The issuance of certificates for shares of Common Stock upon conversion of Shares of Series A Preferred Stock pursuant to Section 8.1 or Section 8.2, as applicable, shall be made without payment of additional consideration by, or other charge, cost or Tax to, the Holder in respect thereof.

8.6 Termination of Conversion Right in Connection with Redemption. Notwithstanding anything to the contrary set forth in this Certificate of Designations, in no event may Shares of Series A Preferred Stock be converted as provided in Section 8.1 or Section 8.2, as applicable, on and following the date that is two (2) Business Days prior to the Corporation Redemption Date in respect of such Shares, provided that, for the avoidance of doubt, this Section 8.6 shall no longer apply in respect of Shares of Series A Preferred Stock to be redeemed in accordance with Section 7 if the closing of the redemption of such Shares does not occur on the applicable Redemption Date and so long as such Shares are not otherwise redeemed.

8.7 Adjustment to Conversion Price and Number of Conversion Shares. Following the Spin-Off Distribution Date, in order to prevent dilution of the conversion rights granted under this Section 8, the Conversion Price and the number of Conversion Shares issuable on conversion of the Shares of Series A Preferred Stock shall be subject to adjustment, without duplication, from time to time as provided in this Section 8.7, except that the Corporation shall not make any adjustment to the Conversion Price if each Holder participates (other than in the case of (x) a share split or share combination or (y) a tender or exchange offer), at the same time and upon the same terms as all holders of Common Stock and solely as a result of holding Series A Preferred Stock, in any transaction described in this Section 8.7, without having to convert its Series A Preferred Stock, as if each such Holder held a number of shares of Common Stock that would be issuable upon conversion of such Series A Preferred Stock in accordance with Section 8.1 (without giving effect to the proposed adjustment); provided that, for the avoidance of doubt, no adjustment to the Conversion Price pursuant to this Section 8.7 shall be made in connection with any distribution by the Corporation in the Specified Spin-Off Transaction.

(a) Subdivisions, Combinations and Stock Dividends or Distributions. If the Corporation shall issue shares of Common Stock as a dividend or distribution on all or substantially all shares of Common Stock or if the Corporation effects a stock split or combination of the Common Stock (other than as set forth in Section 8.7(f)), the Conversion Price shall be adjusted based on the following formula:

CP1	=	CP0	×	OS0
OS1

where,

CP1 =

the Conversion Price in effect immediately after the open of business on the Ex-Dividend Date for such dividend or distribution or the effective date of such share split or share combination, as the case may be;

CP0 =

the Conversion Price in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution or the effective date of such share split or share combination, as the case may be;

OS0 =

the number of shares of Common Stock outstanding immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution or the effective date of such share split or share combination, as the case may be; and

OS1 =	the number of shares of Common Stock that would be outstanding immediately after giving effect to such dividend, distribution, share split or share combination, as the case may be

Any adjustment made under this clause (a) shall become effective immediately after the open of business on such Ex-Dividend Date for such dividend or distribution, or immediately after the open of business on the effective date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this clause (a) is declared but not so paid or made, the Conversion Price shall be immediately readjusted, effective as of the date the Board (or a duly authorized committee thereof) determines not to pay such dividend or distribution, to the Conversion Price that would then be in effect if such dividend or distribution had not been declared or announced.

(b) Distributions of Rights, Options or Warrants. If the Corporation shall distribute to all or substantially all holders of its Common Stock any rights, options or warrants (other than rights, options or warrants distributed in connection with a stockholders’ rights plan, in which case the provisions of Section 8.7(g) shall apply) entitling them to purchase, for a period of not more than 45 calendar days from the announcement date for such distribution, shares of the Common Stock at a price per share less than the average of the Last Reported Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the announcement date for such distribution, the Conversion Price shall be decreased based on the following formula:

CP1	=	CP0	×	OS0 + X
OS0 + Y

where

CP1 =	the Conversion Price in effect immediately after the open of business on the Ex-Dividend Date for such distribution;

CP0 =	the Conversion Price in effect immediately prior to the open of business on the Ex-Dividend Date for such distribution;

OS0 =	the number of shares of the Common Stock outstanding immediately prior to the open of business on the Ex-Dividend Date for such distribution;

X =

the number of shares of the Common Stock equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the announcement date of such distribution; and

Y =	the total number of shares of the Common Stock issuable pursuant to such rights, options or warrants.

Any decrease made under this clause (b) shall be made successively whenever any such rights, options or warrants are distributed and shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. To the extent that shares of the Common Stock are not delivered after the expiration of such rights, options or warrants, the Conversion Price shall be increased to the Conversion Price that would then be in effect had the decrease with respect to the distribution of such rights, options or warrants been made on the basis of delivery of only the number of shares of the Common Stock actually delivered. If such rights, options or warrants are not so distributed, the Conversion Price shall be increased to the Conversion Price that would then be in effect if such Ex-Dividend Date for such distribution had not occurred.

For purposes of this clause (b), in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of the Common Stock at a price per share less than such average of the Last Reported Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the announcement date for such distribution, and in determining the aggregate offering price of such shares of the Common Stock, there shall be taken into account any consideration received by the Corporation for such rights, options or warrants and any amount payable upon exercise or conversion thereof, the value of such consideration, if other than cash, as reasonably determined by the Board (or a duly authorized committee thereof) in good faith.

(c) Distributions of Equity Securities, Indebtedness, Other Securities, Assets or Property. If the Corporation distributes shares of its Equity Securities, evidences of its indebtedness, other assets or property of the Corporation or rights, options or warrants to acquire its Equity Securities or other securities to all or substantially all holders of Common Stock, excluding:

(i) dividends, distributions or issuances (including share splits) as to which adjustment is required to be effected pursuant to clause (a) or (b) above;

(ii) except as otherwise provided in Section 8.7(g), rights issued to all holders of the Common Stock pursuant to a rights plan;

(iii) Spin-Offs described below in this clause (c);

(iv) dividends or distributions paid exclusively in cash as to which the provisions of Section 8.7(e) shall apply; and

(v) a distribution solely of Reference Property in exchange for, or upon conversion of, Common Stock pursuant to a Reorganization Event, as to which the provisions of Section 8.7(f) shall apply,

then the Conversion Price shall be decreased based on the following formula:

CP1	=	CP0	×	SP0 – FMV
SP0

where,

CP1 =	the Conversion Price in effect immediately after the open of business on the Ex-Dividend Date for such distribution;

CP0 =	the Conversion Price in effect immediately prior to the open of business on the Ex-Dividend Date for such distribution;

SP0 =

the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and

FMV =

the fair market value (as determined by the Board (or a duly authorized committee thereof) in good faith) of the shares of Equity Securities, evidences of indebtedness, securities, assets or property distributed with respect to each outstanding share of the Common Stock immediately prior to the open of business on the Ex-Dividend Date for such distribution.

Any decrease made under the portion of this clause (c) above shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. If such distribution is not so paid or made, the Conversion Price shall be increased to be the Conversion Price that would then be in effect if such distribution had not been declared.

Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing decrease, each Holder may elect to receive at the same time and upon the same terms as holders of shares of Common Stock without having to convert its Series A Preferred Stock, the amount and kind of the Equity Securities, evidences of the Corporation’s indebtedness, other assets or property of the

Corporation or rights, options or warrants to acquire its Equity Securities or other securities of the Corporation that such Holder would have received if such Holder owned a number of shares of Common Stock into which the Shares held by such Holder were convertible at the Conversion Price in effect on the Ex-Dividend Date for the distribution. If the Board (or a duly authorized committee thereof) determines the “FMV” (as defined above) of any distribution for purposes of this clause (c) by reference to the actual or when-issued trading market for any securities, it shall in doing so consider the prices in such market over the same period used in computing the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution.

With respect to an adjustment pursuant to this clause (c) where there has been a payment of a dividend or other distribution on the Common Stock in shares of Equity Securities of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit of the Corporation that will be, upon distribution, listed on a U.S. national or regional securities exchange (a “Spin-Off”) (other than solely pursuant to (x) a Reorganization Event, as to which the provisions of Section 8.7(f) shall apply; or (y) a tender offer or exchange offer for shares of the Common Stock, as to which the provisions of Section 8.7(d) shall apply), the Conversion Price shall be decreased based on the following formula:

CP1	=	CP0	×	MP0
FMV + MP0

where,

CP1 =	the Conversion Price in effect immediately after the end of the Valuation Period;

CP0 =	the Conversion Price in effect immediately prior to the end of the Valuation Period;

FMV =

the average of the Last Reported Sale Prices of the Equity Securities or similar equity interest distributed to holders of the Common Stock applicable to one share of the Common Stock (determined by reference to the definition of Last Reported Sale Price as set forth in Section 2 as if references therein to Common Stock were to such Equity Securities or similar equity interest) over the first 10 consecutive Trading Day period after, and including, the Ex-Dividend Date of the Spin-Off (the “Valuation Period”); and

MP0 =	the average of the Last Reported Sale Prices of the Common Stock over the Valuation Period.

Any decrease to the Conversion Price under the preceding paragraph of this clause (c) shall be made immediately after the close of business on the last Trading Day of the Valuation Period, but shall become retroactively effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution. If the Conversion Date of a Mandatory Conversion or an Optional Conversion occurs on the Ex-Dividend Date for such dividend or distribution or during the Valuation Period, then, notwithstanding anything to the contrary in this Certificate of Designations, the Corporation will, if necessary in order to complete the calculation provided for in the preceding paragraph, delay the settlement of such conversion until the second (2nd) Business Day after the last Trading Day of the Valuation Period.

Notwithstanding the foregoing, if the “FMV” (as defined above) is equal to or greater than “MP0” (as defined above), in lieu of the foregoing decrease, each Holder may elect to receive at the same time and upon the same terms as holders of shares of Common Stock without having to convert its Shares, the amount and kind of Equity Securities or similar equity interest that such Holder would have received if such Holder owned a number of shares of Common Stock into which the Shares held by such Holder were convertible at the Conversion Price in effect on the Ex-Dividend Date for the distribution.

(d) Tender Offer, Exchange Offer. If the Corporation or any of its Subsidiaries makes a payment in respect of a tender offer or exchange offer for the Common Stock, to the extent that the cash and value of any other consideration included in the payment per share of the Common Stock exceeds the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date (the “Expiration Date”) on which tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended), the Conversion Price shall be decreased based on the following formula:

CP1	=	CP0	×	SP1 × OS0
AC + ( SP1 × OS1 )

where,

CP1	=	the Conversion Price in effect immediately after the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the Expiration Date;

CP0	=	the Conversion Price in effect immediately prior to the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the Expiration Date;

AC	=	the aggregate value of all cash and any other consideration (as determined by the Board (or a duly authorized committee thereof) in good faith) paid or payable for shares of Common Stock purchased or exchanged in such tender or exchange offer;

SP1	=	the average of the Last Reported Sale Prices of the Common Stock of over the ten (10) consecutive Trading Day period beginning on, and including, the Trading Day next succeeding the Expiration Date (the “Tender/Exchange Offer Valuation Period”);

OS1	=	the number of shares of the Common Stock outstanding immediately after the close of business on the Expiration Date (adjusted to give effect to the purchase or exchange of all shares accepted for purchase in such tender offer or exchange offer); and

OS0	=	the number of shares of the Common Stock outstanding immediately prior to the Expiration Date (prior to giving effect to such tender offer or exchange offer);

provided, however, that the Conversion Price will in no event be adjusted up pursuant to this Section 8.7(d), except to the extent provided in the immediately following paragraph. The adjustment to the Conversion Price pursuant to this Section 8.7(d) will be calculated as of the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the Expiration Date, but shall become retroactively effective immediately after the close of business on the Expiration Date. If the Conversion Date for a Mandatory Conversion or an Optional Conversion occurs on the Expiration Date or during the Tender/Exchange Offer Valuation Period, then, notwithstanding anything to the contrary in this Certificate of Designations, the Corporation will, if necessary in order to complete the calculation provided for in this paragraph, delay the settlement of such conversion until the second (2nd) Business Day after the last Trading Day of the Tender/Exchange Offer Valuation Period.

To the extent any such tender or exchange offer is announced but not consummated (including as a result of the Corporation or one of its Subsidiaries being precluded from consummating such tender or exchange offer under applicable Law), or any purchases or exchanges of shares of Common Stock in such tender or exchange offer are rescinded, the Conversion Price will be readjusted to the Conversion Price that would then be in effect had the adjustment been made on the basis of only the purchases or exchanges of shares of Common Stock, if any, actually made, and not rescinded, in such tender or exchange offer.

(e) Cash Dividends or Distributions. If the Corporation makes a cash dividend or distribution to all or substantially all holders of Common Stock (other than as set forth in Section 8.7(f)), the Conversion Price shall be decreased based on the following formula:

CP1	=	CP0	×	SP0 – C
SP0

where,

CP1 =	the Conversion Price in effect immediately after the open of business on the Ex-Dividend Date for such dividend or distribution;

CP0 =	the Conversion Price in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution;

SP0 =

the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such dividend or distribution; and

C =	the amount in cash per share of Common Stock the Corporation distributes to all or substantially all holders of Common Stock.

Any decrease made under the portion of this Section 8.7(e) above shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution. If any dividend or distribution of the type described in this Section 8.7(e) is declared but not so paid or made, the Conversion Price shall be immediately readjusted, effective as of the date the Board (or a duly authorized committee thereof) determines not to pay such dividend or distribution, to the Conversion Price that would then be in effect if such dividend or distribution had not been declared or announced.

Notwithstanding the foregoing, if “C” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing decrease, each Holder may elect to receive at the same time and upon the same terms as holders of shares of Common Stock without having to convert its Series A Preferred Stock, the amount of cash that such Holder would have received if such Holder owned a number of shares of Common Stock into which the Shares held by such Holder were convertible at the Conversion Price in effect on the Ex-Dividend Date for the distribution.

(f) Adjustment for Reorganization Events. If there shall occur any reclassification, statutory share exchange, reorganization, recapitalization, consolidation or merger (including a divisive merger) involving the Corporation with or into another Person, or any sale, transfer, lease or conveyance to another Person of all or substantially all of the Corporation’s and its Subsidiaries’ consolidated property and assets, in each case, as a result of which the Common Stock is converted into or exchanged for securities, cash or other property or assets, including a Fundamental Change (without limiting the rights of Holders or the Corporation with respect to any Fundamental Change) (a “Reorganization Event”), then, subject to Section 5, following any such Reorganization Event, each Share of Series A Preferred Stock shall remain outstanding and be convertible into the number, kind and amount of securities, cash or other property which a Holder of such Share would have received in such Reorganization Event (the “Reference Property”) had such Holder converted its Shares of Series A Preferred Stock into the applicable number of shares of Common Stock immediately prior to the effective date of the Reorganization Event using the Conversion Price applicable immediately prior to the effective date of the Reorganization Event; and, in such case, appropriate adjustment (as determined in good faith by the Board (or a duly authorized committee thereof)) shall be made in the application of the provisions in this Section 8.7 set forth with respect to the rights and interest thereafter of the Holders, to the end that the provisions set forth in this Section 8.7 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably practicable, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock. Without limiting the Corporation’s obligations with respect to a Fundamental Change, the Corporation (or any successor) shall, no less than twenty (20) calendar days prior to the occurrence of any Reorganization Event, provide written notice to the Holders of the expected occurrence of such event and of the kind and amount of the cash, securities or other property that each Share of Series A Preferred Stock is expected to be convertible into under this Section 8.7(f). Failure to deliver such notice shall not affect the operation of this Section 8.7(f). The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless, to the extent that the Corporation is not the surviving corporation in such Reorganization Event, or will be dissolved in connection with such Reorganization Event, proper provision shall be made in the agreements governing such Reorganization Event for the conversion of the Series A Preferred Stock into stock of the Person surviving such Reorganization Event or such other continuing entity in such Reorganization Event. To the extent any Reorganization Events may result in a Holder disposing of its Series A Preferred Stock or Conversion Shares and such transaction is structured, in whole or in part, as a tax-deferred transaction with respect to the other holders of equity securities in the Corporation, the Corporation shall use commercially reasonable efforts to also provide such tax-deferred treatment with respect to the Holders.

(g) Stockholders’ Rights Plan. To the extent that any stockholders’ rights plan adopted by the Corporation is in effect upon conversion of the Shares of Series A Preferred Stock, the Holders will receive, in addition to any Common Stock due upon conversion, the appropriate number of rights, if any, under the applicable rights agreement (as the same may be amended from time to time). However, if, prior to any conversion, the rights have separated from the shares of the Common Stock in accordance with the provisions of the applicable stockholders’ rights plan, the Conversion Price will be adjusted at the time of separation as if the Corporation distributed to all holders of the Common Stock, shares of Equity Securities, evidences of indebtedness, securities, assets or property as described in Section 8.7(c) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

(h) Other Issuances. Except as stated in this Section 8.7, the Corporation shall not adjust the Conversion Price for the issuances of shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock or rights to purchase shares of Common Stock or such convertible or exchangeable securities.

(i) Adjustment at the Discretion of the Board. To the extent permitted by applicable Law and subject to the applicable rules of any exchange on which any of the Corporation’s securities are then listed, the Corporation may also (but is not required to) decrease the Conversion Price to avoid or diminish income tax to holders of Common Stock or rights to purchase shares of Common Stock in connection with a dividend or distribution of shares (or rights to acquire shares) or similar event. Whenever the Conversion Price is decreased pursuant to the preceding sentence, the Corporation shall deliver to the Holders a notice of the decrease at least fifteen (15) days prior to the date the decreased Conversion Price takes effect, and such notice shall state the decreased Conversion Price and the period during which it will be in effect.

(j) Rounding; Par Value; De-minimis Adjustments. All calculations under Section 8.7 shall be made to the nearest 1/10,000th of a cent or to the nearest 1/10,000th of a share, as the case may be. No adjustment in the Conversion Price shall reduce the Conversion Price below the then par value of the Common Stock. If an adjustment to the Conversion Price otherwise required by this Section 8.7 would result in a change of less than 1% to the Conversion Price, then, notwithstanding anything to the contrary in this Section 8.7, the Corporation may, at its election, defer and carry forward such adjustment, except that all such deferred adjustments must be given effect (i) when all such deferred adjustments would result in an aggregate change to the Conversion Price of at least 1%, (ii) on the Conversion Date of any share of Series A Preferred Stock, (iii) on any date on which the Corporation delivers a Corporation Redemption Notice or a Holder delivers a Holder Redemption Notice, and (iv) on the effective date of any Fundamental Change and/or Make-Whole Fundamental Change.

(k) Treatment of Pre-Record Date Adjustments. Notwithstanding this Section 8.7 or any other provision of this Certificate of Designations, if a Conversion Price adjustment becomes effective on any Ex-Dividend Date, and a Holder that has converted its Series A Preferred Stock on or after such Ex-Dividend Date and on or prior to the related record date would be treated as the record holder of the shares of Common Stock as of the related Conversion Date based on an adjusted Conversion Price for such Ex-Dividend Date, then, notwithstanding the Conversion Price adjustment provisions in this Section 8.7, the Conversion Price adjustment relating to such Ex-Dividend Date shall not be made for such converting Holder. Instead, such Holder shall be treated as if such Holder were the record owner of the shares of Common Stock on an unadjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.

(l) Notwithstanding anything to the contrary in this Section 8, the Conversion Price shall not be adjusted:

(i) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation’s securities and the investment of additional optional amounts in shares of Common Stock under any plan;

(ii) upon the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Corporation or any of the Corporation’s Subsidiaries;

(iii) upon the repurchase of any shares of Common Stock pursuant to an open market share repurchase program or other buy back transaction, including structured or derivative transactions, that is not a tender or exchange offer of the kind described in Section 8.7(d);

(iv) solely for a change in the par value of the Common Stock; or

(v) for accrued and unpaid Dividends, if any.

(m) Certificate as to Adjustment.

(i) As promptly as reasonably practicable following any adjustment of the Conversion Price, but in any event not later than thirty (30) days thereafter, the Corporation shall furnish to each Holder of record at the address specified for such Holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such Holder) a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii) As promptly as reasonably practicable following the receipt by the Corporation of a written request by any Holder, but in any event not later than thirty (30) days thereafter, the Corporation shall furnish to such Holder a certificate of an executive officer certifying the Conversion Price then in effect and the number of Conversion Shares or the amount, if any, of other shares of stock, securities or assets then issuable to such Holder upon conversion of the Shares of Series A Preferred Stock held by such Holder.

(n) Notices. In the event:

(i) that the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(ii) of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, any consolidation or merger (including a divisive merger) of the Corporation with or into another Person, or sale of all or substantially all of the Corporation’s assets to another Person; or

(iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

then, and in each such case, unless the Corporation has previously publicly announced such information (including through filing or furnishing such information with the Securities and Exchange Commission), the Corporation shall send or cause to be sent to each Holder of record at the address specified for such Holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such Holder) at least ten (10) days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger (including a divisive merger), sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Corporation shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger (including a divisive merger), sale, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Series A Preferred Stock and the Conversion Shares.

8.8 Blocker Provisions.

(a) Notwithstanding any provision of the Series A Preferred Stock to the contrary, and subject to Section 8.8(e), no shares of Common Stock will be issued or delivered upon any proposed conversion and the Corporation shall have no obligation to deliver any shares of Common Stock or make any other delivery (and each Holder shall have no obligation to receive any shares of Common Stock), to the extent that the delivery of any shares of Common Stock or any other security otherwise deliverable upon such conversion would result in any Holder, together with its Affiliates or other persons whose beneficial ownership would be aggregated with such Holder, in the aggregate, having beneficial ownership of shares of Common Stock or any other class of any equity security of the Corporation that is registered pursuant to Section 12 or Section 15 of the Exchange Act (a “Blocked Class”) in excess of the Beneficial Ownership Limitation.

(b) For purposes of calculating beneficial ownership for purposes of this Section 8.8, the aggregate number of shares of Common Stock beneficially owned by any Holder and its Affiliates or other persons whose beneficial ownership would be aggregated with such Holder shall include (a) the aggregate number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock held by such Holder and its Affiliates or other persons whose beneficial ownership would be aggregated with such Holder; (b) the aggregate number of shares of Common Stock beneficially owned by such Holder and its Affiliates or other persons whose beneficial ownership would be aggregated with such Holder; and (c) the aggregate number of shares of Common Stock issuable upon exercise, conversion or exchange of any other securities of the Corporation beneficially owned by such Holder and its Affiliates or other persons whose beneficial ownership would be aggregated with such Holder; provided that such calculation shall exclude the number of shares of Common Stock which are issuable upon exercise, conversion or exchange of the unexercised, unconverted or unexchanged portion of the Series A Preferred Stock and any other securities of the Corporation beneficially owned by such Holder and its Affiliates or other persons whose beneficial ownership would be aggregated with such Holder (including, without limitation, any convertible or exchangeable notes, convertible stock or warrants) that are subject to the limitation on beneficial ownership described in this Section 8.8 or a limitation on conversion, exchange or exercise analogous to the limitation contained in this Section 8.8. Any purported delivery to any Holder of a number of shares of Common Stock or any other security upon conversion of the Series A Preferred Stock, in either case, shall be void and have no effect to the extent, and only to the extent, that after such delivery, such Holder and its Affiliates or other persons whose beneficial ownership would be aggregated with such Holder would have beneficial ownership of shares of Common Stock or any Blocked Class in excess of the Beneficial Ownership Limitation. In the event that the issuance of shares of Common Stock to a Holder upon conversion of Series A Preferred Stock results in such Holder and its Affiliates or other persons whose beneficial ownership would be aggregated with such Holder being deemed to beneficially own, in the aggregate, more than the Beneficial Ownership Limitation (as determined under Section 13(d) of the Exchange Act), the shares issued in connection with such conversion of Series A Preferred Stock (the “Blocked Conversion Shares”) shall be deemed null and void and shall be cancelled ab initio, and such Holder shall not have the power to vote or to transfer the Blocked Conversion Shares.

(c) For purposes of this Section 8.8, “Beneficial Ownership Limitation” shall mean 4.99% of the number of outstanding shares of Common Stock or other Blocked Class, as applicable, in each case outstanding immediately after giving effect to such conversion. Subject to Section 8.8(e), any Holder may, from time to time by written notice to the Corporation, increase or decrease the Beneficial Ownership Limitation with respect to such Holder to any other percentage specified in such notice; provided that any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Corporation and provided further that the Beneficial Ownership Limitation may not be increased other than as permitted by the Common Stock Liquidity Conditions.

(d) For purposes of this Section 8.8, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (i) the Corporation’s most recent Quarterly Report on Form 10-Q, Annual Report on Form 10-K, Current Report on Form 8-K or other public filing with the SEC, (ii) a more recent public announcement by the Corporation or (iii) any other more recent written notice by the Corporation, in each case setting forth the number of shares of Common Stock outstanding. Upon the written request of any Holder, the Corporation shall within five (5) Business Days confirm in writing to such Holder the number of shares of Common Stock then outstanding.

(e) The provisions of this Section 8.8 shall be construed, corrected and implemented in a manner so as to comply with the Common Stock Liquidity Conditions. The shares of Common Stock underlying the Series A Preferred Stock in excess of the Beneficial Ownership Limitation with respect to any Holder shall not be deemed to be beneficially owned by such Holder for any purpose, including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. For the avoidance of doubt, the Corporation’s Mandatory Conversion Right shall not be limited by this Section 8.8.

(f) For purposes of this Section 8.8, each Holder shall be solely responsible for determining the number of shares of Common Stock that they beneficially own. The Corporation shall not at any time be under any duty or responsibility to any Holder to determine beneficial ownership of shares of Common Stock or any Blocked Class, nor shall the Corporation have any responsibility to determine or monitor compliance with the terms of this Section 8.8, and the Corporation shall have no liability to any Holder in connection with the provisions of this Section 8.8.

8.9 Conversion to Series A-2 Preferred Stock. If, at any time before the third anniversary of the Original Issue Date, any Share of Series A-1 Preferred Stock is transferred to a Person other than an Initial Investor or an Affiliate of an Initial Investor, such transfer shall constitute a conversion event (a “Series A-1 Conversion Event”) and, effective immediately upon such transfer and without any further action by the Corporation, the Holder, the transferee or any other Person, each Share so transferred shall automatically convert, on a share-for-share basis, into one Share of Series A-2 Preferred Stock. The Corporation shall record such conversion in its books and records and issue or record the applicable Shares of Series A-2 Preferred Stock in certificate or book-entry form, as applicable, against surrender of any certificate representing the converted Shares of Series A-1 Preferred Stock or, if the converted Shares are held in book-entry form, by making the corresponding entry on the Corporation’s share ledger; provided that, no such surrender, entry or other action shall be a condition to the effectiveness of the conversion. The transferor and transferee shall provide the Corporation written notice of any transfer that may result in a Series A-1 Conversion Event promptly and in any event within five (5) Business Days after such transfer, which notice shall include the number of transferred Shares of Series A-1 Preferred Stock and the identity of the transferee; provided that, failure to provide such notice shall not delay or invalidate the automatic conversion.

9. Reissuance of Series A Preferred Stock. Shares of Series A Preferred Stock that have been issued and reacquired by the Corporation in any manner, including shares purchased or redeemed or exchanged or converted, shall (upon compliance with any applicable provisions of the laws of Texas) have the status of authorized but unissued shares of Preferred Stock of the Corporation undesignated as to series and may be designated or re-designated and issued or reissued, as the case may be, as part of any series of Preferred Stock of the Corporation, provided that any issuance of such shares as Series A Preferred Stock must be in compliance with the terms hereof.

10. Notices . Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent (a) to the Corporation, at its principal executive offices and (b) to any Holder, at such Holder’s address as it appears in the stock records of the Corporation (or at such other address for a Holder as shall be specified in a notice given in accordance with this Section 10).

11. Amendments and Waiver.

11.1 Amendments Generally. No provision of this Certificate of Designations may be amended, modified or waived, whether by merger (including a divisive merger), consolidation or otherwise, except by an instrument in writing executed by the Corporation and Required Holders, and any such written amendment, modification or waiver will be binding upon the Corporation and each Holder and each transferee or successor thereof; provided, that any amendment, whether by merger (including a divisive merger), consolidation or otherwise, to (A)(i) decrease the Stated Value or Accumulated Stated Value, Redemption Price, or Dividend Rate of any Share of Series A Preferred Stock or otherwise amend or modify in any manner adverse to a Holder of Series A Preferred Stock the Corporation’s obligations to pay, or the circumstances under which the Corporation is obligated to offer or pay, Dividends or the Redemption Price, (ii) increase the Conversion Price (or any amendment, modification or waiver, whether by merger (including a divisive merger) or otherwise, which would in its application increase the Conversion Price) (subject to such modifications as are required under this Certificate of Designations), (iii) adversely affect the right of a Holder of Series A Preferred Stock to convert Series A Preferred Stock into Common Stock or otherwise modify the provisions with respect to conversion in a manner adverse to a Holder of Series A Preferred Stock or (iv) otherwise amend any other terms of the Series A Preferred Stock in a manner that would have a disproportionate adverse effect on any Holder as compared to other Holders, in each case, requires the consent of the Holders of at least 90% of the Shares of Series A Preferred Stock outstanding. The Holders of Series A Preferred Stock shall have all remedies available at law or in equity for a breach of this Certificate of Designations, including the right to seek specific performance. Any action by the Corporation without the consent of Holders of Shares of Series A Preferred Stock required by this Section 11.1 is expressly ultra vires and shall be void ab initio and any action or attempted action, any contracts, amendments or other documentation thereof or related thereto are expressly null and void.

11.2 Amendments Without Consent. Without the consent of the Holders, the Corporation may amend, modify, supplement or repeal any terms of this Certificate of Designations for the following purposes: (i) to cure any ambiguity or correct any omission, inconsistency or mistake herein; (ii) to make any provision with respect to matters or questions relating to the Series A Preferred Stock that is not inconsistent with the provisions of this Certificate of Designations and that does not, individually or in the aggregate with all other such changes, adversely affect the rights of any Holder in any material respect; or (iii) to make any other change that does not, individually or in the aggregate with all other such changes, adversely affect the rights of any Holder (other than any Holder that consents to such change); provided, that the Corporation shall provide written notice of any such amendment, modification, supplement or repeal to the Holders within five (5) Business Days following the effectiveness thereof.

12. Withholding. Subject to Section 13, the Corporation and its paying agent shall be entitled to deduct and withhold Taxes on any payment or distribution (or deemed distributions) made with respect to the Series A Preferred Stock or the Common Stock or other securities issued upon conversion of the Series A Preferred Stock, in each case, to the extent required by applicable Law. To the extent that any amounts are so deducted or withheld as described in this Section 12, such deducted or withheld amounts shall be treated for all purposes of this Certificate of Designations as having been paid to the Person in respect of which such deduction or withholding was made.

13. Tax Matters. Absent a change in Tax law or a contrary determination within the meaning of Section 1313(a)(1) of the Code, the Corporation and the Holders agree to treat the Series A Preferred Stock as “common stock” and not “preferred stock” within the meaning of Section 305 of the Code, and applicable Treasury Regulations promulgated thereunder. Absent a change in Tax law, or a contrary determination within the meaning of Section 1313(a)(1) of the Code, the Corporation shall treat any adjustment to the conversion rate pursuant to Section 8.7(a), Section 8.7(b), Section 8.7(c) or Section 8.7(d) of this Certificate of Designations as being made pursuant to a “bona fide, reasonable, adjustment formula” within the meaning of Treasury Regulations Section 1.305-7(b) for U.S. federal and applicable state and local income Tax and withholding purposes, and shall not take any position inconsistent with such treatment. Absent a change in Tax law or a contrary determination within the meaning of Section 1313(a)(1) of the Code, the Corporation and the Holders agree to treat any Corporation Redemption as a redemption to which Section 302(a) of the Code applies for U.S. federal and applicable state and local income Tax and withholding purposes, and shall not take any position inconsistent with such treatment.

14. Calculation. Except as otherwise provided in this Certificate of Designations, the Corporation will be responsible for making all calculations called for under this Certificate of Designations or the Series A Preferred Stock, including determinations of the Last Reported Sale Price, the Daily VWAPs, the Current Market Price, the Initial Reference Price, the Reset Reference Price, the Accumulated Stated Value and accrued dividends on the Series A Preferred Stock, the Compounded Dividends, the Conversion Price (including any adjustments to the Conversion Price), any Redemption Price, and the Implied Enterprise Value. The Corporation will make all calculations in good faith, and, absent manifest error, its calculations will be final and binding on all Holders. The Corporation will provide a schedule of such calculations to any Holder of a Share of Series A Preferred Stock upon written request.

15. Severability. If any provision or provisions in this Certificate of Designations shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by Law, the validity, legality and enforceability of such provision or provisions in any other circumstance and of the remaining provisions in this Certificate of Designations and the application of such provision or provisions to other persons or entities and circumstances shall not be in any way affected or impaired thereby and the invalid, illegal or unenforceable provision or the application thereof shall be modified in a manner that is valid, legal and enforceable and gives effect as nearly as is practicable to the intent of the invalid, illegal or unenforceable provision or the application thereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations, Preferences and Rights to be executed this [•] day of [•], 2026.

Axiom Solutions International, Inc.

By:
Name:
Title:

Exhibit B

FORM OF REGISTRATION RIGHTS AGREEMENT

[See Attached.]

Final Form

FORM OF REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of [•] (this “Agreement”), is by and among Axiom Solutions International, Inc., a Texas corporation (“Spinco”), and each of the investors identified on the signature pages hereto, severally and not jointly (each, an “Investor” and collectively, the “Investors”).

WHEREAS, pursuant to the Series A Convertible Preferred Stock Purchase Agreement by and among Flex Ltd., a Singapore registered public company (“Flex”), and the parties hereto, of even date herewith (the “Stock Purchase Agreement”), Spinco has agreed, upon the terms and subject to the conditions of the Stock Purchase Agreement, to issue and sell to each Investor, severally and not jointly, the number of shares of Spinco’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Convertible Preferred Stock”), specified on the Investors’ signature pages to the Stock Purchase Agreement;

WHEREAS, the Convertible Preferred Stock will be convertible into shares of Spinco’s Common Stock, par value $0.0001 per share (the “Spinco Common Stock,” and the shares of Spinco Common Stock issuable upon conversion or redemption of, or issued as dividends on, the Convertible Preferred Stock, the “Shares”); and

WHEREAS, Spinco desires to grant to each Investor the Registration Rights (as defined below) for the Registrable Securities (as defined below), subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Action” means any demand, action, claim, cause of action, suit, countersuit, arbitration, inquiry, case, litigation, subpoena, proceeding or investigation (whether civil, criminal or administrative) by or before any court or grand jury, any Governmental Authority or any arbitration or mediation tribunal or authority.

“Affiliate” has the meaning set forth in the Stock Purchase Agreement.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Agreement Dispute” has the meaning set forth in Section 3.5(b).

“Ancillary Filings” has the meaning set forth in Section 2.4(a)(i).

“Appointed Representative” has the meaning set forth in Section 3.5(b).

“Business Day” has the meaning set forth in the Stock Purchase Agreement.

“Chosen Court” and “Chosen Courts” has the meaning set forth in Section 3.5(c).

“Demand Registration” has the meaning set forth in Section 2.1(a).

“Dispute Notice” has the meaning set forth in Section 3.5(b).

“Distribution” has the meaning set forth in Section 2.1(a).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Flex” has the meaning set forth in the recitals to this Agreement.

“Governmental Authority” has the meaning set forth in the Stock Purchase Agreement.

“Holder” means each Investor or any of its Subsidiaries or Affiliates, so long as such Person holds any Registrable Securities, and any Person owning Registrable Securities who is a Permitted Transferee of rights under Section 3.4.

“Holder Indemnified Parties” has the meaning set forth in Section 2.8(a).

“Indemnified Parties” has the meaning set forth in Section 2.8(b).

“Initiating Holder” has the meaning set forth in Section 2.1(a).

“Investors” has the meaning set forth in the preamble to this Agreement.

“Loss” or “Losses” has the meaning set forth in Section 2.8(a).

“Permitted Transferee” means any Transferee and any Subsequent Transferee.

“Person” has the meaning set forth in the Stock Purchase Agreement.

“Piggyback Registration” has the meaning set forth in Section 2.2(a).

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments, and all other material incorporated by reference in such prospectus.

“Registrable Securities” means the Shares and any securities issued or issuable directly or indirectly with respect to, in exchange for, upon the conversion of or in replacement of the Shares, whether by way of a dividend or distribution or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, exchange or other reorganization.

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The term “Registrable Securities” excludes any security (i) the offering and Sale of which has been effectively Registered under the Securities Act and which has been Sold in accordance with a Registration Statement, (ii) that has been Sold pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) held by a Holder, if (A) such security may be Sold pursuant to Rule 144 (or any successor provision) under the Securities Act without being subject to the volume limitations in subsection (e) of such rule or any holding period and (B) the aggregate value of all Registrable Securities then held by such Holder is less than $50,000,000, calculated on an as-converted basis (treating any Convertible Preferred Stock convertible into, or exercisable or exchangeable for, Spinco Common Stock as so converted, exercised or exchanged) as the product of (x) the number of shares of Spinco Common Stock represented thereby and (y) the closing price per share of Spinco Common Stock on its principal national securities exchange on the trading day immediately preceding the date of determination or (iv) that has been sold by a Holder in a transaction in which such Holder’s rights under this Agreement are not, or cannot be, assigned.

“Registration” means a registration with the SEC of the offer and Sale to the public of any Spinco Common Stock under a Registration Statement. The terms “Register,” “Registered” and “Registering” shall have a correlative meaning.

“Registration Expenses” means all expenses incident to Spinco’s performance of or compliance with this Agreement, including all (i) registration, qualification and filing fees; (ii) expenses incurred in connection with the preparation, printing and filing under the Securities Act of the Registration Statement, any Prospectus and any issuer free writing prospectus and the distribution thereof; (iii) the fees and expenses of Spinco’s counsel and independent accountants (including the expenses of any comfort letters or costs associated with the delivery by Spinco’s and its Subsidiaries’ independent certified public accountants of comfort letters customarily requested by underwriters); (iv) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the state or foreign securities or blue sky laws and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel); (v) the costs and charges of any transfer agent and any registrar; (vi) all expenses and application fees incurred in connection with any filing with, and clearance of an offering by, Financial Industry Regulatory Authority, Inc.; (vii) expenses incurred in connection with any “road show” presentation to potential investors; (viii) printing expenses, messenger, telephone and delivery expenses; (ix) internal expenses of Spinco (including all salaries and expenses of employees of Spinco performing legal or accounting duties); and (x) fees and expenses of listing any Registrable Securities on any securities exchange on which shares of Spinco Common Stock are then listed; but excluding any internal expenses of the Holder, any underwriting discounts or commissions attributable to the Sale of any Registrable Securities and any stock transfer taxes.

“Registration Period” has the meaning set forth in Section 2.1(c).

“Registration Rights” means the rights of the Holders to cause Spinco to Register Registrable Securities pursuant to this Agreement.

3

“Registration Statement” means any registration statement of Spinco filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Sale” means the direct or indirect transfer, sale, assignment or other disposition of a security. The terms “Sell” and “Sold” have correlative meanings.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” has the meaning set forth in the recitals to this Agreement.

“Shelf Registration” means a Registration Statement of Spinco for an offering to be made on a delayed or continuous basis of Spinco Common Stock pursuant to Rule 415 under the Securities Act (or similar provisions then in effect).

“Spinco” has the meaning set forth in the preamble to this Agreement and shall include its successors, by merger, acquisition, reorganization or otherwise.

“Spinco Common Stock” has the meaning set forth in the recitals to this Agreement.

“Spinco Indemnified Parties” has the meaning set forth in Section 2.8(b).

“Spinco Notice” has the meaning set forth in Section 2.1(a).

“Spinco Public Sale” has the meaning set forth in Section 2.2(a).

“Spinco Takedown Notice” has the meaning set forth in Section 2.1(f).

“Subsequent Transferee” has the meaning set forth in Section 3.4(b).

“Subsidiary” means with respect to any Person (a) a corporation, greater than fifty percent (50%) of the voting or capital stock of which is, as of the time in question, directly or indirectly owned by such Person and (b) any other partnership, joint venture, association, joint stock company, trust, unincorporated organization or other entity in which such Person, directly or indirectly, owns greater than fifty percent (50%) of the equity or economic interest thereof or has the power to elect or direct the election of greater than fifty percent (50%) of the members of the governing body of such entity or otherwise has control over such entity (e.g., as the managing partner of a partnership); provided that Subsidiaries shall not include the SpinCo Joint Ventures and Minority Investments (as defined in the Separation and Distribution Agreement by and between Flex and Spinco).

“Takedown Notice” has the meaning set forth in Section 2.1(f).

“Transferee” has the meaning set forth in Section 3.4(b).

4

“Underwritten Offering” means a Registration in which securities of Spinco are sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public (including registered block trades).

1.2 General Interpretive Principles.

(a) For purposes of this Agreement, whenever the context requires: (i) the singular number shall include the plural, and vice versa; (ii) the masculine gender shall include the feminine and neuter genders; (iii) the feminine gender shall include the masculine and neuter genders; and (iv) the neuter gender shall include masculine and feminine genders.

(b) The Parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) As used in this Agreement, the words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(e) The measure of a period of one (1) month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date; and, if no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1).

(f) As used in this Agreement, the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.”

(g) As used in this Agreement, the word “will” shall be deemed to have the same meaning and effect as the word “shall.”

(h) As used in this Agreement, the terms “or,” “any” or “either” are not exclusive and shall be deemed to be “and/or.”

(i) As used in this Agreement, references to “written” or “in writing” include in electronic form.

(j) As used in this Agreement, references to the “date hereof” are to the date of this Agreement.

(k) Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

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(l) The section and other headings and subheadings contained in this Agreement and the Exhibit hereto are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction, meaning or interpretation of this Agreement. The preamble and the recitals set forth at the beginning of this Agreement are incorporated by reference into and made a part of this Agreement.

(m) Any payment to be made pursuant hereto shall be made in U.S. dollars and by wire transfer of immediately available funds.

(n) As used in this Agreement, references to “$” in this report are to the lawful currency of the United States of America.

ARTICLE II

REGISTRATION RIGHTS

2.1 Registration.

(a) Request. Beginning on the earlier of (x) the date upon which Flex no longer owns any shares of Spinco Common Stock and (y) twenty four (24) months after the date that Flex completes the distribution of Spinco Common Stock to holders of Flex ordinary shares on a pro rata basis in the Spin-Off (as defined in the Stock Purchase Agreement) (the “Distribution”), but in no event earlier than twelve (12) months after the date of the Distribution, any Holder(s) of Registrable Securities (collectively, the “Initiating Holder”) shall have the right to request that Spinco file a Registration Statement with the SEC on the appropriate registration form for all or part of the Registrable Securities held by such Initiating Holder by delivering a written request to Spinco specifying the number of shares of Registrable Securities such Initiating Holder wishes to Register (a “Demand Registration”). Spinco shall (i) within ten (10) days of the receipt of such request, give written notice of such Demand Registration to all Holders of Registrable Securities (the “Spinco Notice”), (ii) use its reasonable best efforts to prepare and file a Registration Statement as expeditiously as possible in respect of such Demand Registration and in any event within thirty (30) days of receipt of the request, and (iii) use its reasonable best efforts to cause such Registration Statement to become effective as expeditiously as possible. Spinco shall include in such Registration all Registrable Securities that the Holders request to be included within the ten (10) days following their receipt of the Spinco Notice.

(b) Limitations of Demand Registrations. There shall be no limitation on the number of Demand Registrations pursuant to Section 2.1(a); provided, however, that the Holder(s) may not require Spinco to effect a Demand Registration within sixty (60) days after the effective date of a previous registration by Spinco effected pursuant to this Section 2.1. In the event that any Person shall have received rights to Demand Registrations pursuant to Section 3.4, and such Person shall have made a Demand Registration request, such request shall be treated as having been made by the Holder(s). The Registrable Securities requested to be Registered pursuant to Section 2.1(a) must represent (i) an aggregate offering price of Registrable Securities that is reasonably expected to equal at least $100,000,000 or (ii) all of the remaining Registrable Securities owned by the requesting Holder and its Affiliates.

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(c) Effective Registration. Spinco shall be deemed to have effected a Registration for purposes of Section 2.1(a) if the Registration Statement is declared effective by the SEC or becomes effective upon filing with the SEC, and remains effective until the earlier of (x) the date when all Registrable Securities thereunder have been sold and (y) sixty (60) days from the effective date of the Registration Statement (the “Registration Period”). No Registration shall be deemed to have been effective if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Registration are not satisfied by Spinco or its Subsidiaries. If, during the Registration Period, such Registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other Governmental Authority or the need to update or supplement the Registration Statement, the Registration Period shall be extended on a day-for-day basis for any period the Holder is unable to complete an offering as a result of such stop order, injunction or other order or requirement of the SEC or other Governmental Authority.

(d) Underwritten Offering. If the Initiating Holder so indicates at the time of its request pursuant to Section 2.1(a), such offering of Registrable Securities shall be in the form of an Underwritten Offering and Spinco shall include such information in the Spinco Notice. In the event that the Initiating Holder intends to Sell the Registrable Securities by means of an Underwritten Offering, the right of any Holder to include Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in the Underwritten Offering.

(e) Priority of Securities in an Underwritten Offering. If the managing underwriter or underwriters of a proposed Underwritten Offering, including an Underwritten Offering from a Shelf Registration, pursuant to this Section 2.1 informs the Holders with Registrable Securities in the proposed Underwritten Offering in writing that, in its or their opinion, the number of Registrable Securities requested to be included in such Underwritten Offering exceeds the number that can be sold in such Underwritten Offering without being likely to have an adverse effect on the price, timing or distribution of the Registrable Securities offered or the market for the Registrable Securities offered, then the number of Registrable Securities to be included in such Underwritten Offering shall be reduced to such number that can be sold without such adverse effect and the Registrable Securities to be included in such Underwritten Offering shall be: (i) first, Registrable Securities requested by such Investor(s) to be included in such Underwritten Offering; (ii) second, Registrable Securities requested by all other Holders to be included in such Underwritten Offering on a pro rata basis calculated based on the number of shares requested to be registered; and (iii) third, all other Registrable Securities requested and otherwise eligible to be included in such Underwritten Offering (including Registrable Securities to be sold for the account of Spinco) on a pro rata basis calculated based on the number of shares requested to be registered. In the event the Initiating Holder notifies Spinco that such Registration Statement shall be abandoned or withdrawn, such Holder shall not be deemed to have requested a Demand Registration pursuant to Section 2.1(a), and Spinco shall not be deemed to have made a Demand Registration pursuant to Section 2.1(a) and Section 2.1(c).

(f) Shelf Registration. Spinco shall file a Shelf Registration on Form S-3 (or any successor form) covering the resale of all of the Investors’ Registrable Securities promptly after the one-year anniversary of the Spin-Off, but in no event more than thirty (30) days after the one-year anniversary of the Spin-Off. Spinco shall use its reasonable best efforts to have such

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Shelf Registration declared effective by the SEC as soon as reasonably practicable and shall use its reasonable best efforts to have such Shelf Registration remain continuously effective under the Securities Act (including filing a new shelf registration statement upon expiration of such Shelf Registration) until such date on which there are no longer any Registrable Securities covered by such Shelf Registration. If Spinco is a “well-known seasoned issuer” (as defined in Rule 405 under the Securities Act) at the time of filing such Shelf Registration, Spinco shall designate such Shelf Registration as an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act). At any time after the effectiveness of such Shelf Registration and when the Holder may request Demand Registrations, the requesting Holders may request Spinco to effect a Demand Registration as a Shelf Registration. There shall be no limitations on the number of Underwritten Offerings pursuant to a Shelf Registration. Any Holder of Registrable Securities included on a Shelf Registration shall have the right to request that Spinco cooperate in a shelf takedown at any time, including an Underwritten Offering, by delivering a written request thereof to Spinco specifying the number of shares of Registrable Securities such Holder wishes to include in the shelf takedown (“Takedown Notice”). Spinco shall (i) within ten (10) days of the receipt of a Takedown Notice for an Underwritten Offering, give written notice of such Takedown Notice to all Holders of Registrable Securities included on such Shelf Registration (“Spinco Takedown Notice”), and (ii) take all actions reasonably requested by such Holder, including the filing of a Prospectus supplement and the other actions described in Section 2.4, in accordance with the intended method of distribution set forth in the Takedown Notice as expeditiously as possible. If the takedown is an Underwritten Offering, Spinco shall include in such Underwritten Offering all Registrable Securities that the Holders request to be included within the two (2) days following their receipt of the Spinco Takedown Notice. If the takedown is an Underwritten Offering, the Registrable Securities requested to be included in a shelf takedown must represent (i) an aggregate offering price of Registrable Securities that is reasonably expected to equal at least $10,000,000 or (ii) all of the remaining Registrable Securities owned by the requesting Holder and its Affiliates. Notwithstanding anything else to the contrary in this Agreement, the requirement to deliver a Takedown Notice and the piggyback rights described in this Section 2.1(f) shall not apply to an Underwritten Offering that constitutes a block trade.

(g) SEC Form. Except as set forth in the next sentence, Spinco shall use its reasonable best efforts to cause Demand Registrations to be Registered on Form S-3 (or any successor form), and if Spinco is not then eligible under the Securities Act to use Form S-3, Demand Registrations shall be Registered on Form S-1 (or any successor form). Spinco shall use its reasonable best efforts to become eligible to use Form S-3 and, after becoming eligible to use Form S-3, shall use its reasonable best efforts to remain so eligible. All Demand Registrations shall comply with applicable requirements of the Securities Act and, together with each Prospectus included, filed or otherwise furnished by Spinco in connection therewith, shall not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(h) Suspension. Notwithstanding the foregoing, Spinco shall have the right to defer taking action with respect to such filing for the shortest possible period of time determined by Spinco in its sole discretion to be necessary, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, if Spinco determines in its reasonable good faith judgment that taking action with respect to such filing would (i) materially interfere with a

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significant acquisition, corporate organization, financing, securities offering or other similar transaction involving Spinco; (ii) require premature disclosure of material information that Spinco has a bona fide business purpose for preserving as confidential; or (iii) render Spinco unable to comply with requirements under the Securities Act or Exchange Act; provided, however, that Spinco shall not exercise such deferral right more than twice in any twelve (12)-month period or for more than ninety (90) days in aggregate in any twelve (12)-month period; provided, further, that Spinco shall not register any securities for its own account or that of any other Holder during any such deferral period other than pursuant to a Registration Statement on Form S-8 or Form S-4 or similar form that relates to a transaction subject to Rule 145 under the Securities Act. In the event that Spinco exercises its deferral rights under the preceding sentence, Spinco shall promptly give the Holders written notice thereof and shall use reasonable best efforts to cause such registration statement to become effective or to amend or supplement such registration statement on a post-effective basis or to take such action as is necessary to permit resumed use of such registration statement or filing thereof as soon as reasonably practicable following the conclusion of the applicable deferral period. Spinco shall promptly give the Holders written notice of the conclusion of any deferral period.

2.2 Piggyback Registrations.

(a) Participation. Beginning on the earlier of (x) the date upon which Flex no longer owns any shares of Spinco Common Stock and (y) twenty four (24) months after the date of the Distribution, but in no event earlier than twelve (12) months after the date of the Distribution, if Spinco proposes to file a Registration Statement under the Securities Act with respect to any offering of Spinco Common Stock for its own account and/or for the account of any other Persons (other than a Registration (i) under Section 2.1 hereof, (ii) pursuant to a Registration Statement on Form S-8 or Form S-4 or similar form that relates to a transaction subject to Rule 145 under the Securities Act, (iii) pursuant to any form that does not include substantially the same information as would be required to be included in a Registration Statement covering the Sale of Registrable Securities, (iv) in connection with any dividend reinvestment or similar plan, (v) for the sole purpose of offering securities to another entity or its security holders in connection with the acquisition of assets or securities of such entity or any similar transaction or (vi) in which the only Spinco Common Stock being Registered is Spinco Common Stock issuable upon conversion of debt securities or shares of preferred stock (or depositary shares representing preferred stock) that are also being Registered) (a “Spinco Public Sale”), then, as soon as practicable (but in no event less than fifteen (15) days prior to the proposed date of filing such Registration Statement), Spinco shall give written notice of such proposed filing to each Holder, and such notice shall offer such Holders the opportunity to Register under such Registration Statement such number of Registrable Securities as each such Holder may request in writing (a “Piggyback Registration”). Subject to Section 2.2(a) and Section 2.2(c), Spinco shall include in such Registration Statement all such Registrable Securities that are requested to be included therein within fifteen (15) days after the receipt of any such notice; provided, however, that if, at any time after giving written notice of its intention to Register any securities and prior to the effective date of the Registration Statement filed in connection with such Registration, Spinco shall determine for any reason not to Register or to delay Registration of such securities, Spinco may, at its election, give written notice of such determination to each such Holder and, thereupon, (i) in the case of a determination not to Register, shall be relieved of its obligation to Register any Registrable Securities in connection

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with such Registration, without prejudice, however, to the rights of any Holder to request that such Registration be effected as a Demand Registration under Section 2.1, and (ii) in the case of a determination to delay Registration, shall be permitted to delay Registering any Registrable Securities for the same period as the delay in Registering such other shares of Spinco Common Stock. No Registration effected under this Section 2.2 shall relieve Spinco of its obligation to effect any Demand Registration under Section 2.1. If the offering pursuant to a Registration Statement pursuant to this Section 2.2 is to be an Underwritten Offering, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.2(a) shall, and Spinco shall use reasonable best efforts to coordinate arrangements with the underwriters so that each such Holder may, participate in such Underwritten Offering. If the offering pursuant to such Registration Statement is to be on any other basis, then each Holder making a request for a Piggyback Registration pursuant to this Section 2.2(a) shall, and Spinco shall use reasonable best efforts to coordinate arrangements so that each such Holder may, participate in such offering on such basis. Spinco’s filing of a Shelf Registration shall not be deemed to be a Spinco Public Sale; provided, however, that the proposal to file any Prospectus supplement filed pursuant to a Shelf Registration with respect to an offering of Spinco Common Stock for its own account and/or for the account of any other Persons will be a Spinco Public Sale unless such offering qualifies for an exemption from the Spinco Public Sale definition in this Section 2.2(a); provided, further, that if Spinco files a Shelf Registration for its own account and/or for the account of any other Persons that is not solely with respect to a Spinco Public Sale, Spinco agrees that it shall use its reasonable best efforts to include in such Registration Statement such disclosures as may be required by Rule 430B under the Securities Act in order to ensure that the Holders may be added to such Shelf Registration at a later time through the filing of a Prospectus supplement rather than a post-effective amendment.

(b) Right to Withdraw. Each Holder shall have the right to withdraw such Holder’s request for inclusion of its Registrable Securities in any Underwritten Offering pursuant to this Section 2.2 at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to Spinco of such Holder’s request to withdraw and, subject to the preceding clause, each Holder shall be permitted to withdraw all or part of such Holder’s Registrable Securities from a Piggyback Registration at any time prior to the effective date thereof.

(c) Priority of Piggyback Registration. If the managing underwriter or underwriters of any proposed Underwritten Offering of a class of Registrable Securities included in a Piggyback Registration informs Spinco and the Holders in writing that, in its or their opinion, the number of securities of such class which such Holder and any other Persons intend to include in such Underwritten Offering exceeds the number which can be sold in such Underwritten Offering without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Underwritten Offering shall be reduced to such number that can be sold without such adverse effect and the securities to be included in the Underwritten Offering shall be (i) first, all securities of Spinco or any other Persons for whom Spinco is effecting the Underwritten Offering, as the case may be, proposes to Sell; (ii) second, Registrable Securities requested by the Investors to be included in such Underwritten Offering; (iii) third, Registrable Securities requested by all other Holders to be included in such Underwritten Offering on a pro rata basis calculated based on the number of shares requested to be registered; and (iv) fourth, all other securities requested and otherwise eligible to be included in such Underwritten Offering (including securities to be sold for the account of Spinco) on a pro rata basis calculated based on the number of shares requested to be registered.

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2.3 Selection of Underwriter(s), Etc. In any Underwritten Offering pursuant to Section 2.1 or Section 2.2 that is not a Spinco Public Sale, the Investors, in the event the Investors are participating in such Underwritten Offering, or the Holders of a majority of the outstanding Registrable Securities being included in the Underwritten Offering, in the event the Investors are not participating in such Underwritten Offering, shall select the underwriter(s) and financial printer and Holder’s counsel for such Underwritten Offering, subject to Spinco’s approval (not to be unreasonably withheld, conditioned or delayed). In any Spinco Public Sale, Spinco shall select the underwriter(s) and financial printer and the Investors, in the event the Investors are participating in such Underwritten Offering, or the Holders of a majority of the outstanding Registrable Securities being included in the Spinco Public Sale, in the event the Investors are not participating in such Underwritten Offering, shall select counsel to the Holder(s).

2.4 Registration Procedures.

(a) In connection with the Registration and/or Sale of Registrable Securities pursuant to this Agreement, through an Underwritten Offering or otherwise, Spinco shall use reasonable best efforts to effect or cause the Registration and the Sale of such Registrable Securities in accordance with the intended methods of Sale thereof and:

(i) prepare and file the required Registration Statement, including all exhibits and financial statements (collectively, the “Ancillary Filings”) required under the Securities Act to be filed therewith, and before filing with the SEC a Registration Statement or Prospectus, or any amendments or supplements thereto, (A) furnish to the underwriters, if any, and to the Holders, copies of all documents prepared to be filed, which documents shall be subject to the review and comment of such underwriters and such Holders and their respective counsel, and provide such underwriters and such Holders and their respective counsel reasonable time to review and comment thereon and (B) not file with the SEC any Registration Statement or Prospectus or amendments or supplements thereto or any Ancillary Filing to which the Holders or the underwriters shall reasonably object;

(ii) except in the case of a Shelf Registration, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the Sale of all of the Shares Registered thereon until the earlier of (x) such time as all of such Shares have been Sold in accordance with the intended methods of Sale set forth in such Registration Statement or (y) the expiration of nine (9) months after such Registration Statement becomes effective;

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(iii) in the case of a Shelf Registration, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the Sale of all Shares subject thereto for a period ending thirty-six (36) months after the effective date of such Registration Statement (or, if earlier, the date on which there are no Registrable Securities);

(iv) notify the participating Holders and the managing underwriter or underwriters, if any, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by Spinco (A) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, when the applicable Prospectus or any amendment or supplement to such Prospectus has been filed, or any Ancillary Filing has been filed, (B) of any written comments by the SEC or any request by the SEC or any other Governmental Authority for amendments or supplements to such Registration Statement or such Prospectus or any Ancillary Filing or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order preventing or suspending the use of any preliminary or final Prospectus or any Ancillary Filing or the initiation or threatening of any proceedings for such purposes, (D) if, at any time, the representations and warranties of Spinco in any applicable underwriting agreement cease to be true and correct in all material respects, and (E) of the receipt by Spinco of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or Sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(v) promptly notify each selling Holder and the managing underwriter or underwriters, if any, when Spinco becomes aware of the occurrence of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) or any Ancillary Filing contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus and any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus or any Ancillary Filing in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Holder and the managing underwriter or underwriters, if any, an amendment or supplement to such Registration Statement or Prospectus or any Ancillary Filing which will correct such statement or omission or effect such compliance;

(vi) use its reasonable best efforts to prevent or obtain the withdrawal of any stop order or other order suspending the use of any preliminary or final Prospectus;

(vii) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and the Holders may reasonably request in order to permit the intended method of distribution of the Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

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(viii) furnish to each selling Holder and each underwriter, if any, without charge, as many conformed copies as such Holder or underwriter may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(ix) deliver to each selling Holder and each underwriter, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Holder or underwriter may reasonably request (it being understood that Spinco consents to the use of such Prospectus or any amendment or supplement thereto by each selling Holder and the underwriters, if any, in connection with the offering and Sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto) and such other documents as such selling Holder or underwriter may reasonably request in order to facilitate the Sale of the Registrable Securities by such Holder or underwriter;

(x) on or prior to the date on which the applicable Registration Statement is declared effective or becomes effective, use its reasonable best efforts to register or qualify, and cooperate with each selling Holder, the managing underwriter or underwriters, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and Sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as any selling Holder or managing underwriter or underwriters, if any, or their respective counsel reasonably request, and in any foreign jurisdiction mutually agreeable to Spinco and the participating Holders, in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and so as to permit the continuance of Sales and dealings in such jurisdictions of the United States for so long as may be necessary to complete the distribution of the Registrable Securities covered by the Registration Statement; provided that Spinco will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(xi) in connection with any Sale of Registrable Securities that will result in such securities no longer being Registrable Securities, cooperate with each participating Holder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive Securities Act legends; and to register such Registrable Securities in such denominations and such names as such selling Holder or the underwriters, if any, may request at least two (2) Business Days prior to such Sale of Registrable Securities; provided that Spinco may satisfy its obligations hereunder without issuing physical stock certificates through the use of the Depository Trust Company’s Direct Registration System;

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(xii) cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority and each securities exchange, if any, on which any of Spinco’s securities are then listed or quoted and on each inter-dealer quotation system on which any of Spinco’s securities are then quoted, and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of each such exchange, and use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the Sale of such Registrable Securities;

(xiii) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company; provided that Spinco may satisfy its obligations hereunder without issuing physical stock certificates through the use of the Depository Trust Company’s Direct Registration System;

(xiv) in the case of an Underwritten Offering, obtain for delivery to and addressed to the underwriter or underwriters opinions from outside counsel or the general counsel for Spinco, in each case dated the date of the closing under the underwriting agreement, and in customary form and content for the type of Underwritten Offering;

(xv) in the case of an Underwritten Offering, obtain for delivery to and addressed to Spinco and the underwriter or underwriters a comfort letter from Spinco’s or other applicable independent certified public accountants in customary form and content for the type of Underwritten Offering, dated the date of execution of the underwriting agreement, and brought down to the closing under the underwriting agreement;

(xvi) use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as soon as reasonably practicable, but no later than seventy-five (75) days after the end of the twelve (12)-month period beginning with the first day of Spinco’s first quarter commencing after the effective date of the applicable Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder and covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the Registration Statement;

(xvii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

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(xviii) cause all Registrable Securities covered by the applicable Registration Statement to be listed on the principal securities exchange on which Spinco’s Common Stock is then listed or quoted;

(xix) provide (A) each Holder participating in the Registration, (B) the underwriters (which term, for purposes of this Agreement, shall include a Person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, of the Registrable Securities to be Registered, (C) the Sale or placement agent therefor, if any, (D) counsel for such underwriters or agent, and (E) any attorney, accountant or other agent or representative retained by such Holder or any such underwriter, as selected by such Holder, the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the SEC, and each amendment or supplement thereto, and to require the insertion therein of material, furnished to Spinco in writing, which in the reasonable judgment of such Holder(s) and their counsel should be included; and for a reasonable period prior to the filing of such Registration Statement, upon receipt of such confidentiality agreements as Spinco may reasonably request, make available upon reasonable notice at reasonable times and for reasonable periods for inspection by the parties referred to in (A) through (E) above, all pertinent financial and other records, pertinent corporate and other documents and properties of Spinco that are available to Spinco, and cause all of Spinco’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available at reasonable times and for reasonable periods to discuss the business of Spinco and to supply all information available to Spinco reasonably requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility, subject to the foregoing;

(xx) to cause the executive officers of Spinco to participate in customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters in any Underwritten Offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto; and

(xxi) take all other customary steps reasonably necessary to effect the Registration, offering and Sale of the Registrable Securities.

(b) As a condition precedent to any Registration hereunder, Spinco may require each Holder as to which any Registration is being effected to furnish to Spinco such information regarding the distribution of such securities and such other information relating to such Holder, its ownership of Registrable Securities and other matters as Spinco may from time to time reasonably request in writing. Each such Holder agrees to furnish such information to Spinco and to cooperate with Spinco as reasonably necessary to enable Spinco to comply with the provisions of this Agreement.

(c) The Investors agree, and any other Holder agrees by acquisition of such Registrable Securities, that, upon receipt of any written notice from Spinco of the occurrence of any event of the kind described in Section 2.4(a)(vi), such Holder will forthwith discontinue the Sale of Registrable Securities pursuant to such Registration Statement until such Holder’s receipt

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of the copies of the supplemented or amended Prospectus contemplated by Section 2.4(a)(vi), or until such Holder is advised in writing by Spinco that the use of the Prospectus may be resumed, and if so directed by Spinco, such Holder will deliver to Spinco (at Spinco’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event Spinco shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus contemplated by Section 2.4(a)(vi) or is advised in writing by Spinco that the use of the Prospectus may be resumed.

2.5 Holdback Agreements . To the extent requested in writing by the managing underwriter or underwriters of any Underwritten Offering, Spinco agrees not to, and shall exercise reasonable best efforts to obtain agreements (in the underwriters’ customary form and subject to customary carve-outs) from its directors, executive officers and beneficial owners of ten percent (10%) or more of Spinco Common Stock who are Affiliates of Spinco not to, directly or indirectly offer, Sell, pledge, contract to Sell (including any short Sale), grant any option to purchase or otherwise Sell any equity securities of Spinco or enter into any hedging transaction relating to any equity securities of Spinco during the sixty (60) days (unless the managing underwriter or underwriters otherwise agree to a shorter period) beginning on the pricing date of such Underwritten Offering (such customary carve-outs to include, but not be limited to, transfers by such lock-up parties: as part of such Underwritten Offering; pursuant to any Distribution; pursuant to registrations on Form S-8 or Form S-4 or any successor forms thereto; grants of or issuances of equity or equity awards by Spinco pursuant to Spinco’s equity incentive plans; agreements to issue or issuances by Spinco of up to 10% of Spinco’s outstanding shares of Common Stock in connection with acquisitions, joint ventures or other strategic transactions; the exercise by directors and officers of Spinco of awards under Spinco’s equity incentive plans; transfers to Spinco or sales in the open market by directors and officers of Spinco pursuant to the net or cashless exercise of equity awards under Spinco’s equity incentive plans or to cover tax withholding; or sales by directors and officers of Spinco pursuant to existing 10b5-1 plans).

2.6 Underwritten Offerings . If requested by the managing underwriters for any Underwritten Offering, Spinco shall enter into an underwriting agreement with such underwriters for such offering; provided, however, that no Holder shall be required to make any representations or warranties to Spinco (other than representations and warranties regarding such Holder and such Holder’s intended method of distribution) or to undertake any indemnification obligations to Spinco or the underwriters with respect thereto, except as otherwise provided in Section 2.8 hereof.

2.7 Registration Expenses Paid By Spinco . In the case of any Registration of Registrable Securities required pursuant to this Agreement (including any Registration that is delayed or withdrawn) or proposed Underwritten Offering pursuant to this Agreement, Spinco shall pay all Registration Expenses regardless of whether the Registration Statement becomes effective or the Underwritten Offering is completed; provided, however, each Holder shall pay its own attorney fees.

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2.8 Indemnification.

(a) Indemnification by Spinco. Spinco agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Holder, such Holder’s Affiliates and its and their respective officers, directors, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons (collectively, the “Holder Indemnified Parties”) from and against any and all losses, claims, damages, liabilities (or actions in respect thereof, whether or not such Holder Indemnified Party is a party thereto) and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which the Sale of such Registrable Securities was Registered under the Securities Act (including any final or preliminary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any such statement made in any free writing prospectus (as defined in Rule 405 under the Securities Act) that Spinco has filed or is required to file pursuant to Rule 433(d) under the Securities Act, or (ii) any omission or alleged omission to state therein a material fact required to be stated in such Registration Statement or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in the light of the circumstances under which they were made) not misleading; provided, however, that Spinco shall not be liable to any particular Holder Indemnified Party in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement in reliance upon and in conformity with written information furnished to Spinco by such Holder Indemnified Party expressly for use in the preparation thereof. This indemnity shall be in addition to any liability Spinco may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Holder Indemnified Party and shall survive the transfer of such securities by such Holder.

(b) Indemnification by the Selling Holder. Each selling Holder agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, Spinco and its directors, officers, employees, advisors, agents and each Person who controls Spinco (within the meaning of the Securities Act and the Exchange Act) (collectively, the “Spinco Indemnified Parties” and, together with the Holder Indemnified Parties, the “Indemnified Parties”) from and against any Losses arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which the Sale of such Registrable Securities was Registered under the Securities Act (including any final or preliminary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any such statement made in any free writing prospectus that Spinco has filed or is required to file pursuant to Rule 433(d) under the Securities Act, or (ii) any omission or alleged omission to state therein a material fact required to be stated in such Registration Statement or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in the light of the circumstances under which they were made) not misleading to the extent, but, in each case (i) or (ii), only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such selling Holder to Spinco specifically for inclusion in such Registration Statement, Prospectus, preliminary Prospectus or free writing prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar

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amount of the net proceeds received by such Holder under the Sale of the Registrable Securities giving rise to such indemnification obligation. This indemnity shall be in addition to any liability the selling Holder may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Spinco or any Spinco Indemnified Party.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent that it is materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the applicable Indemnified Party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the applicable Indemnified Party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other Indemnified Parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent, but such consent may not be unreasonably withheld, conditioned or delayed. If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the applicable Indemnified Party, which consent may not be unreasonably withheld, conditioned or delayed. No indemnifying party shall consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of an unconditional release from all liability in respect to such claim or litigation. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time from all such Indemnified Party or Indemnified Parties unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party, (y) an applicable Indemnified Party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other Indemnified Parties or (z) a conflict or potential conflict exists or may exist (based on advice of counsel to an applicable Indemnified Party) between such Indemnified Party and the other Indemnified Parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

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(d) Contribution. If for any reason the indemnification provided for in Section 2.8(a) or Section 2.8(b) is unavailable to an Indemnified Party or insufficient to hold it harmless as contemplated by Section 2.8(a) or Section 2.8(b), then the indemnifying party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Indemnified Party on the other hand. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything in this Section 2.8(d) to the contrary, no indemnifying party (other than Spinco) shall be required pursuant to this Section 2.8(d) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the Sale of Registrable Securities in the offering to which the Losses of the Indemnified Parties relate (before deducting expenses, if any) exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.8(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

2.9 Reporting Requirements; Rule 144. Until the expiration or termination of this Agreement in accordance with its terms, Spinco shall use its reasonable best efforts to be and remain in compliance with the periodic filing requirements imposed under the SEC’s rules and regulations, including the Exchange Act, and any other applicable laws or rules, and shall timely file such information, documents and reports as the SEC may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. If Spinco is not required to file such reports, it will, upon the request of any Holder, make publicly available such necessary information for so long as necessary to permit Sales pursuant to Rule 144 under the Securities Act, and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to Sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (b) any rule or regulation hereafter adopted by the SEC. From and after the date hereof through the first anniversary of the date upon which no Holder owns any Registrable Securities, Spinco shall forthwith upon request furnish any Holder (i) a written statement by Spinco as to whether it has complied with such requirements and, if not, the specifics thereof, (ii) a copy of the most recent annual or quarterly report of Spinco, and (iii) such other reports and documents filed by Spinco with the SEC as such Holder may reasonably request in availing itself of an exemption for the Sale of Registrable Securities without registration under the Securities Act.

2.10 Other Registration Rights. Spinco shall not grant to any Persons the right to request Spinco to Register any equity securities of Spinco, or any securities convertible or exchangeable into or exercisable for such securities, whether pursuant to “demand,” “piggyback,” or other rights, unless such rights are subject and subordinate to the rights of the Holders under this Agreement.

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ARTICLE III

MISCELLANEOUS

3.1 Term. This Agreement shall terminate upon the earlier of (x) such time as there are no Registrable Securities and (y) the mutual agreement of the parties hereto, except for the provisions of Section 2.7 and Section 2.8 and all of this Article III, which shall survive any such termination.

3.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered: (a) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (b) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; (c) if sent by email transmission prior to 6:00 p.m. recipient’s local time, upon transmission when receipt is confirmed; or (d) if sent by email transmission after 6:00 p.m. recipient’s local time, the Business Day following the date of transmission when receipt is confirmed.

3.3 Entire Agreement. This Agreement including any exhibits and amendments hereto, and the other agreements and documents referred to herein and therein, shall together constitute the entire agreement between the Investors and Spinco with respect to the subject matter hereof and thereof and shall supersede all prior negotiations, agreements and understandings, both written and oral, between the Investors and Spinco with respect to such subject matter hereof.

3.4 Successors, Assigns and Transferees.

(a) The provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the parties and their respective successors and permitted assigns. Spinco may assign this Agreement at any time in connection with a Sale or acquisition of Spinco, whether by merger, consolidation, Sale of all or substantially all of Spinco’s assets, or similar transaction, without the consent of the Holders; provided that the successor or acquiring Person agrees in writing to assume all of Spinco’s rights and obligations under this Agreement. Any Investor may assign its rights, interests and obligations under this Agreement, in whole or in part, to one or more of its Affiliates that agree in writing to be bound by this Agreement.

(b) In connection with the Sale of Convertible Preferred Stock or Registrable Securities, the Investors may assign their Registration-related rights and obligations under this Agreement relating to such Registrable Securities to any transferee to which Convertible Preferred Stock or Registrable Securities are Sold; provided, that (x) Spinco is given written notice prior to or at the time of such Sale stating the name and address of the transferee and identifying the securities with respect to which the Registration-related rights and obligations are being Sold and (y) the transferee executes a counterpart in the form attached hereto as Exhibit A

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and delivers the same to Spinco (any such transferee in such Sale, a “Transferee”). In connection with the Sale of Convertible Preferred Stock or Registrable Securities, a Transferee or Subsequent Transferee (as defined below) may assign its Registration-related rights and obligations under this Agreement relating to such Registrable Securities to the following subsequent transferees: (A) an Affiliate of such Transferee to which Convertible Preferred Stock or Registrable Securities are Sold or (B) any subsequent transferee to which Convertible Preferred Stock or Registrable Securities are Sold; provided, that in the case of clauses (A) or (B), (x) Spinco is given written notice prior to or at the time of such Sale stating the name and address of the subsequent transferee and identifying the securities with respect to which the Registration-related rights and obligations are being assigned and (y) the subsequent transferee executes a counterpart in the form attached hereto as Exhibit A and delivers the same to Spinco (any such subsequent transferee, a “Subsequent Transferee”).

3.5 GOVERNING LAW; NO JURY TRIAL.

(a) This Agreement and any Action (whether at law, in contract, in tort or otherwise) arising out of or relating to this Agreement or the negotiation, validity, interpretation, performance, breach or termination of this Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, regardless of the laws that might otherwise govern under applicable conflicts of law principles thereof.

(b) Each party hereto shall appoint a representative who shall be responsible for administering this dispute resolution provision (each, an “Appointed Representative”). The Appointed Representatives shall have the authority to resolve Agreement Disputes (as defined below). Except as otherwise provided in this Agreement, in the event of a controversy, dispute or claim arising out of, in connection with, or in relation to the interpretation, performance, nonperformance, validity, termination or breach of this Agreement or otherwise arising out of, or in any way related to, this Agreement (collectively, the “Agreement Disputes”), the Appointed Representatives shall provide written notice of such Agreement Dispute in the manner provided by Section 3.2 above (the “Dispute Notice”) and negotiate in good faith for a reasonable period of time to settle such Agreement Dispute; provided, however, that: (i) such reasonable period of time shall not, unless otherwise agreed to by all parties hereto in writing, exceed thirty (30) calendar days from the date of delivery of the Dispute Notice; and (ii) the Appointed Representative from each party hereto shall first have tried to resolve the differences between the parties hereto. Nothing said or disclosed, nor any document produced, in the course of any negotiations, conferences and discussions in connection with efforts to settle an Agreement Dispute that is not otherwise independently discoverable shall be offered or received as evidence or used for impeachment or for any other purpose, but shall be considered as to have been disclosed for settlement purposes. Unless otherwise agreed in writing, the parties hereto will continue to honor all commitments under this Agreement during the course of dispute resolution of an Agreement Dispute pursuant to the provisions of this Section 3.5 with respect to all matters not specifically subject to such dispute resolution.

(c) Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party hereto shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party hereto of any one remedy shall not preclude the exercise of any other remedy. Nothing in

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this Agreement shall be deemed a waiver by any party hereto of any right to specific performance or injunctive relief. The parties hereto understand and agree that the covenants and agreements on each of their parts herein contained are uniquely related to the desire of the parties hereto and their respective Affiliates to consummate the transactions contemplated herein, that the transactions contemplated herein are a unique business opportunity at a unique time for each of the Investors and Spinco and their respective Affiliates, and further agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms, and further agree that, although monetary damages may be available for the breach of such covenants and agreements, monetary damages would be an inadequate remedy therefor. It is accordingly agreed that, in addition to any other remedy that may be available to it, including monetary damages, each of the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement exclusively in the Texas Business Court in the Third Business Court Division of the State of Texas (or, if such Court lacks jurisdiction or declines to hear the applicable cause of action, the Texas Business Court in the First Business Court Division of the State of Texas or, if such Court lacks jurisdiction or declines to hear the applicable cause of action, the United States District Court for the Western District of Texas, Austin Division or, if such Court lacks jurisdiction or declines to hear the applicable cause of action, the state district court of Travis County, Texas) (each court set forth in the express order immediately above, a “Chosen Court” and collectively, the “Chosen Courts”), and each of the parties hereto agree to the exclusive jurisdiction and venue of the Chosen Courts. Each of the parties hereto further agrees that, to the fullest extent permitted by applicable law, no party hereto shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 3.5 and each party hereto waives any objection to the imposition of such relief or any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

(d) Each of the parties hereto irrevocably agrees that, subject (except in the case of any legal action or proceeding seeking specific performance or injunctive relief pursuant to Section 3.5(c)) to prior compliance with Section 3.5(b), any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder, brought by any other party hereto or its successors or assigns, shall be brought and determined exclusively in the applicable Chosen Court. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the Chosen Courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the Chosen Courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement: (i) any claim that it is not personally subject to the jurisdiction of the Chosen Courts for any reason other than the failure to serve in accordance with this Section 3.5; (ii) any claim that it or its property is exempt or immune from jurisdiction of any applicable Chosen Court or from any legal process commenced in such applicable Chosen Court (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (iii) to the fullest extent permitted by the applicable law, any claim that: (x) the suit, action or proceeding in the applicable Chosen Court is brought in an inconvenient

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forum; (y) the venue of such suit, action or proceeding is improper; or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such Chosen Courts (other than by reason of, except in the case of any action or proceeding for specific performance or injunctive relief pursuant to Section 3.5(c), needing to first comply with the provisions of Section 3.5(b)). In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals. The parties hereto agree that service of any court paper may be made in any manner as may be provided under the applicable laws or court rules governing service of process in the applicable Chosen Court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

(e) EACH OF THE PARTIES HERETO, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR LEGAL PROCEEDING (WHETHER AT LAW, IN CONTRACT, IN TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

3.6 Headings. The article, section and paragraph headings contained in this Agreement are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

3.7 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

3.8 Amendment; Waiver.

(a) This Agreement may not be amended or modified and waivers and consents to departures from the provisions hereof may not be given, except by an instrument or instruments in writing making specific reference to this Agreement and signed by Spinco and the Holders of a majority of the Registrable Securities; provided that if any Investor or any of its Affiliates owns Registrable Securities, no amendment to or waiver of any provision in this Agreement will be effected without the written consent of such Investor if such amendment or waiver adversely affects the rights of such Investor or such Affiliates of such Investor. Any such waiver, amendment or supplement shall not be applicable or have any effect except in the specific instance in which it is given. No course of dealing between or among any Persons having any interest in this Agreement shall be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any party hereto under or by reason of this Agreement.

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(b) Notwithstanding the foregoing, no failure on the part of any party hereto to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party hereto in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. The rights and remedies hereunder are cumulative and not exclusive of any rights or remedies that any party hereto would otherwise have. Any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement or any such waiver of any provision of this Agreement must satisfy the conditions set forth in Section 3.8(a) and shall be effective only to the extent in such writing specifically set forth.

3.9 Registrations, Exchanges, etc. Notwithstanding anything to the contrary that may be contained in this Agreement, the provisions of this Agreement shall apply to the fullest extent set forth herein with respect to (a) any shares of Spinco Common Stock, now or hereafter authorized to be issued, (b) any and all securities of Spinco into which the shares of Spinco Common Stock are converted, exchanged or substituted in any recapitalization or other capital reorganization by Spinco and (c) any and all securities of any kind whatsoever of Spinco or any successor or permitted assign of Spinco (whether by merger, consolidation, Sale of assets or otherwise) which may be issued on or after the date hereof in respect of, in conversion of, in exchange for or in substitution of, the shares of Spinco Common Stock, and shall be appropriately adjusted for any stock dividends, or other distributions, stock splits or reverse stock splits, combinations, recapitalizations, mergers, consolidations, exchange offers or other reorganizations occurring after the date hereof.

3.10 Further Assurances. In addition to and without limiting the actions specifically provided for elsewhere in this Agreement and subject to the limitations expressly set forth in this Agreement each of the parties shall cooperate with each other and use (and shall cause its respective Subsidiaries and Affiliates to use) commercially reasonable efforts to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things reasonably necessary on its part under applicable law or contractual obligations to consummate and make effective the transactions contemplated by this Agreement.

3.11 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other party hereto, it being understood that all parties hereto need not sign the same counterpart. This Agreement may be executed and delivered by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by a combination of such means. The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or electronic transmission shall be treated in all manner and respects as an original agreement and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person.

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3.12 No Inconsistent Agreements. Spinco shall not hereafter enter into any agreement with respect to their securities which is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement.

[The remainder of page intentionally left blank. Signature pages follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

[INVESTOR]

By:
Name:
Title:

[Name]

[Address]

Attn: [•]

Email: [•]

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

Axiom Solutions International, Inc.

By:
Name:
Title:

Axiom Solutions International, Inc.

c/o [•]

[Address]

Attn: [•]

Email: [•]

[Signature Page to Registration Rights Agreement]

Exhibit 99.1

Flex Announces $2.0 Billion Convertible Preferred Investment into

Axiom Led by General Catalyst with Koch Equity Development

Transaction Highlights:

•	Strategic investment from General Catalyst, Koch Equity Development, and co-investors to support long-term growth at Axiom, Flex’s Cloud and Power Infrastructure segment

•	$2.0 billion convertible preferred equity investment is at an initial enterprise value for Axiom of $37.5 billion

•	Flex intends to separate Axiom into an independent, publicly traded company in the first quarter of calendar 2027

AUSTIN, Texas, October 5, 2026 /PRNewswire/ — Flex (NASDAQ: FLEX) announced today that it has entered into an agreement to sell $2.0 billion of shares of Series A Convertible Preferred Stock of Axiom Solutions International, Inc. (Axiom), Flex’s Cloud and Power Infrastructure segment, to funds affiliated with General Catalyst, Koch Equity Development, and co-investors. Through this strategic investment, Axiom will be positioned to further capitalize on the growing AI infrastructure demand as it prepares to operate as an independent company. Pro-forma for the separation, the investment will be solely in Axiom.

“This investment provides equity funding for our recently announced acquisition of EPC Power and will allow Axiom to have a strong balance sheet as we prepare to stand up as an independent, publicly traded company squarely focused on the power, thermal, and compute infrastructure the AI era demands,” said Revathi Advaithi, Chief Executive Officer of Flex and expected Chief Executive Officer of Axiom. “General Catalyst brings deep conviction in applied AI and a long track record partnering with companies building category-defining leaders, and we’re glad to have them partner with us as Axiom enters its next chapter. We believe this transaction reflects the value we see in Axiom’s business today and will translate into lasting value for Flex shareholders as the separation comes together.”

“Axiom sits at the center of the power and infrastructure buildout that AI demands, and we’ve been impressed by the team’s execution and the scale of the opportunity ahead,” said Hemant Taneja, Chief Executive Officer, General Catalyst. “We look forward to partnering with Axiom for the long term as it becomes an independent company and continues to invest in the technology and capacity this next phase of growth requires.”

“AI diffusion requires modern power solutions at scale,” said Madhu Namburi, Managing Director, General Catalyst. “Under Revathi’s leadership, we believe Axiom will become the defining power company of the AI era.”

As part of the investment, General Catalyst will have the right to nominate one director to Axiom’s board of directors, following completion of the separation.

The Convertible Preferred Stock pays a dividend of 10.0% per annum in cash prior to the separation, stepping down to 6.0% per annum in cash or 7.0% per annum if paid in kind following the separation, subject to increases after the fifth anniversary of the separation and certain other adjustments.

Net proceeds from the investment will be used to fund a portion of the purchase price of Axiom’s pending acquisition of EPC Power, to repay any equity bridge or other intermediate financing incurred in connection with the acquisition, to pay dividends on the Convertible Preferred Stock, or for general corporate purposes. Flex separately has secured committed term loan financing for the balance of the EPC power acquisition.

The investment is expected to close following receipt of customary regulatory approvals and satisfaction of other customary closing conditions.

Flex previously announced its intention to separate its Cloud and Power Infrastructure segment into an independent, publicly traded company, Axiom, which is expected to be completed in the first quarter of calendar 2027, subject to the satisfaction of customary conditions.

Advisors

PJT Partners is serving as financial advisor, and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel to Flex.

Davis Polk & Wardwell LLP is serving as legal counsel to General Catalyst.

About Flex

Flex (Reg. No. 199002645H) is the manufacturing partner of choice that helps leading brands design, build, and manage products that improve the world. With a global footprint spanning 30 countries, Flex delivers advanced manufacturing and supply chain solutions, innovative products and technology, and lifecycle services that support customers from concept to scale. In the AI era, Flex is helping customers accelerate data center deployment by solving power, heat, and scale challenges through cutting-edge power and cooling technology and scalable IT infrastructure solutions. For information about Flex’s intent to spin off its Cloud and Power Infrastructure portfolio, visit: https://flex.com/transaction-resources.

About General Catalyst

General Catalyst is a global investment and transformation company with venture at its core. We meet the most ambitious founders where they are from seed to growth stage and beyond to drive resilience and applied AI. With offices in San Francisco, New York City, Boston, Berlin, Bangalore, London, and Washington, D.C., we support entrepreneurs with a long-term view who challenge the status quo, and give them access to insanely powerful advantages. General Catalyst has supported the growth of 900+ businesses, including Airbnb, Anduril, Anthropic, Applied Intuition, Commure, Glean, Guild, Gusto, Helsing, Hubspot, Kayak, Livongo, Mistral, Ramp, Samsara, Snap, Stripe, Sword, and Zepto.

About Koch Equity Development

Koch Equity Development is the principal investment and acquisition arm of Koch, Inc., one of the largest privately held businesses in America. Since 2012, KED has deployed more than $40 billion in equity investments and acquisitions. With revenues that have exceeded $125 billion, Koch companies employ about 130,000 people worldwide, with nearly half of those in the United States.

Contacts

Flex Investors & Analysts

Michelle Simmons

Senior Vice President, Global Investor Relations and Public Relations

(669) 242-6332

Michelle.Simmons@flex.com

Flex Media & Press

press@flex.com

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the convertible preferred investment in Axiom (the “Investment”), the acquisition of EPC Power Corp. (the “EPC Power Acquisition”) planned spin-off of our cloud and power infrastructure segment into an independent, publicly traded company (the “Spin-Off”); the expected timing of the closing of the Investment, EPC Power Acquisition and the Spin-Off and the ability to complete the Investment, the EPC Power Acquisition and the Spin-Off; the anticipated benefits of the EPC Power

Acquisition and the Spin-Off, including enhanced strategic focus, financial flexibility, and value creation for shareholders; the expected tax-free treatment of the Spin-Off for U.S. federal income tax purposes; the expected future performance of each of Flex and Axiom following completion of the EPC Power Acquisition and the Spin-Off; the impact of the EPC Power Acquisition on Flex’s Cloud and Power Infrastructure segment; the expected sources and structure of financing for the EPC Power Acquisition; management changes and leadership of each of Flex and Axiom; and statements about business strategies, growth opportunities, market position, and financial outlook for each of Flex and Axiom. These forward-looking statements are based on current expectations, estimates, and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Risks and uncertainties related to the Investment, EPC Power Acquisition and the Spin-Off include, but are not limited to: uncertainties as to whether the Investment, EPC Power Acquisition and the Spin-Off will be completed and the timing thereof; the ability to achieve anticipated ratings of the Convertible Preferred Stock; the possibility that various conditions to the completion of the Investment, EPC Power Acquisition and the Spin-Off may not be satisfied or waived; the possibility that the Spin-Off will not qualify for the expected tax-free treatment for U.S. federal income tax purposes; the risk that the Spin-Off may be more difficult, time-consuming, or costly than expected, including the impact on Flex’s resources, systems, procedures, and controls; the possibility that the occurrence of any event or circumstance that could give rise to the right of one or more parties to the that certain Stock Purchase Agreement relating to the EPC Power Acquisition (the “EPC Purchase Agreement”) to terminate the EPC Purchase Agreement; potential adverse effects to the businesses of Flex or EPC Power during the pendency of the Investment, the EPC Power Acquisition and the Spin-Off, such as employee departures or distraction of management from business operations; the possibility that the strategic, operational, and financial benefits of the EPC Power Acquisition and the Spin-Off may not be achieved or may take longer to achieve than expected, including as a result of problems arising from the integration of the business of EPC Power; the failure to obtain, or delays in obtaining, required legal, regulatory or other approvals necessary to complete the Investment, the EPC Power Acquisition and the Spin-Off; disruption from the EPC Power Acquisition and the Spin-Off, including potential adverse effects on relationships with customers, suppliers, employees, and other business partners; competitive responses to the announcement or completion of the spin-off; diversion of management’s attention from ongoing business operations; the possibility of disputes, litigation, or unanticipated costs in connection with the EPC Power Acquisition and the Spin-Off; uncertainty regarding the financial performance of either company following the Spin-Off; negative effects of the announcement or pendency of the spin-off on the market price of Flex’s securities and/or on Flex’s financial performance; the ability to achieve anticipated capital structures, credit ratings, and financing in connection with the Spin-Off; the ability to retain key personnel; impacts of geopolitical conflicts; and any changes in general economic and/or industry-specific conditions. Additional information concerning risks relating to our business is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K and in our subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). All forward-looking statements are made as of the date hereof, and Flex assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Important Information and Where to Find It

In connection with the proposed Spin-Off, Flex intends to file relevant materials with the SEC, including, among other filings, a proxy statement on Schedule 14A that will be mailed or otherwise disseminated to shareholders of Flex seeking their approval of the Spin-Off proposal. In addition, a registration statement on Form 10 (the “Form 10”) has been filed with the SEC by Axiom with respect to its common stock on September 15, 2026. This communication is not a substitute for the proxy statement and Form 10 or any other document that may be filed with the SEC by Flex or Axiom. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE FORM 10 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED BY EACH OF FLEX AND AXIOM WITH THE SEC IN CONNECTION WITH THE PROPOSED SPIN-OFF (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT FLEX, AXIOM, THE PROPOSED SPIN-OFF AND RELATED MATTERS. Investors will be able to obtain free copies of the proxy statement and Form 10 and other relevant documents (when they become available) that will be filed by each of Flex and Axiom with the SEC on the SEC’s website at http://www.sec.gov. Investors also will be able to obtain free copies of the proxy statement and other relevant documents that will be filed by Flex with the SEC from the investor relations page on Flex’s website at investors.flex.com.

Participants in the Solicitation

Flex and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Flex in connection with the proposed Spin-Off. Information regarding Flex’s directors and executive officers and their ownership of Flex ordinary shares is contained in Flex’s proxy statement for its 2026 annual general meeting of shareholders, which was filed with the SEC on June 24, 2026, including under the headings “Corporate Governance,” “Fiscal Year 2026 Non-Employee Directors’ Compensation,” “Proposal No. 1: Re-election of Directors,” “Proposal No. 3: Non-Binding, Advisory Resolution on Executive Compensation,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Information about our Executive Officers” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent the holdings of the Flex securities by the Flex directors and executive officers have changed since the amounts set forth in the proxy statement for its 2026 annual general meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed Spin-Off. You may obtain free copies of these documents using the sources indicated above.